UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
January 31, 2022
MFS®  Global High Yield Fund
HYO-ANN

MFS® Global High Yield Fund

Contact information	back cover

Appendix A: MFS High Yield Pooled Portfolio Annual Report	Enclosed
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
As a result of Russia’s invasion of Ukraine, the danger of wider geopolitical conflict has risen to levels not seen in decades, and this comes as sanctions aimed at countering Russia’s actions are exacerbating already mounting inflation. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. This has in turn led to increased volatility.
There are, however, encouraging signs for the markets. The Omicron wave of the coronavirus is receding outside Asia, unemployment is low, and there are signs that some global supply chain bottlenecks are beginning to ease, though events in Ukraine could hamper these advances. Additionally, easier Chinese monetary policy and the record pace of corporate stock buybacks are supportive elements, albeit amid an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
March 18, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Utilities - Electrical Power	7.1%
Cable TV	6.1%
Medical & Health Technology & Services	4.4%
Gaming & Lodging	4.4%
Wireless Communications	4.2%
Composition including fixed income credit quality (a)(i)
BBB	0.6%
BB	47.7%
B	37.7%
CCC	11.4%
CC	0.1%
C	0.1%
Not Rated	(0.7)%
Non-Fixed Income	0.6%
Cash & Cash Equivalents	1.3%
Other	1.2%
Portfolio facts (i)
Average Duration (d)	3.9
Average Effective Maturity (m)	5.5 yrs.
Issuer country weightings (i)(x)
United States	54.9%
United Kingdom	4.1%
Mexico	3.2%
India	3.0%
Brazil	2.8%
Canada	2.7%
Italy	2.5%
Netherlands	2.2%
Luxembourg	2.1%
Other Countries	22.5%

2

Portfolio Composition - continued
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.
Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of January 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended January 31, 2022, Class A shares of the MFS Global High Yield Fund (fund) provided a total return of 0.31%, at net asset value. This compares with a return of 0.32% for the fund’s benchmark, the ICE BofA Global High Yield - Constrained Index (USD Hedged).
In addition to investing directly in portfolio securities, the fund also invests indirectly in portfolio securities through investment in the MFS High Yield Pooled Portfolio, a mutual fund also advised by MFS. The discussion below reflects both the fund’s direct and indirect investments.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit seemingly milder strains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative monetary environment to a significantly more restrictive one ahead, which resulted in a rise in market volatility. Indeed, several central banks in emerging markets have already tightened policy, as has the Bank of England, while the US Federal Reserve signaled it intends to tighten policy soon. The European Central Bank, which had been expected to move slowly toward tighter policy, has indicated it, too, may need to dial back accommodation in coming months. However, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. As a result of the shifting monetary backdrop, sovereign bond yields moved higher during the period, but remain quite low relative to history.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations. Geopolitical tensions ramped up during the period with Russia amassing troops along its border with Ukraine and Chinese forces repeatedly entering airspace claimed by Taiwan.
An increase in market volatility saw speculative activity abate somewhat as “meme” stocks and cryptocurrencies came under pressure near the end of the period.
4

Management Review - continued
Detractors from Performance
Relative to the ICE BofA Global High Yield – Constrained Index (USD Hedged), the fund's greater-than-benchmark exposure to non-rated(r) issuers held back performance. From a sector perspective, an underweight allocation to the energy, banking and agency government owned, no guarantee sectors, dampened relative returns.
Top individual detractors for the reporting period included the fund’s overweight position in real estate company ADLER Group (other financial institutions) and an underweight position in food and beverage products manufacturer Kraft Heinz Company (consumer non-cyclicals).
Contributors to Performance
Security selection and a slightly greater-than-benchmark exposure to the other financial institutions sector contributed to relative performance, most notably the fund’s favorable bond selection across “B” and “BB” rated bonds within emerging markets.
The fund’s shorter duration(d) stance aided relative performance as interest rates generally rose over the reporting period.
Top individual contributors for the reporting period included the fund’s overweight positions in both real estate development company Dar Al Arkan Real Estate Development Co. (other financial institutions) and personal and business loans provider Muthoot Finance (other financial institutions).
Respectfully,
Portfolio Manager(s)
David Cole, Matt Ryan, and Michael Skatrud
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 1/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 1/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	7/01/98	0.31%	4.02%	4.90%
B	7/01/98	(0.59)%	3.24%	4.10%
C	7/01/98	(0.61)%	3.20%	4.10%
I	7/01/98	0.56%	4.27%	5.14%
R1	6/02/08	(0.45)%	3.21%	4.08%
R2	6/02/08	0.06%	3.76%	4.62%
R3	6/02/08	0.17%	4.12%	4.93%
R4	6/02/08	0.58%	4.28%	5.21%
R6	6/02/08	0.65%	4.38%	5.25%
Comparative benchmark(s)
ICE BofA Global High Yield - Constrained Index (USD Hedged) (f)	0.32%	5.07%	6.41%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(3.96)%	3.12%	4.44%
B With CDSC (Declining over six years from 4% to 0%) (v)	(4.40)%	2.90%	4.10%
C With CDSC (1% for 12 months) (v)	(1.56)%	3.20%	4.10%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
ICE BofA Global High Yield – Constrained Index(d) (USD Hedged) – tracks the performance of below investment grade corporate debt of issuers domiciled in countries having an investment grade foreign currency long-term debt rating (based on an average of Moody’s and S&P). The Index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.
It is not possible to invest directly in an index.
(d)	Source ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and the index data and all components thereof are provided on an “as is” basis and your use is at
7

Performance Summary  - continued
your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
August 1, 2021 through January 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2021 through January 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/21	Ending Account Value 1/31/22	Expenses Paid During Period (p) 8/01/21-1/31/22
A	Actual	1.05%	$1,000.00	$976.03	$5.23
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$972.47	$8.95
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$972.28	$8.95
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$977.26	$3.99
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$972.35	$8.95
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.30%	$1,000.00	$974.89	$6.47
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R3	Actual	1.05%	$1,000.00	$976.33	$5.23
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$977.53	$3.99
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R6	Actual	0.69%	$1,000.00	$979.25	$3.44
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
10

Portfolio of Investments
1/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 38.5%
Asset-Backed & Securitized – 0.0%
Lehman Brothers Commercial Conduit Mortgage Trust, 1.084%, 2/18/2030 (i)		$9,230	$ 0
Automotive – 0.9%
RAC Bond Co. PLC, 5.25%, 11/04/2027 (n)	GBP	699,000	$ 906,493
RENK AG, 5.75%, 7/15/2025	EUR	100,000	115,210
Renk GmbH (Frankfurt), 5.75%, 7/15/2025 (n)		465,000	535,725
TI Automotive Finance PLC, 3.75%, 4/15/2029 (n)		815,000	899,977
			$2,457,405
Basic Industry – 0.2%
Peoplecert Wisdom Issuer PLC, 5.75%, 9/15/2026 (n)	EUR	535,000	$ 614,381
Broadcasting – 0.4%
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	292,842	$ 347,830
WMG Acquisition Corp., 2.25%, 8/15/2031 (n)		610,000	650,944
			$998,774
Brokerage & Asset Managers – 0.4%
Vivion Investments S.à r.l., 3%, 8/08/2024	EUR	1,000,000	$ 1,067,536
Building – 0.2%
Standard Industries, Inc., 2.25%, 11/21/2026 (n)	EUR	530,000	$ 561,400
Business Services – 1.1%
Centurion Bidco S.p.A., 5.875%, 9/30/2026	EUR	475,000	$ 547,458
IPD 3 B.V., 5.5%, 12/01/2025		570,000	650,670
Nexi S.p.A., 2.125%, 4/30/2029		930,000	995,040
StoneCo Ltd., 3.95%, 6/16/2028 (n)		$1,029,000	874,650
			$3,067,818
Cable TV – 1.6%
Summer BidCo B.V., 9%, 11/15/2025	EUR	492,913	$ 560,449
Telenet Finance Luxembourg Notes S.à r.l., 3.5%, 3/01/2028		500,000	567,539
United Group B.V., 3.125%, 2/15/2026		220,000	234,489
Virgin Media Finance PLC, 3.75%, 7/15/2030		470,000	500,432
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/2028	GBP	470,000	611,840
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028 (n)		$638,000	626,918
VTR Finance N.V., 6.375%, 7/15/2028 (n)		322,000	328,440
Ziggo B.V. , 2.875%, 1/15/2030 (n)	EUR	760,000	809,594
			$4,239,701
11

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Chemicals – 0.7%
Herens Midco S.à r.l., 5.25%, 5/15/2029 (n)	EUR	275,000	$ 279,219
Sasol Financing (USA) LLC, 5.5%, 3/18/2031		$940,000	918,850
SCIL IV LLC/SCIL USA Holdings LLC, 4.375%, 11/01/2026 (n)	EUR	715,000	799,250
			$1,997,319
Conglomerates – 1.1%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		$1,555,000	$ 1,597,762
Industria Macchine Automatiche S.p.A., 3.75%, 1/15/2028	EUR	465,000	502,825
Thyssenkrupp AG, 2.875%, 2/22/2024		770,000	877,738
			$2,978,325
Consumer Products – 0.8%
Ideal Standard International S.A., 6.375%, 7/30/2026 (n)	EUR	475,000	$ 476,166
International Design Group S.p.A., 6.5%, 11/15/2025		680,000	785,910
Ontex Group N.V., 3.5%, 7/15/2026		900,000	930,014
			$2,192,090
Consumer Services – 0.3%
Verisure Midholding AB, 5.25%, 2/15/2029	EUR	710,000	$ 786,801
Containers – 1.3%
ARD Finance S.A., 5% (5% cash or 5.75% PIK), 6/30/2027 (n)(p)	EUR	235,000	$ 266,387
Ardagh Metal Packaging, 3%, 9/01/2029 (n)		180,000	190,082
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 3%, 9/01/2029		300,000	316,803
Can-Pack S.A., 3.875%, 11/15/2029 (n)		$834,000	798,702
San Miguel Industrias PET S.A., 3.5%, 8/02/2028 (n)		1,240,000	1,197,840
Titan Holdings II B.V. , 5.125%, 7/15/2029 (n)	EUR	635,000	682,972
			$3,452,786
Electronics – 0.3%
Infineon Technologies AG, 3.625% to 4/1/2028, FLR (EUR Swap Rate - 5yr. + 3.996%) to 4/1/2033, FLR (EUR Swap Rate - 5yr. + 4.246%) to 4/01/2048, FLR (EUR Swap Rate - 5yr. + 4.99%) to 12/31/2049	EUR	700,000	$ 825,509
Emerging Market Quasi-Sovereign – 3.1%
Bulgarian Energy Holding EAD, 2.45%, 7/22/2028	EUR	700,000	$ 766,322
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		$905,000	917,199
Export Credit Bank of Turkey, 6.125%, 5/03/2024		680,000	676,097
Greenko Dutch B.V. (Republic of India), 3.85%, 3/29/2026 (n)		727,915	715,672
National Bank of Uzbekistan, 4.85%, 10/21/2025		465,000	450,469
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)		740,000	766,831
Petroleos Mexicanos, 6.5%, 3/13/2027		695,000	726,275
12

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Petroleos Mexicanos, 5.35%, 2/12/2028		$905,000	$ 885,067
Petroleos Mexicanos, 6.84%, 1/23/2030		450,000	460,575
Petroleos Mexicanos, 6.5%, 6/02/2041		1,585,000	1,373,688
Petroleos Mexicanos, 7.69%, 1/23/2050		740,000	685,610
			$8,423,805
Energy - Independent – 0.5%
Energean PLC, 6.5%, 4/30/2027 (n)		$581,000	$ 561,391
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)		617,000	656,359
			$1,217,750
Entertainment – 0.3%
CPUK Finance Ltd., 4.875%, 8/28/2025	GBP	590,000	$ 788,326
CPUK Finance Ltd., 4.5%, 8/28/2027		100,000	133,805
			$922,131
Financial Institutions – 2.6%
Adler Group S.A., 2.25%, 1/14/2029	EUR	100,000	$ 88,237
Adler Group, Inc., 3.25%, 8/05/2025		700,000	673,498
Atrium European Real Estate Ltd., 3.625% to 11/4/2026, FLR (EUR Swap Rate - 5yr. + 3.625%) to 11/04/2031, FLR (EUR Swap Rate - 5yr. + 4.625%) to 12/31/2164		625,000	603,030
Encore Capital Group, Inc., 5.375%, 2/15/2026 (n)	GBP	635,000	875,958
Encore Capital Group, Inc., 4.25%, 6/01/2028 (n)		390,000	505,340
Garfunkelux Holdco 3 S.A., 7.75%, 11/01/2025		595,000	818,477
Kaisa Group Holdings Ltd., 9.95%, 7/23/2025		$520,000	139,100
Muthoot Finance Ltd., 4.4%, 9/02/2023 (n)		895,000	899,654
Samhallsbyggnadsbolaget i Norden AB, 2.625% to 3/14/2026, FLR (EUR Swap Rate - 5yr. + 3.227%) to 3/14/2031, FLR (EUR Swap Rate - 5yr. + 3.227%) to 12/31/2164	EUR	690,000	737,553
Shimao Group Holdings Ltd., 5.6%, 7/15/2026		$565,000	259,900
Shriram Transport Finance Co. Ltd., 5.1%, 7/16/2023 (n)		696,000	697,044
Sunac China Holdings Ltd., 5.95%, 4/26/2024		465,000	272,025
Sunac China Holdings Ltd., 6.5%, 1/10/2025		280,000	165,200
Times China Holdings Ltd., 6.75%, 7/08/2025		300,000	139,500
			$6,874,516
Food & Beverages – 1.4%
Aragvi Finance International DAC, 8.45%, 4/29/2026 (n)		$400,000	$ 401,306
Central America Bottling Co., 5.25%, 4/27/2029 (n)		916,000	928,714
Coca-Cola Icecek A.S., 4.5%, 1/20/2029 (n)		920,000	924,440
Nomad Foods Bondco PLC, 2.5%, 6/24/2028 (n)	EUR	625,000	684,378
Premier Foods Finance PLC, 3.5%, 10/15/2026	GBP	600,000	778,729
			$3,717,567
13

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – 0.3%
NH Hotel Group S.A., 4%, 7/02/2026 (n)	EUR	415,000	$ 464,087
NH Hotel Group S.A., 4%, 7/02/2026		225,000	251,614
			$715,701
Industrial – 1.9%
Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026 (n)		$938,000	$ 907,140
BCP V Modular Services Finance II PLC, 4.75%, 11/30/2028 (n)	EUR	693,000	744,273
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/2023		$870,000	895,056
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026 (n)		415,000	426,412
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/2027		1,055,000	983,787
Peach Property Finance GmbH, 3.5%, 2/15/2023 (n)	EUR	1,075,000	1,208,074
			$5,164,742
Internet – 0.4%
XP, Inc., 3.25%, 7/01/2026 (n)		$1,000,000	$ 941,795
Machinery & Tools – 0.5%
Kapla Holding S.A.S., 3.375%, 12/15/2026	EUR	590,000	$ 630,039
Sarens Finance Co. N.V., 5.75%, 2/21/2027		655,000	707,185
			$1,337,224
Major Banks – 0.2%
UniCredit S.p.A., 3.875% to 6/03/2027, FLR (EUR ICE Swap Rate - 5yr. + 4.081%) to 6/03/2070	EUR	645,000	$ 663,032
Medical & Health Technology & Services – 0.4%
Chrome Holdco S.A.S., 5%, 5/31/2029 (n)	EUR	465,000	$ 506,732
IQVIA, Inc., 1.75%, 3/15/2026 (n)		550,000	614,097
			$1,120,829
Metals & Mining – 0.7%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$140,000	$ 145,775
Ero Copper Corp., 6.5%, 2/15/2030 (n)(w)		193,000	190,711
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)		360,000	361,342
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)		200,000	212,500
Novelis Sheet Ingot GmbH, 3.375%, 4/15/2029 (n)	EUR	460,000	506,658
Petra Diamonds US$ Treasury PLC, 10.5% PIK to 12/31/2022, 10.5% PIK/9.75% Cash to 6/30/2023, 9.75% Cash to 3/08/2026 (n)(p)		$372,695	379,466
			$1,796,452
Midstream – 0.3%
Peru LNG, 5.375%, 3/22/2030		$845,000	$ 730,274
14

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Network & Telecom – 1.1%
DKT Finance ApS, 7%, 6/17/2023	EUR	560,000	$ 632,744
Iliad Holding S.A.S., 5.625%, 10/15/2028 (n)		580,000	662,547
Kaixo Bondco Telecom S.A., 5.125%, 9/30/2029 (n)		935,000	1,023,629
Total Play Telecomunicaciones S.A. de C.V., 6.375%, 9/20/2028 (n)		$695,000	648,088
			$2,967,008
Oil Services – 0.3%
MV24 Capital B.V., 6.748%, 6/01/2034 (n)		$903,070	$ 900,821
Oils – 0.5%
FS Luxembourg S.à r.l., 10%, 12/15/2025 (n)		$555,000	$ 591,075
MC Brazil Downstream Trading S.à r.l., 7.25%, 6/30/2031 (n)		762,000	730,758
			$1,321,833
Other Banks & Diversified Financials – 1.3%
Banco General S.A., 5.25% to 5/07/2031, FLR (CMT - 10yr. + 3.665%) to 5/07/2071 (n)		$760,000	$ 761,907
Banco GNB Sudameris S.A., 7.5% to 4/16/2026, FLR (CMT - 5yr. + 6.66%) to 4/16/2031		755,000	745,476
doValue S.p.A., 3.375%, 7/31/2026 (n)	EUR	1,055,000	1,179,906
Intesa Sanpaolo S.p.A., 4.125% to 2/27/2030, FLR (EUR Swap Rate - 5yr. + 4.274%) to 2/27/2070		645,000	676,619
			$3,363,908
Pharmaceuticals – 1.0%
Gruenenthal GmbH, 4.125%, 5/15/2028	EUR	465,000	$ 521,098
Organon Finance 1 LLC, 2.875%, 4/30/2028 (n)		235,000	256,284
Rossini S.à r.l., 6.75%, 10/30/2025		723,000	837,637
Teva Pharmaceutical Finance Netherlands III B.V., 4.75%, 5/09/2027		$1,075,000	1,040,063
			$2,655,082
Restaurants – 0.4%
MIDCO GB , 7.75%, 11/01/2027 (n)	EUR	465,000	$ 532,863
Punch Finance PLC, 6.125%, 6/30/2026 (n)	GBP	435,000	579,585
			$1,112,448
Retailers – 0.8%
Goldstory S.A.S., 5.375%, 3/01/2026 (n)	EUR	450,000	$ 510,774
Grupo Axo S.A.P.I. de C.V., 5.75%, 6/08/2026 (n)		$944,000	940,469
Mobilux Finance S.A.S., 4.25%, 7/15/2028 (n)	EUR	700,000	764,348
			$2,215,591
Specialty Chemicals – 0.2%
CTEC II GmbH, 5.25%, 2/15/2030 (n)(w)	EUR	453,000	$ 498,108
15

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Supermarkets – 0.3%
Iceland Bondco PLC, 4.625%, 3/15/2025	GBP	700,000	$ 854,423
Telecommunications - Wireless – 2.7%
Altice France S.A., 4%, 2/15/2028 (n)	EUR	380,000	$ 387,848
Cellnex Finance Co. S.A., 2%, 2/15/2033		900,000	924,870
Cellnex Finance Co. S.A. , 1.5%, 6/08/2028		900,000	969,907
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)		$455,000	466,375
Millicom International Cellular S.A., 5.125%, 1/15/2028 (n)		977,400	990,888
PLT VII Finance S.à r.l., 4.625%, 1/05/2026	EUR	655,000	725,631
PPF Telecom Group B.V., 3.25%, 9/29/2027		695,000	823,226
Vodafone Group PLC, 3% to 8/27/2030, FLR (EUR Swap Rate - 5yr. + 3.477%) to 8/27/2050, FLR (EUR Swap Rate - 5yr. + 4.227%) to 8/27/2080		1,155,000	1,258,982
WP/AP Telecom Holdings III B.V., 5.5%, 1/15/2030 (n)		730,000	801,436
			$7,349,163
Transportation - Services – 2.0%
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029		$672,000	$ 680,407
Arena Luxembourg Finance S.à r.l., 1.875%, 2/01/2028 (n)	EUR	1,280,000	1,315,785
Cliffton Ltd., 6.25%, 10/25/2025 (n)		$1,263,000	1,212,480
Promontoria Holding 264 B.V., 6.75%, 8/15/2023	EUR	505,000	575,370
Q-Park Holding I B.V., 1.5%, 3/01/2025 (n)		1,165,000	1,237,436
Q-Park Operations Holding B.V., 1.5%, 3/01/2025		400,000	424,871
			$5,446,349
Utilities - Electric Power – 5.4%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$961,000	$ 1,019,140
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024		475,000	503,738
AES Gener S.A., 7.125% to 7/06/2024, FLR (Swap Rate - 5yr. + 4.644%) to 7/06/2029, FLR (Swap Rate - 5yr. + 4.894%) to 7/06/2044, FLR (Swap Rate - 5yr. + 5.644%) to 3/26/2079		645,000	659,545
Azure Power Energy Ltd., 3.575%, 8/19/2026 (n)		545,000	533,838
Azure Power Solar Energy Private Ltd., 5.65%, 12/24/2024 (n)		502,000	519,570
ContourGlobal Power Holdings S.A., 2.75%, 1/01/2026 (n)	EUR	740,000	786,063
ContourGlobal Power Holdings S.A., 2.75%, 1/01/2026		200,000	212,449
Electricidad Firme de Mexico, 4.9%, 11/20/2026 (n)		$952,000	932,970
Empresa Generadora de Electricidad Haina S.A., 5.625%, 11/08/2028 (n)		570,000	570,855
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)		1,249,000	1,255,170
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)		718,000	759,949
Listrindo Capital B.V., 4.95%, 9/14/2026		1,555,000	1,564,796
Mercury Chile Holdco LLC, 6.5%, 1/24/2027 (n)		687,000	676,283
16

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Public Power Corp. S.A., 3.875%, 3/30/2026	EUR	925,000	$ 1,039,025
ReNew Wind Energy AP2/ReNew Power Private Ltd., 4.5%, 7/14/2028 (n)		$929,000	883,505
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)		239,868	255,160
Stoneway Capital Corp., 10%, 3/01/2027 (a)(d)(z)		1,542,686	447,394
Termocandelaria Power Ltd., 7.875%, 1/30/2029		170,000	170,214
TermoCandelaria Power Ltd., 7.875%, 1/30/2029 (n)		600,950	601,707
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		1,186,000	1,200,825
			$14,592,196
Utilities - Water – 0.6%
Aegea Finance S.à r.l., 5.75%, 10/10/2024 (n)		$1,504,000	$ 1,537,840
Total Bonds (Identified Cost, $109,668,565)			$ 103,680,433
Common Stocks – 0.1%
Construction – 0.1%
ICA Tenedora S.A. de C.V. (u)		253,322	$ 208,768
Precious Metals & Minerals – 0.0%
Petra Diamonds Ltd. (a)		80,293	$ 91,195
Total Common Stocks (Identified Cost, $71,595)			$ 299,963
Investment Companies (h) – 61.6%
Mutual Funds – 60.5%
MFS High Yield Pooled Portfolio (v)(y)		18,345,049	$ 162,904,037
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 0.06% (v)		2,852,095	$ 2,852,095
Total Investment Companies (Identified Cost, $175,596,738)			$ 165,756,132

Other Assets, Less Liabilities – (0.2)%			(618,936)
Net Assets – 100.0%			$ 269,117,592

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $165,756,132 and $103,980,396, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
17

Portfolio of Investments – continued
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $57,849,336, representing 21.5% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(y)	The annual report for MFS High Yield Pooled Portfolio as of January 31, 2022 has been included as Appendix A.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Stoneway Capital Corp., 10%, 3/01/2027	2/10/17-7/18/18	$1,554,216	$447,394
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
Derivative Contracts at 1/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	46,642,588	EUR	40,997,589	Citibank N.A.	4/08/2022	$512,060
USD	257,594	EUR	226,700	HSBC Bank	4/08/2022	2,511
USD	2,577,473	EUR	2,265,784	JPMorgan Chase Bank N.A.	4/08/2022	28,010
USD	514,894	EUR	453,000	Morgan Stanley Capital Services, Inc.	4/08/2022	5,178
USD	7,327,986	GBP	5,399,197	JPMorgan Chase Bank N.A.	4/08/2022	69,293
						$617,052
18

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
EUR	747,459	USD	847,988	Citibank N.A.	4/08/2022	$(6,946)
At January 31, 2022, the fund had cash collateral of $37,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
19

Financial Statements
Statement of Assets and Liabilities
At 1/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $109,740,160)	$103,980,396
Investments in affiliated issuers, at value (identified cost, $175,596,738)	165,756,132
Restricted cash for
Forward foreign currency exchange contracts	37,000
Receivables for
Forward foreign currency exchange contracts	617,052
Investments sold	2,943,331
Fund shares sold	128,232
Interest and dividends	2,006,410
Receivable from investment adviser	22,504
Other assets	1,174
Total assets	$275,492,231
Liabilities
Payable to custodian	$177,852
Payables for
Distributions	27,702
Forward foreign currency exchange contracts	6,946
Investments purchased	460,088
Fund shares reacquired	4,781,308
When-issued investments purchased	701,923
Payable to affiliates
Administrative services fee	511
Shareholder servicing costs	94,758
Distribution and service fees	4,763
Payable for independent Trustees' compensation	46
Accrued expenses and other liabilities	118,742
Total liabilities	$6,374,639
Net assets	$269,117,592
Net assets consist of
Paid-in capital	$326,446,892
Total distributable earnings (loss)	(57,329,300)
Net assets	$269,117,592
Shares of beneficial interest outstanding	45,294,826
20

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$133,192,553	22,414,041	$5.94
Class B	1,831,050	307,517	5.95
Class C	7,408,423	1,248,457	5.93
Class I	96,925,210	16,316,885	5.94
Class R1	68,496	11,529	5.94
Class R2	443,399	74,510	5.95
Class R3	2,566,795	429,688	5.97
Class R4	6,316,410	1,058,076	5.97
Class R6	20,365,256	3,434,123	5.93

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.20 [100 / 95.75 x $5.94]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
21

Financial Statements
Statement of Operations
Year ended 1/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends from affiliated issuers	$10,089,099
Interest	5,242,140
Dividends	174,117
Other	93,525
Foreign taxes withheld	(17,412)
Total investment income	$15,581,469
Expenses
Management fee	$1,943,046
Distribution and service fees	528,750
Shareholder servicing costs	364,574
Administrative services fee	49,893
Independent Trustees' compensation	6,397
Custodian fee	34,537
Shareholder communications	41,954
Audit and tax fees	93,137
Legal fees	1,650
Miscellaneous	167,421
Total expenses	$3,231,359
Fees paid indirectly	(190)
Reduction of expenses by investment adviser and distributor	(332,500)
Net expenses	$2,898,669
Net investment income (loss)	$12,682,800
22

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,692,294
Affiliated issuers	(4,603,894)
Futures contracts	256,549
Forward foreign currency exchange contracts	3,546,620
Foreign currency	19,128
Net realized gain (loss)	$910,697
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $25,450 decrease in deferred country tax)	$(9,981,432)
Affiliated issuers	(2,618,552)
Futures contracts	(37,700)
Forward foreign currency exchange contracts	534,736
Translation of assets and liabilities in foreign currencies	(19,153)
Net unrealized gain (loss)	$(12,122,101)
Net realized and unrealized gain (loss)	$(11,211,404)
Change in net assets from operations	$1,471,396
See Notes to Financial Statements
23

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	1/31/22	1/31/21
Change in net assets
From operations
Net investment income (loss)	$12,682,800	$13,207,223
Net realized gain (loss)	910,697	(9,316,344)
Net unrealized gain (loss)	(12,122,101)	4,763,100
Change in net assets from operations	$1,471,396	$8,653,979
Total distributions to shareholders	$(15,713,464)	$(13,094,506)
Change in net assets from fund share transactions	$(16,843,338)	$(22,117,406)
Total change in net assets	$(31,085,406)	$(26,557,933)
Net assets
At beginning of period	300,202,998	326,760,931
At end of period	$269,117,592	$300,202,998
See Notes to Financial Statements
24

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$6.24	$6.28	$6.00	$6.25	$6.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.27	$0.28	$0.28	$0.29
Net realized and unrealized gain (loss)	(0.24)	(0.04)	0.28	(0.25)	0.08
Total from investment operations	$0.02	$0.23	$0.56	$0.03	$0.37
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.27)	$(0.28)	$(0.28)	$(0.24)
From tax return of capital	—	—	—	—	(0.05)
Total distributions declared to shareholders	$(0.32)	$(0.27)	$(0.28)	$(0.28)	$(0.29)
Net asset value, end of period (x)	$5.94	$6.24	$6.28	$6.00	$6.25
Total return (%) (r)(s)(t)(x)	0.31	3.86	9.59	0.50	6.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.17	1.15	1.14	1.16
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.16	4.47	4.50	4.70	4.67
Portfolio turnover	38	22	26	13	26
Net assets at end of period (000 omitted)	$133,193	$182,411	$203,428	$191,590	$204,150
See Notes to Financial Statements
25

Financial Highlights – continued
Class B	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$6.25	$6.29	$6.01	$6.26	$6.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.22	$0.23	$0.24	$0.25
Net realized and unrealized gain (loss)	(0.23)	(0.04)	0.29	(0.26)	0.08
Total from investment operations	$(0.02)	$0.18	$0.52	$(0.02)	$0.33
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.22)	$(0.24)	$(0.23)	$(0.21)
From tax return of capital	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.28)	$(0.22)	$(0.24)	$(0.23)	$(0.25)
Net asset value, end of period (x)	$5.95	$6.25	$6.29	$6.01	$6.26
Total return (%) (r)(s)(t)(x)	(0.44)	3.09	8.77	(0.25)	5.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.91	1.92	1.90	1.90	1.91
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.42	3.74	3.78	3.94	3.92
Portfolio turnover	38	22	26	13	26
Net assets at end of period (000 omitted)	$1,831	$3,032	$5,741	$7,941	$12,262

Class C	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$6.23	$6.28	$5.99	$6.24	$6.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.22	$0.23	$0.24	$0.25
Net realized and unrealized gain (loss)	(0.23)	(0.05)	0.30	(0.26)	0.07
Total from investment operations	$(0.02)	$0.17	$0.53	$(0.02)	$0.32
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.22)	$(0.24)	$(0.23)	$(0.20)
From tax return of capital	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.28)	$(0.22)	$(0.24)	$(0.23)	$(0.24)
Net asset value, end of period (x)	$5.93	$6.23	$6.28	$5.99	$6.24
Total return (%) (r)(s)(t)(x)	(0.45)	2.92	8.96	(0.26)	5.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.91	1.92	1.90	1.90	1.91
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.42	3.74	3.79	3.93	3.92
Portfolio turnover	38	22	26	13	26
Net assets at end of period (000 omitted)	$7,408	$8,855	$21,084	$29,122	$57,556
See Notes to Financial Statements
26

Financial Highlights – continued
Class I	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$6.24	$6.28	$6.00	$6.25	$6.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.29	$0.30	$0.31
Net realized and unrealized gain (loss)	(0.23)	(0.04)	0.29	(0.26)	0.08
Total from investment operations	$0.04	$0.24	$0.58	$0.04	$0.39
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.28)	$(0.30)	$(0.29)	$(0.26)
From tax return of capital	—	—	—	—	(0.05)
Total distributions declared to shareholders	$(0.34)	$(0.28)	$(0.30)	$(0.29)	$(0.31)
Net asset value, end of period (x)	$5.94	$6.24	$6.28	$6.00	$6.25
Total return (%) (r)(s)(t)(x)	0.56	4.12	9.86	0.75	6.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.91	0.91	0.90	0.89	0.91
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.42	4.69	4.75	4.93	4.91
Portfolio turnover	38	22	26	13	26
Net assets at end of period (000 omitted)	$96,925	$73,648	$65,250	$63,671	$88,762

Class R1	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$6.24	$6.28	$6.00	$6.26	$6.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.22	$0.23	$0.24	$0.25
Net realized and unrealized gain (loss)	(0.23)	(0.04)	0.29	(0.27)	0.08
Total from investment operations	$(0.02)	$0.18	$0.52	$(0.03)	$0.33
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.22)	$(0.24)	$(0.23)	$(0.21)
From tax return of capital	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.28)	$(0.22)	$(0.24)	$(0.23)	$(0.25)
Net asset value, end of period (x)	$5.94	$6.24	$6.28	$6.00	$6.26
Total return (%) (r)(s)(t)(x)	(0.45)	3.09	8.78	(0.42)	5.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.91	1.92	1.90	1.90	1.90
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.42	3.72	3.75	3.95	3.94
Portfolio turnover	38	22	26	13	26
Net assets at end of period (000 omitted)	$68	$70	$67	$61	$62
See Notes to Financial Statements
27

Financial Highlights – continued
Class R2	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$6.25	$6.29	$6.01	$6.26	$6.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.25	$0.26	$0.27	$0.27
Net realized and unrealized gain (loss)	(0.23)	(0.04)	0.29	(0.26)	0.09
Total from investment operations	$0.01	$0.21	$0.55	$0.01	$0.36
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.25)	$(0.27)	$(0.26)	$(0.24)
From tax return of capital	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.31)	$(0.25)	$(0.27)	$(0.26)	$(0.28)
Net asset value, end of period (x)	$5.95	$6.25	$6.29	$6.01	$6.26
Total return (%) (r)(s)(t)(x)	0.06	3.60	9.31	0.25	5.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.41	1.41	1.40	1.39	1.41
Expenses after expense reductions (f)(h)	1.30	1.30	1.30	1.29	1.29
Net investment income (loss)	3.92	4.17	4.26	4.46	4.38
Portfolio turnover	38	22	26	13	26
Net assets at end of period (000 omitted)	$443	$519	$308	$297	$291

Class R3	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$6.28	$6.32	$6.00	$6.25	$6.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.27	$0.29	$0.28	$0.29
Net realized and unrealized gain (loss)	(0.24)	(0.04)	0.32	(0.25)	0.08
Total from investment operations	$0.02	$0.23	$0.61	$0.03	$0.37
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.27)	$(0.29)	$(0.28)	$(0.24)
From tax return of capital	—	—	—	—	(0.05)
Total distributions declared to shareholders	$(0.33)	$(0.27)	$(0.29)	$(0.28)	$(0.29)
Net asset value, end of period (x)	$5.97	$6.28	$6.32	$6.00	$6.25
Total return (%) (r)(s)(t)(x)	0.17	3.87	10.28	0.50	6.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.17	1.15	1.14	1.16
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.18	4.47	4.62	4.70	4.64
Portfolio turnover	38	22	26	13	26
Net assets at end of period (000 omitted)	$2,567	$2,286	$2,347	$10,444	$10,392
See Notes to Financial Statements
28

Financial Highlights – continued
Class R4	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$6.27	$6.31	$6.03	$6.28	$6.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.28	$0.30	$0.30	$0.31
Net realized and unrealized gain (loss)	(0.24)	(0.04)	0.28	(0.26)	0.08
Total from investment operations	$0.04	$0.24	$0.58	$0.04	$0.39
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.28)	$(0.30)	$(0.29)	$(0.26)
From tax return of capital	—	—	—	—	(0.05)
Total distributions declared to shareholders	$(0.34)	$(0.28)	$(0.30)	$(0.29)	$(0.31)
Net asset value, end of period (x)	$5.97	$6.27	$6.31	$6.03	$6.28
Total return (%) (r)(s)(t)(x)	0.58	4.13	9.83	0.77	6.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.91	0.92	0.90	0.89	0.91
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.42	4.72	4.76	4.94	4.89
Portfolio turnover	38	22	26	13	26
Net assets at end of period (000 omitted)	$6,316	$6,406	$6,689	$6,885	$7,381

Class R6	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$6.23	$6.27	$5.99	$6.24	$6.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.29	$0.30	$0.30	$0.31
Net realized and unrealized gain (loss)	(0.23)	(0.04)	0.29	(0.25)	0.08
Total from investment operations	$0.05	$0.25	$0.59	$0.05	$0.39
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.29)	$(0.31)	$(0.30)	$(0.26)
From tax return of capital	—	—	—	—	(0.05)
Total distributions declared to shareholders	$(0.35)	$(0.29)	$(0.31)	$(0.30)	$(0.31)
Net asset value, end of period (x)	$5.93	$6.23	$6.27	$5.99	$6.24
Total return (%) (r)(s)(t)(x)	0.65	4.23	9.98	0.85	6.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.81	0.81	0.80	0.79	0.81
Expenses after expense reductions (f)(h)	0.70	0.70	0.70	0.70	0.70
Net investment income (loss)	4.53	4.81	4.84	5.04	4.90
Portfolio turnover	38	22	26	13	26
Net assets at end of period (000 omitted)	$20,365	$22,976	$21,846	$19,019	$16,943

See Notes to Financial Statements
29

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
30

Notes to Financial Statements
(1) Business and Organization
MFS Global High Yield Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. As of January 31, 2022, 60.5% of the fund’s net assets was invested in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The current shareholder report for the High Yield Pooled Portfolio as of January 31, 2022 has been included as Appendix A, and should be read in conjunction with the fund's financial statements. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to
31

Notes to Financial Statements  - continued
setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — The investments of the fund and the High Yield Pooled Portfolio are valued as described below.
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other
32

Notes to Financial Statements  - continued
market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Mexico	$—	$—	$208,768	$208,768
United Kingdom	—	91,195	—	91,195
Non - U.S. Sovereign Debt	—	8,423,805	—	8,423,805
U.S. Corporate Bonds	—	6,176,793	—	6,176,793
Commercial Mortgage-Backed Securities	—	0	—	0
Foreign Bonds	—	89,079,835	—	89,079,835
Mutual Funds	165,756,132	—	—	165,756,132
Total	$165,756,132	$103,771,628	$208,768	$269,736,528
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$617,052	$—	$617,052
Forward Foreign Currency Exchange Contracts – Liabilities	—	(6,946)	—	(6,946)
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio's shareholder report for further information regarding the levels used in valuing its assets or liabilities.
33

Notes to Financial Statements  - continued
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
	Equity Securities	Fixed Income Securities
Balance as of 1/31/21	$—	$0
Realized gain (loss)	—	(1,502,685)
Change in unrealized appreciation or depreciation	—	1,502,685
Transfers into level 3	208,768	—
Disposition of worthless securities	—	0
Balance as of 1/31/22	$208,768	$—
At January 31, 2022, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
34

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$617,052	$(6,946)
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$256,549	$ —
Foreign Exchange	—	3,546,620
Total	$256,549	$3,546,620
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(37,700)	$ —
Foreign Exchange	—	534,736
Total	$(37,700)	$534,736
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker.
35

Notes to Financial Statements  - continued
Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
36

Notes to Financial Statements  - continued
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Loans and Other Direct Debt Instruments — The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Distributions of income and capital gains from the High Yield Pooled Portfolio are recorded on the ex-dividend date.
Debt obligations may be placed on non-accrual status or set to accrue at a rate of
37

Notes to Financial Statements  - continued
interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The MFS Global High Yield Fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts
38

Notes to Financial Statements  - continued
in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 1/31/22	Year ended 1/31/21
Ordinary income (including any short-term capital gains)	$15,713,464	$13,094,506
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 1/31/22
Cost of investments	$295,086,875
Gross appreciation	1,102,525
Gross depreciation	(25,842,766)
Net unrealized appreciation (depreciation)	$ (24,740,241)
Undistributed ordinary income	4,875,228
Capital loss carryforwards	(36,523,284)
Other temporary differences	(941,003)
Total distributable earnings (loss)	$ (57,329,300)
As of January 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(2,035,240)
Long-Term	(34,488,044)
Total	$(36,523,284)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
39

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 1/31/22	Year ended 1/31/21
Class A	$8,376,919	$7,952,561
Class B	101,337	149,724
Class C	359,031	598,157
Class I	5,165,871	2,999,478
Class R1	3,185	2,394
Class R2	24,610	18,155
Class R3	130,568	98,517
Class R4	352,580	294,498
Class R6	1,199,363	981,022
Total	$15,713,464	$13,094,506
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1.5 billion	0.65%
In excess of $1.5 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.55%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended January 31, 2022, this management fee reduction amounted to $38,587, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2022 was equivalent to an annual effective rate of 0.64% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.73%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2023. For the year ended January 31, 2022, this reduction amounted to $293,848, which is included in the reduction of total expenses in the Statement of Operations.
40

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,997 for the year ended January 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 414,432
Class B	0.75%	0.25%	1.00%	1.00%	23,550
Class C	0.75%	0.25%	1.00%	1.00%	81,421
Class R1	0.75%	0.25%	1.00%	1.00%	717
Class R2	0.25%	0.25%	0.50%	0.50%	2,564
Class R3	—	0.25%	0.25%	0.25%	6,066
Total Distribution and Service Fees					$528,750
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended January 31, 2022, this rebate amounted to $62 and $3 for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2022, were as follows:
Amount
Class A	$1,693
Class B	1,355
Class C	423
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as
41

Notes to Financial Statements  - continued
determined periodically under the supervision of the fund's Board of Trustees. For the year ended January 31, 2022, the fee was $54,507, which equated to 0.0182% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $310,067.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2022 was equivalent to an annual effective rate of 0.0167% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly (see Appendix A). Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations. The High Yield Pooled Portfolio does not pay distribution and/or service fees to MFD.
At January 31, 2022, MFS held approximately 93% of the outstanding shares of Class R1.
(4) Portfolio Securities
For the year ended January 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $110,883,538 and $134,311,276, respectively.
42

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 1/31/22		Year ended 1/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,464,556	$21,572,803	5,725,315	$34,409,637
Class B	7,482	45,873	23,272	133,786
Class C	146,805	914,045	158,476	954,066
Class I	12,064,096	75,652,026	6,965,308	41,408,714
Class R1	468	2,923	708	4,219
Class R2	11,835	73,366	49,325	290,500
Class R3	113,303	707,062	49,191	293,428
Class R4	169,088	1,055,204	200,417	1,170,546
Class R6	615,739	3,826,706	1,089,373	6,609,153
	16,593,372	$103,850,008	14,261,385	$85,274,049
Shares issued to shareholders in reinvestment of distributions
Class A	1,147,855	$7,096,313	1,031,302	$6,165,462
Class B	16,030	99,360	24,773	147,728
Class C	57,976	357,833	93,885	559,009
Class I	833,939	5,145,310	496,620	2,980,992
Class R1	516	3,185	399	2,391
Class R2	3,942	24,427	3,008	18,147
Class R3	21,038	130,568	16,368	98,488
Class R4	56,752	352,525	48,997	294,498
Class R6	173,957	1,073,072	132,609	792,187
	2,312,005	$14,282,593	1,847,961	$11,058,902
Shares reacquired
Class A	(11,421,204)	$(71,490,927)	(9,917,270)	$(58,814,474)
Class B	(200,740)	(1,250,781)	(475,473)	(2,811,624)
Class C	(376,995)	(2,343,120)	(2,191,176)	(13,323,226)
Class I	(8,379,025)	(51,651,218)	(6,048,805)	(35,169,181)
Class R1	(692)	(4,303)	(573)	(3,430)
Class R2	(24,272)	(150,870)	(18,249)	(110,637)
Class R3	(68,978)	(426,592)	(72,930)	(429,722)
Class R4	(189,152)	(1,181,485)	(287,910)	(1,742,687)
Class R6	(1,043,161)	(6,476,643)	(1,017,694)	(6,045,376)
	(21,704,219)	$(134,975,939)	(20,030,080)	$(118,450,357)
43

Notes to Financial Statements  - continued
	Year ended 1/31/22		Year ended 1/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	(6,808,793)	$(42,821,811)	(3,160,653)	$(18,239,375)
Class B	(177,228)	(1,105,548)	(427,428)	(2,530,110)
Class C	(172,214)	(1,071,242)	(1,938,815)	(11,810,151)
Class I	4,519,010	29,146,118	1,413,123	9,220,525
Class R1	292	1,805	534	3,180
Class R2	(8,495)	(53,077)	34,084	198,010
Class R3	65,363	411,038	(7,371)	(37,806)
Class R4	36,688	226,244	(38,496)	(277,643)
Class R6	(253,465)	(1,576,865)	204,288	1,355,964
	(2,798,842)	$(16,843,338)	(3,920,734)	$(22,117,406)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2022, the fund’s commitment fee and interest expense were $1,120 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
44

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$192,015,146	$32,908,475	$54,797,138	$(4,603,894)	$(2,618,552)	$162,904,037
MFS Institutional Money Market Portfolio	3,980,465	99,154,525	100,282,895	—	—	2,852,095
	$195,995,611	$132,063,000	$155,080,033	$(4,603,894)	$(2,618,552)	$165,756,132

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio	$10,086,946	$—
MFS Institutional Money Market Portfolio	2,153	—
	$10,089,099	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic
45

Notes to Financial Statements  - continued
848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10) Subsequent Event
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
46

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS Global High Yield Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global High Yield Fund (the “Fund”), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
47

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 18, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
48

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of March 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
49

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
50

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	135	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
51

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
David Cole Matt Ryan Michael Skatrud
52

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
53

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
55

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Appendix A
Annual Report
January 31, 2022
MFS®  High Yield Pooled Portfolio
HYP-ANN

MFS® High Yield Pooled Portfolio

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
As a result of Russia’s invasion of Ukraine, the danger of wider geopolitical conflict has risen to levels not seen in decades, and this comes as sanctions aimed at countering Russia’s actions are exacerbating already mounting inflation. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. This has in turn led to increased volatility.
There are, however, encouraging signs for the markets. The Omicron wave of the coronavirus is receding outside Asia, unemployment is low, and there are signs that some global supply chain bottlenecks are beginning to ease, though events in Ukraine could hamper these advances. Additionally, easier Chinese monetary policy and the record pace of corporate stock buybacks are supportive elements, albeit amid an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
March 18, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Cable TV	7.5%
Gaming & Lodging	6.9%
Medical & Health Technology & Services	6.6%
Midstream	4.5%
Consumer Services	3.9%
Composition including fixed income credit quality (a)(i)
BBB	0.5%
BB	44.0%
B	38.7%
CCC	13.7%
CC	0.1%
C (o)	0.0%
Not Rated	(1.4)%
Non-Fixed Income	0.8%
Cash & Cash Equivalents	2.0%
Other	1.6%
Portfolio facts (i)
Average Duration (d)	4.0
Average Effective Maturity (m)	5.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
2

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of January 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended January 31, 2022, shares of the MFS High Yield Pooled Portfolio (fund) provided a total return of 1.39%, at net asset value. This compares with a return of 2.05% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit seemingly milder strains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative monetary environment to a significantly more restrictive one ahead, which resulted in a rise in market volatility. Indeed, several central banks in emerging markets have already tightened policy, as has the Bank of England, while the US Federal Reserve signaled it intends to tighten policy soon. The European Central Bank, which had been expected to move slowly toward tighter policy, has indicated it, too, may need to dial back accommodation in coming months. However, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. As a result of the shifting monetary backdrop, sovereign bond yields moved higher during the period, but remain quite low relative to history.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations. Geopolitical tensions ramped up during the period with Russia amassing troops along its border with Ukraine and Chinese forces repeatedly entering airspace claimed by Taiwan.
An increase in market volatility saw speculative activity abate somewhat as “meme” stocks and cryptocurrencies came under pressure near the end of the period.
Detractors from Performance
Relative to the Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index, the fund's underweight allocation to “B” and “CCC” rated(r) bonds within the energy sector detracted from performance. The fund's out-of-benchmark exposure to non-rated issuers also hindered relative returns.
Security selection in “CCC” rated bonds, particularly within the technology sector, and in “B” and “BB” rated bonds, notably within both the consumer cyclicals and basic industry sectors, weakened relative results.
4

Management Review - continued
Top individual detractors during the reporting period included the fund’s underweight position in Kraft Heinz Company(h) (consumer non-cyclical) and its overweight position in Virgin Media (communications).
Contributors to Performance
On the positive side, the fund's shorter average duration(d) stance, relative to the benchmark, contributed to performance as interest rates generally appreciated over the reporting period.
The fund's overweight allocation to the “CCC” credit quality segment, overall, and security selection in both the communications and energy sectors, also benefited relative performance.
The top individual contributor for the reporting period was the fund’s overweight exposure to PBF Holding (energy).
Respectfully,
Portfolio Manager(s)
David Cole and Michael Skatrud
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 1/31/22
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 1/31/22
Average annual without sales charge
Fund Inception Date	1-yr	5-yr	Life (t)
3/25/13	1.39%	4.93%	5.02%
Comparative benchmark(s)

Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index (f)	2.05%	5.39%	5.31%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
August 1, 2021 through January 31, 2022
As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2021 through January 31, 2022.
Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratio	Beginning Account Value 8/01/21	Ending Account Value 1/31/22	Expenses Paid During Period (p) 8/01/21-1/31/22
Actual	0.02%	$1,000.00	$982.44	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
8

Portfolio of Investments
1/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 95.9%
Aerospace & Defense – 2.3%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$2,300,000	$ 2,328,750
Bombardier, Inc., 7.125%, 6/15/2026 (n)		2,292,000	2,329,245
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		3,150,000	3,106,089
Moog, Inc., 4.25%, 12/15/2027 (n)		4,430,000	4,445,726
TransDigm, Inc., 6.25%, 3/15/2026 (n)		3,472,000	3,584,840
TransDigm, Inc., 6.375%, 6/15/2026		2,775,000	2,823,563
TransDigm, Inc., 5.5%, 11/15/2027		2,015,000	2,025,075
TransDigm, Inc., 4.625%, 1/15/2029		2,196,000	2,085,453
			$22,728,741
Automotive – 2.6%
Clarios Global LP/Clarios US Finance Cois, 8.5%, 5/15/2027 (n)		$4,775,000	$ 4,992,644
Dana, Inc., 5.375%, 11/15/2027		2,121,000	2,192,584
Dana, Inc., 5.625%, 6/15/2028		516,000	536,640
Dana, Inc., 4.25%, 9/01/2030		1,495,000	1,448,281
Dornoch Debt Merger Sub Inc., 6.625%, 10/15/2029 (n)		2,050,000	1,980,813
Ford Motor Co., 5.113%, 5/03/2029		2,255,000	2,413,526
Ford Motor Co., 4.75%, 1/15/2043		2,520,000	2,575,541
Ford Motor Credit Co. LLC, 4.134%, 8/04/2025		2,005,000	2,050,814
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)		3,360,000	3,448,234
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		2,175,000	2,129,934
Wheel Pros, Inc., 6.5%, 5/15/2029 (n)		2,005,000	1,864,650
			$25,633,661
Broadcasting – 2.9%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)		$3,040,000	$ 3,017,200
Gray Escrow II, Inc., 5.375%, 11/15/2031 (n)		5,005,000	4,934,905
iHeartCommunications, Inc., 8.375%, 5/01/2027		2,795,000	2,923,193
Scripps Escrow II, Inc., 5.875%, 7/15/2027 (n)		3,385,000	3,452,700
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		2,545,000	2,491,555
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	923,579	1,097,003
Univision Communications, Inc., 4.5%, 5/01/2029 (n)		$5,835,000	5,779,218
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		5,559,000	5,304,342
			$29,000,116
Brokerage & Asset Managers – 1.6%
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		$2,025,000	$ 2,065,419
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		4,280,000	4,349,165
LPL Holdings, Inc., 4%, 3/15/2029 (n)		3,146,000	3,053,319
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)		1,955,000	1,916,037
9

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – continued
NFP Corp., 4.875%, 8/15/2028 (n)	$2,555,000	$ 2,496,107
NFP Corp., 6.875%, 8/15/2028 (n)	2,010,000	1,912,012
		$15,792,059
Building – 3.7%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	$6,720,000	$ 6,577,536
Foundation Building Materials LLC, 6%, 3/01/2029 (n)	125,000	120,649
GYP Holding III Corp., 4.625%, 5/01/2029 (n)	3,965,000	3,851,006
Interface, Inc., 5.5%, 12/01/2028 (n)	3,400,000	3,493,500
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)	1,855,000	1,838,175
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)	2,000,000	2,000,000
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)	1,713,000	1,802,933
Park River Holdings, Inc., 5.625%, 2/01/2029 (n)	1,055,000	962,688
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	3,305,000	3,470,250
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)	3,130,000	3,213,884
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)	3,070,000	3,008,600
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	3,443,000	3,288,065
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	830,000	759,367
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)	2,370,000	2,431,667
		$36,818,320
Business Services – 2.3%
Austin BidCo, Inc., 7.125%, 12/15/2028 (n)	$1,905,000	$ 1,933,575
HealthEquity, Inc., 4.5%, 10/01/2029 (n)	3,065,000	2,996,038
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)	1,980,000	2,008,829
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	2,785,000	2,793,313
Nielsen Finance LLC, 4.5%, 7/15/2029 (n)	3,335,000	3,109,887
Paysafe Finance PLC, 4%, 6/15/2029 (z)	3,075,000	2,773,404
Switch Ltd., 3.75%, 9/15/2028 (n)	3,819,000	3,642,868
Switch Ltd., 4.125%, 6/15/2029 (n)	1,140,000	1,110,337
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	2,430,000	2,551,962
		$22,920,213
Cable TV – 7.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	$7,275,000	$ 7,218,946
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	2,945,000	2,871,375
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)	5,165,000	4,927,307
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)	2,640,000	2,442,660
CSC Holdings LLC, 5.375%, 2/01/2028 (n)	1,500,000	1,504,410
CSC Holdings LLC, 5.75%, 1/15/2030 (n)	4,790,000	4,513,521
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	$5,080,000	$ 4,649,165
DISH DBS Corp., 7.75%, 7/01/2026	1,305,000	1,342,989
DISH DBS Corp., 5.25%, 12/01/2026 (n)	2,510,000	2,434,700
DISH DBS Corp., 5.125%, 6/01/2029	2,110,000	1,840,975
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)	2,115,000	922,669
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(n)	1,635,000	721,853
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	2,919,000	3,028,404
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)	930,000	912,051
Sirius XM Holdings, Inc., 3.875%, 9/01/2031 (n)	3,845,000	3,556,625
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)	3,327,000	3,218,872
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	6,460,000	6,704,091
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	5,200,000	5,304,000
Videotron Ltd., 5.125%, 4/15/2027 (n)	2,985,000	3,051,028
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	3,840,000	3,619,584
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)	4,590,000	4,326,075
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	5,100,000	4,838,038
		$73,949,338
Chemicals – 2.5%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$2,624,000	$ 2,695,839
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	3,855,000	3,551,419
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)	3,144,000	2,956,209
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	3,904,000	3,747,840
Herens Holdco S.à r.l., 4.75%, 5/15/2028 (n)	2,795,000	2,668,694
Ingevity Corp., 3.875%, 11/01/2028 (n)	3,912,000	3,703,490
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)	2,050,000	2,009,000
S.P.C.M. S.A., 3.125%, 3/15/2027 (n)	945,000	902,475
S.P.C.M. S.A., 3.375%, 3/15/2030 (n)	3,325,000	3,121,011
		$25,355,977
Computer Software – 1.2%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$1,855,000	$ 1,883,011
Clarivate Science Holdings Corp., 3.875%, 7/01/2028 (n)	745,000	710,693
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	3,585,000	3,414,712
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)	1,990,000	1,985,025
PTC, Inc., 3.625%, 2/15/2025 (n)	2,230,000	2,238,362
PTC, Inc., 4%, 2/15/2028 (n)	2,090,000	2,071,472
		$12,303,275
Computer Software - Systems – 1.5%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	$5,306,000	$ 5,674,316
Fair Isaac Corp., 4%, 6/15/2028 (n)	1,066,000	1,055,340
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	4,040,000	4,172,189
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Computer Software - Systems – continued
Viavi Solutions, Inc., 3.75%, 10/01/2029 (n)	$3,835,000	$ 3,719,950
		$14,621,795
Conglomerates – 3.1%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$4,195,000	$ 4,303,860
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	938,000	925,102
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)	5,109,000	5,032,365
Gates Global LLC, 6.25%, 1/15/2026 (n)	2,615,000	2,701,295
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	2,330,000	2,493,100
Griffon Corp., 5.75%, 3/01/2028	2,992,000	2,989,068
Madison IAQ LLC, 5.875%, 6/30/2029 (n)	2,725,000	2,518,459
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	2,985,000	3,115,594
TriMas Corp., 4.125%, 4/15/2029 (n)	7,048,000	6,907,040
		$30,985,883
Construction – 1.3%
Empire Communities Corp., 7%, 12/15/2025 (n)	$2,250,000	$ 2,288,970
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	1,260,000	1,282,214
Mattamy Group Corp., 4.625%, 3/01/2030 (n)	2,520,000	2,484,544
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (n)	2,650,000	2,822,250
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)	1,675,000	1,736,070
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)	2,921,000	2,873,008
		$13,487,056
Consumer Products – 1.2%
Mattel, Inc., 3.375%, 4/01/2026 (n)	$2,670,000	$ 2,658,652
Mattel, Inc., 5.875%, 12/15/2027 (n)	1,485,000	1,577,812
Mattel, Inc., 5.45%, 11/01/2041	975,000	1,092,000
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)	2,480,000	2,498,600
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)	1,435,000	1,302,263
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)	2,560,000	2,380,800
		$11,510,127
Consumer Services – 3.9%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)	$925,000	$ 949,850
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	3,000,000	3,165,000
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)	1,480,000	1,402,899
ANGI Group LLC, 3.875%, 8/15/2028 (n)	3,536,000	3,236,890
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)	2,905,000	2,821,481
GoDaddy, Inc., 3.5%, 3/01/2029 (n)	5,411,000	5,046,190
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	2,322,000	2,440,422
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)	245,000	224,501
Match Group, Inc., 5%, 12/15/2027 (n)	2,465,000	2,535,869
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
Match Group, Inc., 4.625%, 6/01/2028 (n)	$3,815,000	$ 3,767,313
Match Group, Inc., 4.125%, 8/01/2030 (n)	1,030,000	988,800
Realogy Group LLC/Realogy Co-Issuer Corp., 9.375%, 4/01/2027 (n)	2,340,000	2,533,518
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)	1,530,000	1,502,919
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)	1,860,000	1,780,950
TriNet Group, Inc., 3.5%, 3/01/2029 (n)	4,288,000	4,071,971
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/2026 (n)	1,955,000	1,979,438
		$38,448,011
Containers – 2.3%
ARD Finance S.A., 6.5% (6.5% cash or 7.25% PIK), 6/30/2027 (n)(p)	$1,397,076	$ 1,411,047
Ardagh Metal Packaging, 3.25%, 9/01/2028 (n)	1,735,000	1,656,005
Ardagh Metal Packaging, 4%, 9/01/2029 (n)	2,951,000	2,810,828
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	3,700,000	3,626,000
Can-Pack S.A., 3.875%, 11/15/2029 (n)	4,505,000	4,314,333
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	4,670,000	4,815,937
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	1,280,000	1,305,971
Greif, Inc., 6.5%, 3/01/2027 (n)	2,825,000	2,924,158
		$22,864,279
Electrical Equipment – 0.4%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$4,720,000	$ 4,203,302
Electronics – 1.8%
Diebold Nixdorf, Inc., 8.5%, 4/15/2024	$1,155,000	$ 1,146,338
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)	1,686,000	1,770,941
Entegris, Inc., 4.375%, 4/15/2028 (n)	1,175,000	1,166,187
Entegris, Inc., 3.625%, 5/01/2029 (n)	1,577,000	1,510,356
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	2,330,000	2,458,150
Sensata Technologies B.V., 5%, 10/01/2025 (n)	4,320,000	4,552,200
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	1,985,000	1,984,206
Synaptics, Inc., 4%, 6/15/2029 (n)	3,570,000	3,500,742
		$18,089,120
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Independent – 3.8%
Callon Petroleum Co., 6.125%, 10/01/2024	$1,540,000	$ 1,540,000
Callon Petroleum Co., 8%, 8/01/2028 (n)	1,735,000	1,767,531
CNX Resources Corp., 6%, 1/15/2029 (n)	3,600,000	3,708,000
Colgate Energy Partners III LLC, 5.875%, 7/01/2029 (n)	1,240,000	1,260,150
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)	2,505,000	2,577,119
CrownRock LP/CrownRock Finance, Inc., “F”, 5%, 5/01/2029 (n)	1,980,000	1,998,652
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)	1,715,000	1,734,294
EQT Corp., 5%, 1/15/2029	2,645,000	2,783,862
Laredo Petroleum, Inc., 10.125%, 1/15/2028	495,000	520,988
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026 (n)	495,000	453,034
Occidental Petroleum Corp., 5.875%, 9/01/2025	2,350,000	2,511,562
Occidental Petroleum Corp., 5.5%, 12/01/2025	2,110,000	2,239,042
Occidental Petroleum Corp., 6.625%, 9/01/2030	3,480,000	4,083,815
Occidental Petroleum Corp., 6.45%, 9/15/2036	1,265,000	1,536,596
Occidental Petroleum Corp., 6.6%, 3/15/2046	1,865,000	2,344,645
SM Energy Co., 5.625%, 6/01/2025	1,590,000	1,578,075
SM Energy Co., 6.5%, 7/15/2028	1,560,000	1,611,480
Southwestern Energy Co., 5.95%, 1/23/2025	186,400	197,118
Southwestern Energy Co., 8.375%, 9/15/2028	1,415,000	1,552,538
Southwestern Energy Co., 5.375%, 3/15/2030	1,525,000	1,562,530
		$37,561,031
Entertainment – 3.6%
AMC Entertainment Holdings, Inc., 10% (10% cash or 12% PIK), 6/15/2026 (n)(p)	$1,025,000	$ 955,720
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	6,195,000	6,318,900
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)	2,435,000	2,335,652
Carnival Corp. PLC, 6%, 5/01/2029 (n)	770,000	740,740
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027	1,585,000	1,604,813
Life Time, Inc., 5.75%, 1/15/2026 (n)	2,475,000	2,484,900
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	3,695,000	3,759,662
Live Nation Entertainment, Inc., 3.75%, 1/15/2028 (n)	1,660,000	1,601,900
Motion Bondco DAC, 6.625%, 11/15/2027 (n)	2,685,000	2,678,287
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)	2,100,000	1,936,557
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)	1,915,000	1,824,038
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)	1,240,000	1,198,336
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)	3,705,000	3,594,924
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)	3,970,000	3,868,011
Viking Cruises Ltd. Co., 5.875%, 9/15/2027 (n)	1,535,000	1,400,688
		$36,303,128
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 2.9%
Avation Capital S.A., 8.25% (8.25% cash or 9% PIK), 10/31/2026 (n)(p)	$1,950,749	$ 1,638,629
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	3,660,000	3,696,600
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	2,380,000	2,272,900
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	7,301,980	6,830,466
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	4,258,000	4,092,917
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	3,275,000	3,397,419
Nationstar Mortgage Holdings, Inc., 5.75%, 11/15/2031 (n)	1,250,000	1,208,738
OneMain Finance Corp., 6.875%, 3/15/2025	2,085,000	2,262,225
OneMain Finance Corp., 8.875%, 6/01/2025	1,413,000	1,499,772
OneMain Finance Corp., 7.125%, 3/15/2026	1,350,000	1,484,101
Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029 (n)	995,000	930,216
		$29,313,983
Food & Beverages – 3.1%
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	$4,085,000	$ 4,233,081
Aramark Services, Inc., 5%, 2/01/2028 (n)	995,000	987,538
JBS USA Lux S.A./JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	4,250,000	4,531,605
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)	4,825,000	4,766,642
Performance Food Group Co., 5.5%, 10/15/2027 (n)	3,225,000	3,299,368
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	2,405,000	2,469,502
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	3,995,000	3,850,181
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)	3,125,000	2,983,063
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	3,800,000	3,729,510
		$30,850,490
Gaming & Lodging – 6.8%
Boyd Gaming Corp., 4.75%, 12/01/2027	$3,110,000	$ 3,094,232
Boyd Gaming Corp., 4.75%, 6/15/2031 (n)	1,250,000	1,226,925
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)	2,565,000	2,455,737
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 7/01/2025 (n)	2,006,000	2,065,578
Caesars Resort Collection LLC/CRC Finco, Inc., 8.125%, 7/01/2027 (n)	2,691,000	2,896,189
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	2,675,000	2,768,625
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	3,947,000	3,845,878
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	3,527,000	3,346,876
International Game Technology PLC, 4.125%, 4/15/2026 (n)	4,170,000	4,180,425
International Game Technology PLC, 6.25%, 1/15/2027 (n)	1,030,000	1,120,872
Marriott Ownership Resorts, Inc., 4.5%, 6/15/2029 (n)	3,080,000	3,021,603
MGM China Holdings Ltd., 5.375%, 5/15/2024 (n)	1,035,000	1,029,825
MGM China Holdings Ltd., 5.875%, 5/15/2026 (n)	1,670,000	1,663,738
MGM China Holdings Ltd., 4.75%, 2/01/2027 (n)	1,043,000	998,673
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – continued
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)	$3,050,000	$ 3,187,250
MGM Growth Properties LLC, 5.75%, 2/01/2027	1,110,000	1,226,550
MGM Growth Properties LLC, 3.875%, 2/15/2029 (n)	2,152,000	2,211,180
Penn National Gaming, Inc., 4.125%, 7/01/2029 (n)	2,415,000	2,270,100
Scientific Games Corp., 8.625%, 7/01/2025 (n)	770,000	816,200
Scientific Games Corp., 8.25%, 3/15/2026 (n)	1,910,000	1,993,563
Scientific Games International, Inc., 7%, 5/15/2028 (n)	1,950,000	2,047,987
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	2,865,000	2,897,231
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	2,580,000	2,554,522
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	4,663,000	4,626,629
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)	2,055,000	2,021,750
Wynn Macau Ltd., 4.875%, 10/01/2024 (n)	870,000	826,035
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)	2,100,000	1,970,430
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	2,854,000	2,611,410
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	2,525,000	2,454,047
		$67,430,060
Industrial – 1.1%
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)	$1,010,000	$ 1,002,425
APi Escrow Corp., 4.75%, 10/15/2029 (n)	3,470,000	3,409,275
Dycom Industries, Inc., 4.5%, 4/15/2029 (n)	1,980,000	1,939,074
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	4,351,000	4,389,071
		$10,739,845
Insurance - Property & Casualty – 1.3%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	$4,755,000	$ 4,699,747
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	2,370,000	2,203,247
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	700,000	710,500
Hub International Ltd., 5.625%, 12/01/2029 (n)	2,920,000	2,868,900
Ryan Specialty Group, 4.375%, 2/01/2030 (n)	2,404,000	2,391,980
		$12,874,374
Machinery & Tools – 0.7%
Ritchie Bros. Holdings Ltd., 4.75%, 12/15/2031 (n)	$3,220,000	$ 3,243,184
Terex Corp., 5%, 5/15/2029 (n)	3,715,000	3,684,908
		$6,928,092
Medical & Health Technology & Services – 6.5%
180 Medical, Inc., 3.875%, 10/15/2029 (n)	$3,525,000	$ 3,428,063
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)	3,865,000	3,855,338
Catalent, Inc., 3.125%, 2/15/2029 (n)	5,609,000	5,244,415
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)	$6,825,000	$ 6,584,077
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	1,780,000	1,886,800
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)	4,435,000	4,223,029
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)	745,000	741,797
DaVita, Inc., 4.625%, 6/01/2030 (n)	2,290,000	2,227,918
DaVita, Inc., 3.75%, 2/15/2031 (n)	2,193,000	2,014,709
Encompass Health Corp., 5.125%, 3/15/2023	875,000	873,906
Encompass Health Corp., 5.75%, 9/15/2025	1,940,000	1,959,400
HCA, Inc., 5.875%, 2/15/2026	4,395,000	4,784,001
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	3,078,000	3,148,794
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	5,440,000	5,563,488
Legacy LifePoint Health LLC, 4.375%, 2/15/2027 (n)	995,000	974,951
MPH Acquisition Holdings LLC, 5.5%, 9/01/2028 (n)	1,925,000	1,848,481
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	2,110,000	2,219,783
Syneos Health, Inc., 3.625%, 1/15/2029 (n)	4,441,000	4,209,091
Tenet Healthcare Corp., 6.125%, 10/01/2028 (n)	4,005,000	4,018,096
U.S. Renal Care, Inc., 10.625%, 7/15/2027 (n)	2,235,000	2,279,700
US Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)	2,255,000	2,266,275
US Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)(w)	745,000	748,725
		$65,100,837
Medical Equipment – 0.4%
Teleflex, Inc., 4.625%, 11/15/2027	$3,890,000	$ 3,967,800
Metals & Mining – 3.7%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$3,620,000	$ 3,769,325
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)	3,590,000	3,423,962
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	2,885,000	3,022,614
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)	2,820,000	2,819,803
Ero Copper Corp., 6.5%, 2/15/2030 (n)(w)	1,307,000	1,291,499
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)	1,645,000	1,698,463
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	1,968,000	2,091,000
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	3,740,000	3,763,375
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	2,315,000	2,235,896
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	4,670,000	4,480,024
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)	2,070,000	1,966,500
Novelis Corp., 3.25%, 11/15/2026 (n)	1,265,000	1,225,406
Novelis Corp., 4.75%, 1/30/2030 (n)	2,985,000	2,970,075
Novelis Corp., 3.875%, 8/15/2031 (n)	1,517,000	1,428,665
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
Petra Diamonds US$ Treasury PLC, 10.5% PIK to 12/31/2022, 10.5% PIK/9.75% Cash to 6/30/2023, 9.75% Cash to 3/08/2026 (n)(p)	$1,115,912	$ 1,146,600
		$37,333,207
Midstream – 4.5%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$1,339,000	$ 1,368,753
Cheniere Energy Partners LP, 4%, 3/01/2031	3,970,000	3,949,932
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	2,398,000	2,365,603
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	4,043,000	3,992,462
EnLink Midstream Partners LP, 5.625%, 1/15/2028 (n)	2,125,000	2,181,737
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	916,000	945,770
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	246,000	257,070
EQM Midstream Partners LP, 5.5%, 7/15/2028	5,725,000	5,794,330
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	1,505,000	1,437,305
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	1,287,200	1,235,712
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	3,440,000	3,491,600
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	4,245,000	4,642,969
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031	2,130,000	2,225,850
Targa Resources Partners LP/Targa Resources Finance Corp., 4%, 1/31/2032 (n)	1,245,000	1,239,273
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	2,255,000	2,251,031
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	2,255,000	2,269,636
Western Midstream Operating LP, 5.3%, 2/01/2030	2,650,000	2,762,625
Western Midstream Operation LP, 4.65%, 7/01/2026	995,000	1,041,377
Western Midstream Operation LP, 5.5%, 8/15/2048	910,000	1,005,550
		$44,458,585
Municipals – 0.0%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$415,000	$ 425,375
Network & Telecom – 0.5%
Iliad Holding S.A.S., 7%, 10/15/2028 (n)	$2,782,000	$ 2,828,209
Zayo Group Holdings, Inc., 6.125%, 3/01/2028 (n)	2,300,000	2,169,820
		$4,998,029
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Oil Services – 0.2%
Nabors Industries, Inc., 5.75%, 2/01/2025	$495,000	$ 457,875
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)	1,640,000	1,693,513
		$2,151,388
Oils – 0.7%
Parkland Corp., 4.625%, 5/01/2030 (n)	$4,070,000	$ 3,907,200
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	2,240,000	1,777,339
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	1,960,000	1,376,900
		$7,061,439
Personal Computers & Peripherals – 0.5%
NCR Corp., 5%, 10/01/2028 (n)	$3,780,000	$ 3,755,657
NCR Corp., 5.125%, 4/15/2029 (n)	1,760,000	1,756,145
		$5,511,802
Pharmaceuticals – 2.5%
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	$5,838,000	$ 5,950,381
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	5,415,000	4,562,138
Bausch Health Companies, Inc., 5%, 2/15/2029 (n)	1,810,000	1,457,050
Endo Luxembourg Finance Co I S.à r.l., 6.125%, 4/01/2029 (n)	1,735,000	1,648,632
Jazz Securities DAC, 4.375%, 1/15/2029 (n)	4,190,000	4,136,997
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)	2,461,000	2,421,673
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)	3,101,000	3,101,000
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)	1,865,000	1,876,656
		$25,154,527
Pollution Control – 0.8%
GFL Environmental, Inc., 4%, 8/01/2028 (n)	$2,970,000	$ 2,767,060
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)	1,000,000	970,000
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)	1,285,000	1,226,263
Stericycle, Inc., 3.875%, 1/15/2029 (n)	3,470,000	3,296,500
		$8,259,823
Precious Metals & Minerals – 0.4%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$2,520,000	$ 2,365,272
Taseko Mines Ltd., 7%, 2/15/2026 (n)	2,000,000	2,027,800
		$4,393,072
Printing & Publishing – 0.4%
Cimpress N.V., 7%, 6/15/2026 (n)	$3,565,000	$ 3,664,570
Railroad & Shipping – 0.2%
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)	$2,022,000	$ 2,092,770
19

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Other – 0.7%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.875%, 10/01/2028 (n)	$3,890,000	$ 3,981,065
XHR LP, REIT, 4.875%, 6/01/2029 (n)	2,695,000	2,642,447
		$6,623,512
Restaurants – 0.2%
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)	$1,980,000	$ 1,923,966
Retailers – 1.2%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)	$1,714,000	$ 1,686,610
Bath & Body Works, Inc., 5.25%, 2/01/2028	6,740,000	7,077,000
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)	2,975,000	2,866,785
		$11,630,395
Specialty Chemicals – 0.3%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$2,996,000	$ 3,048,430
Specialty Stores – 1.0%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$2,634,000	$ 2,520,922
Michael Cos., Inc., 5.25%, 5/01/2028 (n)	1,710,000	1,646,610
Michael Cos., Inc., 7.875%, 5/01/2029 (n)	2,055,000	1,880,325
Penske Automotive Group Co., 3.75%, 6/15/2029	3,967,000	3,734,058
		$9,781,915
Supermarkets – 0.6%
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	$3,535,000	$ 3,618,072
Albertsons Cos. LLC/Safeway, Inc., 3.5%, 3/15/2029 (n)	2,425,000	2,289,588
		$5,907,660
Telecommunications - Wireless – 2.3%
Altice France S.A., 6%, 2/15/2028 (n)	$3,180,000	$ 2,902,227
SBA Communications Corp., 3.875%, 2/15/2027	2,448,000	2,472,480
SBA Communications Corp., 3.125%, 2/01/2029	4,805,000	4,478,020
Sprint Capital Corp., 6.875%, 11/15/2028	4,250,000	5,055,375
Sprint Corp., 7.125%, 6/15/2024	1,510,000	1,645,900
Sprint Corp., 7.625%, 3/01/2026	5,280,000	6,045,600
		$22,599,602
Tobacco – 0.3%
Vector Group Ltd., 10.5%, 11/01/2026 (n)	$1,450,000	$ 1,486,830
Vector Group Ltd., 5.75%, 2/01/2029 (n)	1,650,000	1,524,897
		$3,011,727
20

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – 2.7%
Calpine Corp., 4.5%, 2/15/2028 (n)	$3,110,000	$ 3,039,714
Calpine Corp., 5.125%, 3/15/2028 (n)	3,750,000	3,658,237
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	1,590,000	1,636,635
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)	5,940,000	5,592,332
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	2,022,000	2,081,396
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)	488,000	503,250
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	2,255,000	2,283,188
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	1,805,000	1,827,563
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)	4,745,000	4,804,312
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)	1,505,000	1,512,826
		$26,939,453
Total Bonds (Identified Cost, $968,733,065)		$ 956,752,160
Common Stocks – 0.8%
Construction – 0.0%
ICA Tenedora S.A. de C.V. (u)	258,532	$ 213,062
Oil Services – 0.1%
LTRI Holdings LP (a)(u)	3,300	$ 949,047
Precious Metals & Minerals – 0.0%
Petra Diamonds Ltd. (a)	161,793	$ 183,760
Special Products & Services – 0.7%
iShares iBoxx $ High Yield Corporate Bond ETF	73,200	$ 6,200,040
Total Common Stocks (Identified Cost, $6,976,280)		$ 7,545,909

	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a)(u) (Identified Cost, $0)	GBP 1.14	3/16/21	42,350	$ 6,820

Investment Companies (h) – 2.4%
Money Market Funds – 2.4%
MFS Institutional Money Market Portfolio, 0.06% (v) (Identified Cost, $24,340,169)	24,340,223	$ 24,340,223

Other Assets, Less Liabilities – 0.9%		8,720,895
Net Assets – 100.0%		$997,366,007

(a)	Non-income producing security.
(d)	In default.
21

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $24,340,223 and $964,304,889, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $810,959,065, representing 81.3% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Paysafe Finance PLC, 4%, 6/15/2029	6/11/21	$3,056,927	$2,773,404
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
Derivative Contracts at 1/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	1,165,021	EUR	1,022,469	JPMorgan Chase Bank N.A.	4/08/2022	$14,539

22

Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	268	$34,295,625	March – 2022	$281,683
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	98	$15,251,250	March – 2022	$(240,860)
U.S. Treasury Ultra Bond	Long	USD	17	3,211,937	March – 2022	(54,251)
						$(295,111)
At January 31, 2022, the fund had cash collateral of 192,200 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
23

Financial Statements
Statement of Assets and Liabilities
At 1/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $975,709,345)	$964,304,889
Investments in affiliated issuers, at value (identified cost, $24,340,169)	24,340,223
Cash	993,595
Deposits with brokers for
Futures contracts	192,200
Receivables for
Forward foreign currency exchange contracts	14,539
Investments sold	4,789,596
Fund shares sold	22,081
Interest and dividends	13,290,787
Other assets	3,010
Total assets	$1,007,950,920
Liabilities
Payables for
Distributions	$68
Net daily variation margin on open futures contracts	26,531
Investments purchased	4,552,445
Fund shares reacquired	3,848,004
When-issued investments purchased	2,082,652
Payable to affiliates
Administrative services fee	190
Shareholder servicing costs	8
Accrued expenses and other liabilities	75,015
Total liabilities	$10,584,913
Net assets	$997,366,007
Net assets consist of
Paid-in capital	$1,054,923,322
Total distributable earnings (loss)	(57,557,315)
Net assets	$997,366,007
Shares of beneficial interest outstanding	112,350,889
Net asset value per share (net assets of $997,366,007 / 112,350,889 shares of beneficial interest outstanding)	$8.88
See Notes to Financial Statements
24

Financial Statements
Statement of Operations
Year ended 1/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$54,795,613
Dividends	798,641
Other	481,474
Dividends from affiliated issuers	9,500
Foreign taxes withheld	(14,590)
Total investment income	$56,070,638
Expenses
Shareholder servicing costs	$36
Administrative services fee	17,500
Custodian fee	66,889
Shareholder communications	7,597
Audit and tax fees	47,156
Legal fees	5,321
Pricing service fees	11,946
Form N-CEN/N-PORT preparation fees	9,800
Miscellaneous	24,104
Total expenses	$190,349
Fees paid indirectly	(188)
Net expenses	$190,161
Net investment income (loss)	$55,880,477
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$34,191,431
Futures contracts	(18,646)
Forward foreign currency exchange contracts	55,275
Foreign currency	(637)
Net realized gain (loss)	$34,227,423
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(72,489,816)
Futures contracts	(13,428)
Forward foreign currency exchange contracts	14,539
Translation of assets and liabilities in foreign currencies	(251)
Net unrealized gain (loss)	$(72,488,956)
Net realized and unrealized gain (loss)	$(38,261,533)
Change in net assets from operations	$17,618,944
See Notes to Financial Statements
25

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	1/31/22	1/31/21
Change in net assets
From operations
Net investment income (loss)	$55,880,477	$65,011,400
Net realized gain (loss)	34,227,423	(2,259,931)
Net unrealized gain (loss)	(72,488,956)	37,311,221
Change in net assets from operations	$17,618,944	$100,062,690
Total distributions to shareholders	$(60,026,693)	$(67,143,934)
Change in net assets from fund share transactions	$(188,544,337)	$306,368,694
Total change in net assets	$(230,952,086)	$339,287,450
Net assets
At beginning of period	1,228,318,093	889,030,643
At end of period	$997,366,007	$1,228,318,093
See Notes to Financial Statements
26

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$9.25	$9.33	$8.94	$9.31	$9.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.50	$0.51	$0.52	$0.53
Net realized and unrealized gain (loss)	(0.34)	(0.06)(g)	0.39	(0.36)	0.05
Total from investment operations	$0.13	$0.44	$0.90	$0.16	$0.58
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.52)	$(0.51)	$(0.53)	$(0.55)
Net asset value, end of period (x)	$8.88	$9.25	$9.33	$8.94	$9.31
Total return (%) (s)(x)	1.39	5.02	10.29	1.86	6.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.02	0.02	0.02	0.02	0.02
Net investment income (loss)	5.09	5.58	5.51	5.77	5.63
Portfolio turnover	60	66	59	38	46
Net assets at end of period (000 omitted)	$997,366	$1,228,318	$889,031	$788,437	$1,197,932

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
27

Notes to Financial Statements
(1) Business and Organization
MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments,
28

Notes to Financial Statements  - continued
are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of
29

Notes to Financial Statements  - continued
input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contract and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$6,200,040	$—	$949,047	$7,149,087
Mexico	—	—	213,062	213,062
United Kingdom	—	183,760	6,820	190,580
Municipal Bonds	—	425,375	—	425,375
U.S. Corporate Bonds	—	825,350,475	—	825,350,475
Foreign Bonds	—	130,976,310	—	130,976,310
Mutual Funds	24,340,223	—	—	24,340,223
Total	$30,540,263	$956,935,920	$1,168,929	$988,645,112
Other Financial Instruments
Futures Contracts – Assets	$281,683	$—	$—	$281,683
Futures Contracts – Liabilities	(295,111)	—	—	(295,111)
Forward Foreign Currency Exchange Contracts – Assets	—	14,539	—	14,539
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 1/31/21	$932,316
Change in unrealized appreciation or depreciation	16,731
Transfers into level 3	213,062
Received as part of a corporate action	6,820
Balance as of 1/31/22	$1,168,929
The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2022 is $16,731. At January 31, 2022, the fund held three level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign
30

Notes to Financial Statements  - continued
currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$281,683	$(295,111)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	14,539	—
Total		$296,222	$(295,111)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
31

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(18,646)	$ —
Foreign Exchange	—	55,275
Total	$(18,646)	$55,275
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(13,428)	$ —
Foreign Exchange	—	14,539
Total	$(13,428)	$14,539
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or
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Notes to Financial Statements  - continued
delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of
33

Notes to Financial Statements  - continued
foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Loans and Other Direct Debt Instruments — The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
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Notes to Financial Statements  - continued
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.
35

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 1/31/22	Year ended 1/31/21
Ordinary income (including any short-term capital gains)	$60,026,693	$67,143,934
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 1/31/22
Cost of investments	$1,004,045,494
Gross appreciation	15,861,306
Gross depreciation	(31,260,577)
Net unrealized appreciation (depreciation)	$ (15,399,271)
Undistributed ordinary income	3,295,117
Capital loss carryforwards	(41,053,445)
Other temporary differences	(4,399,716)
Total distributable earnings (loss)	$ (57,557,315)
As of January 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(1,278,441)
Long-Term	(39,775,004)
Total	$(41,053,445)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2022, these costs amounted to $36.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2022 was equivalent to an annual effective rate of 0.0016% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation - The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay
36

Notes to Financial Statements  - continued
compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended January 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $641,509,957 and $851,882,927, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 1/31/22		Year ended 1/31/21
	Shares	Amount	Shares	Amount
Shares sold	3,868,865	$35,660,117	55,616,565	$466,064,098
Shares issued to shareholders in reinvestment of distributions	6,526,801	60,026,693	7,504,349	67,143,934
Shares reacquired	(30,844,235)	(284,231,147)	(25,651,819)	(226,839,338)
Net change	(20,448,569)	$(188,544,337)	37,469,095	$306,368,694
The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, and the MFS Income Portfolio were the owners of record of approximately 83%, 16%, and 1%, respectively, of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for
37

Notes to Financial Statements  - continued
temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2022, the fund’s commitment fee and interest expense were $4,142 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,504,549	$425,392,916	$407,557,242	$—	$—	$24,340,223

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$9,500	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic
38

Notes to Financial Statements  - continued
848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10) Subsequent Event
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
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Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 18, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
41

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of March 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
42

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	135	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
44

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
David Cole Michael Skatrud
45

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
46

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
48

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
January 31, 2022
MFS®  High Income Fund
MFH-ANN

MFS® High Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
As a result of Russia’s invasion of Ukraine, the danger of wider geopolitical conflict has risen to levels not seen in decades, and this comes as sanctions aimed at countering Russia’s actions are exacerbating already mounting inflation. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. This has in turn led to increased volatility.
There are, however, encouraging signs for the markets. The Omicron wave of the coronavirus is receding outside Asia, unemployment is low, and there are signs that some global supply chain bottlenecks are beginning to ease, though events in Ukraine could hamper these advances. Additionally, easier Chinese monetary policy and the record pace of corporate stock buybacks are supportive elements, albeit amid an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
March 18, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Cable TV	7.5%
Gaming & Lodging	6.7%
Medical & Health Technology & Services	6.5%
Midstream	4.3%
Consumer Services	3.8%
Composition including fixed income credit quality (a)(i)
BBB	0.5%
BB	42.9%
B	37.8%
CCC	13.2%
CC	0.1%
C (o)	0.0%
Not Rated	(1.4)%
Non-Fixed Income	1.0%
Cash & Cash Equivalents	4.3%
Other	1.6%
Portfolio facts (i)
Average Duration (d)	3.9
Average Effective Maturity (m)	5.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
2

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of January 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended January 31, 2022, Class A shares of the MFS High Income Fund (fund) provided a total return of 0.48%, at net asset value. This compares with a return of 2.05% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit seemingly milder strains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative monetary environment to a significantly more restrictive one ahead, which resulted in a rise in market volatility. Indeed, several central banks in emerging markets have already tightened policy, as has the Bank of England, while the US Federal Reserve signaled it intends to tighten policy soon. The European Central Bank, which had been expected to move slowly toward tighter policy, has indicated it, too, may need to dial back accommodation in coming months. However, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. As a result of the shifting monetary backdrop, sovereign bond yields moved higher during the period, but remain quite low relative to history.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations. Geopolitical tensions ramped up during the period with Russia amassing troops along its border with Ukraine and Chinese forces repeatedly entering airspace claimed by Taiwan.
An increase in market volatility saw speculative activity abate somewhat as “meme” stocks and cryptocurrencies came under pressure near the end of the period.
Detractors from Performance
Relative to the Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index, the fund's asset allocation decisions detracted from performance over the reporting period, led by an underweight allocation to the energy sector. Additionally, the fund's greater allocation to cash held back relative results.
Bond selection also weakened the fund’s relative performance. From a quality perspective, security selection within the “CCC”, “B”, and “BB” rated credit quality segments hindered relative returns. From a sector perspective, bond selection in the consumer cyclical, basic industry and technology sectors weighed on relative results.
4

Management Review - continued
The fund's yield curve(y) positioning further detracted from relative returns. Here, the fund's greater exposure to the 5-year key rate, and lesser exposure to both the 20-year and 30-year key rates, weakened relative performance.
Top individual detractors during the reporting period included the fund’s overweight exposures to cable television service provider Virgin Media Finance (communications) and iron ore miner Baffinland Iron Mines (basic industry) and its underweight exposure to food and beverage products manufacturer Kraft Heinz Company(h) (consumer non-cyclical).
Contributors to Performance
The fund's shorter duration(d) stance supported relative performance as interest rates generally rose over the reporting period.
Top individual contributors for the reporting period included the fund’s overweight exposures to oil refiner PBF Holding (energy), beauty products manufacturer Coty(h) (consumer non-cyclical) and aircraft leasing firm Global Air Lease (institutional finance companies).
Respectfully,
Portfolio Manager(s)
David Cole and Michael Skatrud
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 1/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 1/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	0.48%	4.07%	4.94%	N/A
B	9/27/93	(0.28)%	3.23%	4.16%	N/A
C	1/03/94	(0.27)%	3.29%	4.16%	N/A
I	1/02/97	0.71%	4.26%	5.17%	N/A
R1	4/01/05	(0.28)%	3.23%	4.16%	N/A
R2	10/31/03	(0.09)%	3.68%	4.62%	N/A
R3	4/01/05	0.46%	4.00%	4.91%	N/A
R4	4/01/05	0.72%	4.32%	5.20%	N/A
R6	6/01/12	0.84%	4.44%	N/A	5.32%
529A	7/31/02	0.44%	3.96%	4.90%	N/A
529B	7/31/02	(0.33)%	3.24%	4.11%	N/A
529C	7/31/02	(0.33)%	3.18%	4.11%	N/A
Comparative benchmark(s)

Bloomberg U.S. Corporate High Yield Bond 2% Issuer Capped Index (f)	2.05%	5.39%	6.21%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(3.79)%	3.17%	4.49%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(4.13)%	2.88%	4.16%	N/A
C With CDSC (1% for 12 months) (v)	(1.23)%	3.29%	4.16%	N/A
529A With Initial Sales Charge (4.25%)	(3.83)%	3.07%	4.45%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)	(4.18)%	2.89%	4.11%	N/A
529C With CDSC (1% for 12 months) (v)	(1.29)%	3.18%	4.11%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
7

Performance Summary  - continued
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
August 1, 2021 through January 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2021 through January 31, 2022.
The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/21	Ending Account Value 1/31/22	Expenses Paid During Period (p) 8/01/21-1/31/22
A	Actual	0.88%	$1,000.00	$978.29	$4.39
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
B	Actual	1.63%	$1,000.00	$974.59	$8.11
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29
C	Actual	1.63%	$1,000.00	$974.73	$8.11
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29
I	Actual	0.63%	$1,000.00	$979.39	$3.14
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
R1	Actual	1.63%	$1,000.00	$974.59	$8.11
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29
R2	Actual	1.15%	$1,000.00	$973.98	$5.72
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
R3	Actual	0.88%	$1,000.00	$978.15	$4.39
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
R4	Actual	0.64%	$1,000.00	$979.51	$3.19
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.52%	$1,000.00	$982.95	$2.60
	Hypothetical (h)	0.52%	$1,000.00	$1,022.58	$2.65
529A	Actual	0.91%	$1,000.00	$978.05	$4.54
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
529B	Actual	1.68%	$1,000.00	$974.35	$8.36
	Hypothetical (h)	1.68%	$1,000.00	$1,016.74	$8.54
529C	Actual	1.68%	$1,000.00	$974.34	$8.36
	Hypothetical (h)	1.68%	$1,000.00	$1,016.74	$8.54
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Changes to the fund's fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.86%, $4.29, and $4.38 for Class A, 1.61%, $8.01, and $8.19 for Class B, 1.61%, $8.01, and $8.19 for Class C, 0.61%, $3.04, and $3.11 for Class I, 1.61%, $8.01, and $8.19
10

Expense Table - continued
for Class R1, 1.11%, $5.52, and $5.65 for Class R2, 0.86%, $4.29, and $4.38 for Class R3, 0.62%, $3.09, and $3.16 for Class R4, 0.50%, $2.50, and $2.55 for Class R6, 0.89%, $4.44, and $4.53 for Class 529A, 1.67%, $8.31, and $8.49 for Class 529B, and 1.66%, $8.26, and $8.44 for Class 529C, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.
11

Portfolio of Investments
1/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 93.4%
Aerospace & Defense – 2.2%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$4,272,000	$ 4,325,400
Bombardier, Inc., 7.125%, 6/15/2026 (n)	4,284,000	4,353,615
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	5,985,000	5,901,569
Moog, Inc., 4.25%, 12/15/2027 (n)	8,270,000	8,299,358
TransDigm, Inc., 6.25%, 3/15/2026 (n)	6,757,000	6,976,602
TransDigm, Inc., 6.375%, 6/15/2026	4,535,000	4,614,363
TransDigm, Inc., 5.5%, 11/15/2027	5,000,000	5,025,000
TransDigm, Inc., 4.625%, 1/15/2029	4,051,000	3,847,073
		$43,342,980
Asset-Backed & Securitized – 0.0%
CW Capital Cobalt Commercial Mortgage Trust, 2006-2A, “F”, FLR, 2.291% (0% cash or 2.291% PIK) (LIBOR - 3mo. + 1.3%), 4/26/2050 (a)(n)(p)	$786,028	$ 79
CW Capital Cobalt Commercial Mortgage Trust, 2006-2A, “G”, FLR, 2.491% (0% cash or 2.491% PIK) (LIBOR - 3mo. + 1.5%), 4/26/2050 (a)(n)(p)	2,495,094	249
Lehman Brothers Commercial Conduit Mortgage Trust, 1.084%, 2/18/2030 (i)	66,449	1
		$329
Automotive – 2.5%
Clarios Global LP/Clarios US Finance Cois, 8.5%, 5/15/2027 (n)	$8,905,000	$ 9,310,890
Dana, Inc., 5.375%, 11/15/2027	4,014,000	4,149,473
Dana, Inc., 5.625%, 6/15/2028	1,233,000	1,282,320
Dana, Inc., 4.25%, 9/01/2030	2,740,000	2,654,375
Dornoch Debt Merger Sub Inc., 6.625%, 10/15/2029 (n)	3,805,000	3,676,581
Ford Motor Co., 5.113%, 5/03/2029	4,205,000	4,500,611
Ford Motor Co., 4.75%, 1/15/2043	4,695,000	4,798,478
Ford Motor Credit Co. LLC, 4.134%, 8/04/2025	3,870,000	3,958,430
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	6,300,000	6,465,438
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)	4,040,000	3,956,291
Wheel Pros, Inc., 6.5%, 5/15/2029 (n)	3,680,000	3,422,400
		$48,175,287
Broadcasting – 2.8%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)	$5,630,000	$ 5,587,775
Gray Escrow II, Inc., 5.375%, 11/15/2031 (n)	10,355,000	10,209,978
iHeartCommunications, Inc., 8.375%, 5/01/2027	5,255,000	5,496,021
Scripps Escrow II, Inc., 5.875%, 7/15/2027 (n)	6,610,000	6,742,200
12

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Broadcasting – continued
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		$4,655,000	$ 4,557,245
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	1,707,495	2,028,118
Univision Communications, Inc., 4.5%, 5/01/2029 (n)		$11,210,000	11,102,833
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		10,449,000	9,970,331
			$55,694,501
Brokerage & Asset Managers – 1.5%
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		$3,780,000	$ 3,855,449
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		8,080,000	8,210,573
LPL Holdings, Inc., 4%, 3/15/2029 (n)		6,348,000	6,160,988
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)		3,830,000	3,753,668
NFP Corp., 4.875%, 8/15/2028 (n)		4,780,000	4,669,821
NFP Corp., 6.875%, 8/15/2028 (n)		3,845,000	3,657,556
			$30,308,055
Building – 3.6%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		$12,925,000	$ 12,650,990
Foundation Building Materials LLC, 6%, 3/01/2029 (n)		245,000	236,472
GYP Holding III Corp., 4.625%, 5/01/2029 (n)		7,345,000	7,133,831
Interface, Inc., 5.5%, 12/01/2028 (n)		6,375,000	6,550,312
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)		3,630,000	3,597,076
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)		4,065,000	4,065,000
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		3,222,000	3,391,155
Park River Holdings, Inc., 5.625%, 2/01/2029 (n)		2,070,000	1,888,875
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		5,975,000	6,273,750
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)		5,800,000	5,955,440
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)		6,000,000	5,880,000
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		6,995,000	6,680,225
Standard Industries, Inc., 3.375%, 1/15/2031 (n)		1,385,000	1,267,137
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		4,445,000	4,560,659
			$70,130,922
Business Services – 2.2%
Austin BidCo, Inc., 7.125%, 12/15/2028 (n)		$3,495,000	$ 3,547,425
HealthEquity, Inc., 4.5%, 10/01/2029 (n)		5,730,000	5,601,075
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		3,760,000	3,814,746
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)		5,210,000	5,225,552
Nielsen Finance LLC, 4.5%, 7/15/2029 (n)		6,260,000	5,837,450
Paysafe Finance PLC, 4%, 6/15/2029 (z)		5,700,000	5,140,944
Switch Ltd., 3.75%, 9/15/2028 (n)		7,336,000	6,997,664
Switch Ltd., 4.125%, 6/15/2029 (n)		2,280,000	2,220,674
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		4,545,000	4,773,113
			$43,158,643
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – 7.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	$14,425,000	$ 14,313,855
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	5,735,000	5,591,625
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)	10,625,000	10,136,037
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)	4,885,000	4,519,846
CSC Holdings LLC, 5.375%, 2/01/2028 (n)	3,040,000	3,048,938
CSC Holdings LLC, 5.75%, 1/15/2030 (n)	9,270,000	8,734,936
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	10,455,000	9,568,311
DISH DBS Corp., 7.75%, 7/01/2026	3,415,000	3,514,411
DISH DBS Corp., 5.25%, 12/01/2026 (n)	4,705,000	4,563,850
DISH DBS Corp., 5.125%, 6/01/2029	3,990,000	3,481,275
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)	4,060,000	1,771,175
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(n)	2,230,000	984,545
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	5,518,000	5,724,815
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)	1,905,000	1,868,234
Sirius XM Holdings, Inc., 3.875%, 9/01/2031 (n)	7,920,000	7,326,000
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)	7,801,000	7,547,467
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	11,485,000	11,918,961
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	10,000,000	10,200,000
Videotron Ltd., 5.125%, 4/15/2027 (n)	5,860,000	5,989,623
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	8,020,000	7,559,652
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)	9,000,000	8,482,500
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	9,920,000	9,410,459
		$146,256,515
Chemicals – 2.5%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$4,914,000	$ 5,048,533
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	8,035,000	7,402,244
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)	5,844,000	5,494,938
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	7,168,000	6,881,280
Herens Holdco S.à r.l., 4.75%, 5/15/2028 (n)	5,350,000	5,108,234
Ingevity Corp., 3.875%, 11/01/2028 (n)	7,622,000	7,215,747
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)	3,800,000	3,724,000
S.P.C.M. S.A., 3.125%, 3/15/2027 (n)	1,740,000	1,661,700
S.P.C.M. S.A., 3.375%, 3/15/2030 (n)	6,182,000	5,802,734
		$48,339,410
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Computer Software – 1.2%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$3,650,000	$ 3,705,115
Clarivate Science Holdings Corp., 3.875%, 7/01/2028 (n)	1,460,000	1,392,767
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	6,650,000	6,334,125
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)	3,870,000	3,860,325
PTC, Inc., 3.625%, 2/15/2025 (n)	4,645,000	4,662,419
PTC, Inc., 4%, 2/15/2028 (n)	3,730,000	3,696,933
		$23,651,684
Computer Software - Systems – 1.4%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	$10,425,000	$ 11,148,651
Fair Isaac Corp., 4%, 6/15/2028 (n)	1,687,000	1,670,130
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	7,580,000	7,828,018
Viavi Solutions, Inc., 3.75%, 10/01/2029 (n)	7,120,000	6,906,400
		$27,553,199
Conglomerates – 3.0%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$7,770,000	$ 7,971,631
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	1,839,000	1,813,714
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)	9,329,000	9,189,065
Gates Global LLC, 6.25%, 1/15/2026 (n)	4,925,000	5,087,525
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	4,930,000	5,275,100
Griffon Corp., 5.75%, 3/01/2028	5,871,000	5,865,246
Madison IAQ LLC, 5.875%, 6/30/2029 (n)	5,335,000	4,930,634
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	5,610,000	5,855,438
TriMas Corp., 4.125%, 4/15/2029 (n)	13,213,000	12,948,740
		$58,937,093
Construction – 1.3%
Empire Communities Corp., 7%, 12/15/2025 (n)	$4,250,000	$ 4,323,610
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	2,275,000	2,315,108
Mattamy Group Corp., 4.625%, 3/01/2030 (n)	5,115,000	5,043,032
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (n)	5,345,000	5,692,425
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)	3,130,000	3,244,120
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)	5,417,000	5,327,999
		$25,946,294
Consumer Products – 1.1%
Mattel, Inc., 3.375%, 4/01/2026 (n)	$5,508,000	$ 5,484,591
Mattel, Inc., 5.875%, 12/15/2027 (n)	2,240,000	2,380,000
Mattel, Inc., 5.45%, 11/01/2041	1,890,000	2,116,800
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)	5,235,000	5,274,262
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)	2,400,000	2,178,000
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Products – continued
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)	$4,755,000	$ 4,422,150
		$21,855,803
Consumer Services – 3.7%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)	$1,697,000	$ 1,742,590
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	5,935,000	6,261,425
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)	2,855,000	2,706,269
ANGI Group LLC, 3.875%, 8/15/2028 (n)	6,518,000	5,966,642
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)	5,460,000	5,303,025
GoDaddy, Inc., 3.5%, 3/01/2029 (n)	10,143,000	9,459,159
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	4,382,000	4,605,482
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)	455,000	416,931
Match Group, Inc., 5%, 12/15/2027 (n)	5,040,000	5,184,900
Match Group, Inc., 4.625%, 6/01/2028 (n)	7,255,000	7,164,312
Match Group, Inc., 4.125%, 8/01/2030 (n)	2,010,000	1,929,600
Realogy Group LLC/Realogy Co-Issuer Corp., 9.375%, 4/01/2027 (n)	4,340,000	4,698,918
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)	2,875,000	2,824,113
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)	3,630,000	3,475,725
TriNet Group, Inc., 3.5%, 3/01/2029 (n)	8,535,000	8,105,007
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/2026 (n)	3,700,000	3,746,250
		$73,590,348
Containers – 2.3%
ARD Finance S.A., 6.5% (6.5% cash or 7.25% PIK), 6/30/2027 (n)(p)	$2,552,419	$ 2,577,943
Ardagh Metal Packaging, 3.25%, 9/01/2028 (n)	3,245,000	3,097,255
Ardagh Metal Packaging, 4%, 9/01/2029 (n)	6,424,000	6,118,860
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	7,260,000	7,114,800
Can-Pack S.A., 3.875%, 11/15/2029 (n)	9,349,000	8,953,318
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	8,660,000	8,930,625
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	3,345,000	3,412,870
Greif, Inc., 6.5%, 3/01/2027 (n)	5,225,000	5,408,397
		$45,614,068
Electrical Equipment – 0.4%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$8,805,000	$ 7,841,117
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Electronics – 1.8%
Diebold Nixdorf, Inc., 8.5%, 4/15/2024	$2,155,000	$ 2,138,837
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)	3,204,000	3,365,418
Entegris, Inc., 4.375%, 4/15/2028 (n)	2,190,000	2,173,575
Entegris, Inc., 3.625%, 5/01/2029 (n)	3,093,000	2,962,290
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	4,255,000	4,489,025
Sensata Technologies B.V., 5%, 10/01/2025 (n)	8,420,000	8,872,575
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	3,755,000	3,753,498
Synaptics, Inc., 4%, 6/15/2029 (n)	6,685,000	6,555,311
		$34,310,529
Energy - Independent – 3.7%
Callon Petroleum Co., 6.125%, 10/01/2024	$2,870,000	$ 2,870,000
Callon Petroleum Co., 8%, 8/01/2028 (n)	3,400,000	3,463,750
CNX Resources Corp., 6%, 1/15/2029 (n)	6,730,000	6,931,900
Colgate Energy Partners III LLC, 5.875%, 7/01/2029 (n)	2,425,000	2,464,406
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)	4,680,000	4,814,737
CrownRock LP/CrownRock Finance, Inc., “F”, 5%, 5/01/2029 (n)	3,880,000	3,916,550
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)	3,265,000	3,301,731
EQT Corp., 5%, 1/15/2029	4,971,000	5,231,977
Laredo Petroleum, Inc., 10.125%, 1/15/2028	955,000	1,005,138
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026 (n)	955,000	874,035
Occidental Petroleum Corp., 5.875%, 9/01/2025	4,890,000	5,226,187
Occidental Petroleum Corp., 5.5%, 12/01/2025	4,100,000	4,350,746
Occidental Petroleum Corp., 6.625%, 9/01/2030	6,980,000	8,191,100
Occidental Petroleum Corp., 6.45%, 9/15/2036	2,340,000	2,842,398
Occidental Petroleum Corp., 6.6%, 3/15/2046	3,435,000	4,318,422
SM Energy Co., 5.625%, 6/01/2025	2,965,000	2,942,763
SM Energy Co., 6.5%, 7/15/2028	3,195,000	3,300,435
Southwestern Energy Co., 5.95%, 1/23/2025	396,000	418,770
Southwestern Energy Co., 8.375%, 9/15/2028	2,595,000	2,847,234
Southwestern Energy Co., 5.375%, 3/15/2030	2,990,000	3,063,584
		$72,375,863
Entertainment – 3.6%
AMC Entertainment Holdings, Inc., 10% (10% cash or 12% PIK), 6/15/2026 (n)(p)	$1,880,000	$ 1,752,931
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	12,125,000	12,367,500
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)	4,860,000	4,661,712
Carnival Corp. PLC, 6%, 5/01/2029 (n)	1,430,000	1,375,660
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027	2,995,000	3,032,437
Life Time, Inc., 5.75%, 1/15/2026 (n)	4,850,000	4,869,400
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Entertainment – continued
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	$6,922,000	$ 7,043,135
Live Nation Entertainment, Inc., 3.75%, 1/15/2028 (n)	3,080,000	2,972,200
Motion Bondco DAC, 6.625%, 11/15/2027 (n)	4,970,000	4,957,575
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)	4,305,000	3,969,942
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)	3,565,000	3,395,662
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)	2,420,000	2,338,688
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)	7,845,000	7,611,925
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)	7,375,000	7,185,536
Viking Cruises Ltd. Co., 5.875%, 9/15/2027 (n)	2,865,000	2,614,313
		$70,148,616
Financial Institutions – 2.8%
Avation Capital S.A., 8.25% (8.25% cash or 9% PIK), 10/31/2026 (n)(p)	$3,632,255	$ 3,051,094
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	6,850,000	6,918,500
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	4,665,000	4,455,075
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	14,417,411	13,488,832
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	7,923,000	7,615,825
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	6,145,000	6,374,700
Nationstar Mortgage Holdings, Inc., 5.75%, 11/15/2031 (n)	2,415,000	2,335,281
OneMain Finance Corp., 6.875%, 3/15/2025	3,945,000	4,280,325
OneMain Finance Corp., 8.875%, 6/01/2025	2,550,000	2,706,596
OneMain Finance Corp., 7.125%, 3/15/2026	2,600,000	2,858,269
Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029 (n)	1,945,000	1,818,361
		$55,902,858
Food & Beverages – 3.0%
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	$7,630,000	$ 7,906,587
Aramark Services, Inc., 5%, 2/01/2028 (n)	1,945,000	1,930,413
JBS USA Lux S.A./JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	8,340,000	8,892,608
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)	9,460,000	9,345,581
Performance Food Group Co., 5.5%, 10/15/2027 (n)	6,030,000	6,169,052
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	4,435,000	4,553,947
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	8,120,000	7,825,650
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)	6,120,000	5,842,030
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	7,065,000	6,933,944
		$59,399,812
Gaming & Lodging – 6.6%
Boyd Gaming Corp., 4.75%, 12/01/2027	$5,840,000	$ 5,810,391
Boyd Gaming Corp., 4.75%, 6/15/2031 (n)	2,410,000	2,365,511
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)	5,750,000	5,505,064
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – continued
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 7/01/2025 (n)	$3,804,000	$ 3,916,979
Caesars Resort Collection LLC/CRC Finco, Inc., 8.125%, 7/01/2027 (n)	4,896,000	5,269,320
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	4,975,000	5,149,125
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	8,061,000	7,854,477
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	6,570,000	6,234,470
International Game Technology PLC, 4.125%, 4/15/2026 (n)	8,715,000	8,736,787
International Game Technology PLC, 6.25%, 1/15/2027 (n)	1,885,000	2,051,304
Marriott Ownership Resorts, Inc., 4.5%, 6/15/2029 (n)	5,680,000	5,572,307
MGM China Holdings Ltd., 5.375%, 5/15/2024 (n)	2,030,000	2,019,850
MGM China Holdings Ltd., 5.875%, 5/15/2026 (n)	3,015,000	3,003,694
MGM China Holdings Ltd., 4.75%, 2/01/2027 (n)	2,091,000	2,002,133
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)	5,895,000	6,160,275
MGM Growth Properties LLC, 5.75%, 2/01/2027	2,150,000	2,375,750
MGM Growth Properties LLC, 3.875%, 2/15/2029 (n)	3,920,000	4,027,800
Penn National Gaming, Inc., 4.125%, 7/01/2029 (n)	4,550,000	4,277,000
Scientific Games Corp., 8.625%, 7/01/2025 (n)	1,420,000	1,505,200
Scientific Games Corp., 8.25%, 3/15/2026 (n)	3,160,000	3,298,250
Scientific Games International, Inc., 7%, 5/15/2028 (n)	4,655,000	4,888,914
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	5,340,000	5,400,075
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	4,870,000	4,821,909
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	9,073,000	9,002,231
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)	3,780,000	3,718,840
Wynn Macau Ltd., 4.875%, 10/01/2024 (n)	2,650,000	2,516,082
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)	3,750,000	3,518,625
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	5,369,000	4,912,635
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	4,765,000	4,631,104
		$130,546,102
Industrial – 1.1%
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)	$1,955,000	$ 1,940,338
APi Escrow Corp., 4.75%, 10/15/2029 (n)	6,790,000	6,671,175
Dycom Industries, Inc., 4.5%, 4/15/2029 (n)	3,875,000	3,794,904
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	8,522,000	8,596,567
		$21,002,984
Insurance - Property & Casualty – 1.2%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	$8,910,000	$ 8,806,466
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	4,350,000	4,043,934
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	1,400,000	1,421,000
Hub International Ltd., 5.625%, 12/01/2029 (n)	5,500,000	5,403,750
19

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – continued
Ryan Specialty Group, 4.375%, 2/01/2030 (n)	$4,713,000	$ 4,689,435
		$24,364,585
Machinery & Tools – 0.7%
Ritchie Bros. Holdings Ltd., 4.75%, 12/15/2031 (n)	$6,310,000	$ 6,355,432
Terex Corp., 5%, 5/15/2029 (n)	7,275,000	7,216,072
		$13,571,504
Medical & Health Technology & Services – 6.4%
180 Medical, Inc., 3.875%, 10/15/2029 (n)	$6,525,000	$ 6,345,562
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)	7,632,000	7,612,920
Catalent, Inc., 3.125%, 2/15/2029 (n)	11,159,000	10,433,665
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)	13,061,000	12,599,947
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	3,340,000	3,540,400
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)	9,330,000	8,884,073
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)	1,455,000	1,448,744
DaVita, Inc., 4.625%, 6/01/2030 (n)	4,565,000	4,441,242
DaVita, Inc., 3.75%, 2/15/2031 (n)	4,159,000	3,820,873
Encompass Health Corp., 5.125%, 3/15/2023	1,701,000	1,698,874
Encompass Health Corp., 5.75%, 9/15/2025	3,565,000	3,600,650
HCA, Inc., 5.875%, 2/15/2026	8,505,000	9,257,778
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	5,727,000	5,858,721
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	10,630,000	10,871,301
Legacy LifePoint Health LLC, 4.375%, 2/15/2027 (n)	1,785,000	1,749,032
MPH Acquisition Holdings LLC, 5.5%, 9/01/2028 (n)	3,565,000	3,423,291
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	3,875,000	4,076,616
Syneos Health, Inc., 3.625%, 1/15/2029 (n)	8,637,000	8,185,976
Tenet Healthcare Corp., 6.125%, 10/01/2028 (n)	7,715,000	7,740,228
U.S. Renal Care, Inc., 10.625%, 7/15/2027 (n)	4,140,000	4,222,800
US Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)	4,165,000	4,185,825
US Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)(w)	1,455,000	1,462,275
		$125,460,793
Medical Equipment – 0.4%
Teleflex, Inc., 4.625%, 11/15/2027	$7,290,000	$ 7,435,800
Metals & Mining – 3.6%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$6,760,000	$ 7,038,850
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)	6,630,000	6,323,363
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	5,400,000	5,657,580
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)	5,200,000	5,199,636
Ero Copper Corp., 6.5%, 2/15/2030 (n)(w)	2,562,000	2,531,615
20

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)	$3,010,000	$ 3,107,825
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	3,728,000	3,961,000
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	6,960,000	7,003,500
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	4,346,000	4,197,497
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	9,714,000	9,318,834
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)	3,885,000	3,690,750
Novelis Corp., 3.25%, 11/15/2026 (n)	2,340,000	2,266,758
Novelis Corp., 4.75%, 1/30/2030 (n)	5,595,000	5,567,025
Novelis Corp., 3.875%, 8/15/2031 (n)	2,807,000	2,643,548
Petra Diamonds US$ Treasury PLC, 10.5% PIK to 12/31/2022, 10.5% PIK/9.75% Cash to 6/30/2023, 9.75% Cash to 3/08/2026 (n)(p)	2,073,185	2,130,197
		$70,637,978
Midstream – 4.3%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$2,576,000	$ 2,633,239
Cheniere Energy Partners LP, 4%, 3/01/2031	7,260,000	7,223,301
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	4,616,000	4,553,638
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	7,956,000	7,856,550
EnLink Midstream Partners LP, 5.625%, 1/15/2028 (n)	3,944,000	4,049,305
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	1,230,000	1,269,975
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	592,000	618,640
EQM Midstream Partners LP, 5.5%, 7/15/2028	11,500,000	11,639,265
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	3,090,000	2,951,012
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	2,411,000	2,314,560
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	6,450,000	6,546,750
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	8,250,000	9,023,437
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031	4,355,000	4,550,975
Targa Resources Partners LP/Targa Resources Finance Corp., 4%, 1/31/2032 (n)	2,310,000	2,299,374
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	4,150,000	4,142,696
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	4,150,000	4,176,936
Western Midstream Operating LP, 5.3%, 2/01/2030	4,895,000	5,103,037
Western Midstream Operation LP, 4.65%, 7/01/2026	1,935,000	2,025,190
Western Midstream Operation LP, 5.5%, 8/15/2048	1,550,000	1,712,750
		$84,690,630
21

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – 0.0%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$815,000	$ 835,375
Network & Telecom – 0.5%
Iliad Holding S.A.S., 7%, 10/15/2028 (n)	$5,482,000	$ 5,573,056
Zayo Group Holdings, Inc., 6.125%, 3/01/2028 (n)	4,315,000	4,070,771
		$9,643,827
Oil Services – 0.2%
Nabors Industries, Inc., 5.75%, 2/01/2025	$955,000	$ 883,375
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)	2,950,000	3,046,258
		$3,929,633
Oils – 0.7%
Parkland Corp., 4.625%, 5/01/2030 (n)	$7,615,000	$ 7,310,400
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	4,265,000	3,384,086
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	3,220,000	2,262,050
		$12,956,536
Personal Computers & Peripherals – 0.5%
NCR Corp., 5%, 10/01/2028 (n)	$7,245,000	$ 7,198,342
NCR Corp., 5.125%, 4/15/2029 (n)	3,460,000	3,452,423
		$10,650,765
Pharmaceuticals – 2.5%
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	$11,395,000	$ 11,614,354
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	11,090,000	9,343,325
Bausch Health Companies, Inc., 5%, 2/15/2029 (n)	3,480,000	2,801,400
Endo Luxembourg Finance Co I S.à r.l., 6.125%, 4/01/2029 (n)	3,225,000	3,064,459
Jazz Securities DAC, 4.375%, 1/15/2029 (n)	8,175,000	8,071,586
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)	5,027,000	4,946,669
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)	5,759,000	5,759,000
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)	3,430,000	3,451,437
		$49,052,230
Pollution Control – 0.8%
GFL Environmental, Inc., 4%, 8/01/2028 (n)	$5,580,000	$ 5,198,718
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)	1,935,000	1,876,950
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)	2,355,000	2,247,353
Stericycle, Inc., 3.875%, 1/15/2029 (n)	6,390,000	6,070,500
		$15,393,521
22

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Precious Metals & Minerals – 0.4%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$5,005,000	$ 4,697,693
Taseko Mines Ltd., 7%, 2/15/2026 (n)	3,730,000	3,781,847
		$8,479,540
Printing & Publishing – 0.4%
Cimpress N.V., 7%, 6/15/2026 (n)	$6,635,000	$ 6,820,316
Railroad & Shipping – 0.2%
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)	$3,984,000	$ 4,123,440
Real Estate - Other – 0.6%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.875%, 10/01/2028 (n)	$7,245,000	$ 7,414,605
XHR LP, REIT, 4.875%, 6/01/2029 (n)	5,320,000	5,216,260
		$12,630,865
Restaurants – 0.2%
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)	$3,880,000	$ 3,770,196
Retailers – 1.1%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)	$3,206,000	$ 3,154,768
Bath & Body Works, Inc., 5.25%, 2/01/2028	12,640,000	13,272,000
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)	5,835,000	5,622,752
		$22,049,520
Specialty Chemicals – 0.3%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$5,595,000	$ 5,692,912
Specialty Stores – 0.9%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$4,922,000	$ 4,710,699
Michael Cos., Inc., 5.25%, 5/01/2028 (n)	3,220,000	3,100,635
Michael Cos., Inc., 7.875%, 5/01/2029 (n)	3,770,000	3,449,550
Penske Automotive Group Co., 3.75%, 6/15/2029	7,423,000	6,987,121
		$18,248,005
Supermarkets – 0.6%
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	$7,175,000	$ 7,343,612
Albertsons Cos. LLC/Safeway, Inc., 3.5%, 3/15/2029 (n)	4,585,000	4,328,974
		$11,672,586
Telecommunications - Wireless – 2.2%
Altice France S.A., 6%, 2/15/2028 (n)	$6,035,000	$ 5,507,843
SBA Communications Corp., 3.875%, 2/15/2027	5,433,000	5,487,330
SBA Communications Corp., 3.125%, 2/01/2029	8,900,000	8,294,355
Sprint Capital Corp., 6.875%, 11/15/2028	7,985,000	9,498,157
Sprint Corp., 7.125%, 6/15/2024	2,590,000	2,823,100
23

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – continued
Sprint Corp., 7.625%, 3/01/2026	$10,670,000	$ 12,217,150
		$43,827,935
Tobacco – 0.3%
Vector Group Ltd., 10.5%, 11/01/2026 (n)	$2,825,000	$ 2,896,755
Vector Group Ltd., 5.75%, 2/01/2029 (n)	3,120,000	2,883,442
		$5,780,197
Utilities - Electric Power – 2.7%
Calpine Corp., 4.5%, 2/15/2028 (n)	$5,840,000	$ 5,708,016
Calpine Corp., 5.125%, 3/15/2028 (n)	7,800,000	7,609,134
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	3,040,000	3,129,163
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)	11,655,000	10,972,833
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	4,473,000	4,604,394
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)	728,000	750,750
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	4,330,000	4,384,125
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	3,325,000	3,366,563
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)	9,040,000	9,153,000
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)	3,240,000	3,256,848
		$52,934,826
Total Bonds (Identified Cost, $1,881,126,107)		$ 1,838,736,527
Common Stocks – 1.0%
Construction – 0.0%
ICA Tenedora S.A. de C.V. (u)	347,563	$ 286,435
Oil Services – 0.0%
LTRI Holdings LP (a)(u)	3,250	$ 934,667
Precious Metals & Minerals – 0.0%
Petra Diamonds Ltd. (a)	298,176	$ 338,660
Special Products & Services – 1.0%
iShares iBoxx $ High Yield Corporate Bond ETF	223,400	$ 18,921,980
Total Common Stocks (Identified Cost, $20,001,416)		$ 20,481,742

	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a)(u) (Identified Cost, $0)	GBP 1.14	3/16/21	62,563	$ 10,075

24

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 4.5%
Money Market Funds – 4.5%
MFS Institutional Money Market Portfolio, 0.06% (v) (Identified Cost, $88,966,963)	88,969,191	$ 88,969,191

Other Assets, Less Liabilities – 1.1%		20,822,993
Net Assets – 100.0%		$1,969,020,528

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $88,969,191 and $1,859,228,344, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,558,174,604, representing 79.1% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Paysafe Finance PLC, 4%, 6/15/2029	6/10/21-9/09/21	$5,665,759	$5,140,944
% of Net assets			0.3%
25

Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
Derivative Contracts at 1/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	2,153,871	EUR	1,890,322	JPMorgan Chase Bank N.A.	4/08/2022	$26,878

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	503	$64,368,281	March – 2022	$528,681
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	183	$28,479,375	March – 2022	$(449,768)
U.S. Treasury Ultra Bond	Long	USD	30	5,668,125	March – 2022	(95,737)
						$(545,505)
At January 31, 2022, the fund had cash collateral of $345,075 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
26

Financial Statements
Statement of Assets and Liabilities
At 1/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,901,127,523)	$1,859,228,344
Investments in affiliated issuers, at value (identified cost, $88,966,963)	88,969,191
Cash	2,938,137
Deposits with brokers for
Futures contracts	345,075
Receivables for
Forward foreign currency exchange contracts	26,878
Investments sold	7,058,724
Fund shares sold	2,197,038
Interest and dividends	25,503,270
Other assets	5,929
Total assets	$1,986,272,586
Liabilities
Payables for
Distributions	$238,121
Net daily variation margin on open futures contracts	48,546
Investments purchased	9,982,024
Fund shares reacquired	2,310,883
When-issued investments purchased	4,038,219
Payable to affiliates
Investment adviser	94,764
Administrative services fee	2,928
Shareholder servicing costs	343,382
Distribution and service fees	21,282
Program manager fees	29
Payable for independent Trustees' compensation	2,578
Accrued expenses and other liabilities	169,302
Total liabilities	$17,252,058
Net assets	$1,969,020,528
Net assets consist of
Paid-in capital	$2,097,958,631
Total distributable earnings (loss)	(128,938,103)
Net assets	$1,969,020,528
Shares of beneficial interest outstanding	595,778,847
27

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$679,622,311	205,523,140	$3.31
Class B	4,729,338	1,428,220	3.31
Class C	16,636,392	5,016,602	3.32
Class I	208,682,036	63,282,955	3.30
Class R1	945,534	285,745	3.31
Class R2	2,029,370	617,016	3.29
Class R3	2,574,374	779,937	3.30
Class R4	371,019	112,151	3.31
Class R6	1,048,136,813	317,130,885	3.31
Class 529A	4,802,295	1,453,810	3.30
Class 529B	68,842	20,801	3.31
Class 529C	422,204	127,585	3.31

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.46 [100 / 95.75 x $3.31] and $3.45 [100 / 95.75 x $3.30], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
See Notes to Financial Statements
28

Financial Statements
Statement of Operations
Year ended 1/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$93,773,293
Dividends	1,659,170
Other	758,371
Dividends from affiliated issuers	34,488
Foreign taxes withheld	(19,404)
Total investment income	$96,205,918
Expenses
Management fee	$9,143,591
Distribution and service fees	1,986,455
Shareholder servicing costs	1,881,685
Program manager fees	2,648
Administrative services fee	273,154
Independent Trustees' compensation	30,739
Custodian fee	118,468
Shareholder communications	127,940
Audit and tax fees	90,317
Legal fees	10,560
Miscellaneous	237,921
Total expenses	$13,903,478
Fees paid indirectly	(290)
Reduction of expenses by investment adviser and distributor	(264,601)
Net expenses	$13,638,587
Net investment income (loss)	$82,567,331
29

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$35,712,024
Futures contracts	(27,315)
Forward foreign currency exchange contracts	102,241
Foreign currency	(1,181)
Net realized gain (loss)	$35,785,769
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(104,080,634)
Futures contracts	(16,824)
Forward foreign currency exchange contracts	26,878
Translation of assets and liabilities in foreign currencies	(464)
Net unrealized gain (loss)	$(104,071,044)
Net realized and unrealized gain (loss)	$(68,285,275)
Change in net assets from operations	$14,282,056
See Notes to Financial Statements
30

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	1/31/22	1/31/21
Change in net assets
From operations
Net investment income (loss)	$82,567,331	$79,439,365
Net realized gain (loss)	35,785,769	(17,386,319)
Net unrealized gain (loss)	(104,071,044)	25,278,834
Change in net assets from operations	$14,282,056	$87,331,880
Total distributions to shareholders	$(91,361,732)	$(83,828,177)
Change in net assets from fund share transactions	$40,915,210	$297,023,685
Total change in net assets	$(36,164,466)	$300,527,388
Net assets
At beginning of period	2,005,184,994	1,704,657,606
At end of period	$1,969,020,528	$2,005,184,994
See Notes to Financial Statements
31

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.44	$3.44	$3.30	$3.44	$3.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.14	$0.15	$0.15	$0.16
Net realized and unrealized gain (loss)	(0.11)	0.01	0.15	(0.13)	0.02
Total from investment operations	$0.02	$0.15	$0.30	$0.02	$0.18
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.16)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$3.31	$3.44	$3.44	$3.30	$3.44
Total return (%) (r)(s)(t)(x)	0.48	4.71	9.24	0.68	5.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.93	0.94	0.94	0.96
Expenses after expense reductions (f)	0.89	0.91	0.92	0.92	0.94
Net investment income (loss)	3.88	4.34	4.46	4.67	4.52
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$679,622	$612,075	$552,035	$489,120	$477,817
See Notes to Financial Statements
32

Financial Highlights – continued
Class B	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.44	$3.45	$3.30	$3.44	$3.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.12	$0.13	$0.13	$0.13
Net realized and unrealized gain (loss)	(0.12)	0.00(w)	0.15	(0.13)	0.02
Total from investment operations	$(0.01)	$0.12	$0.28	$0.00(w)	$0.15
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.13)	$(0.14)	$(0.14)
Net asset value, end of period (x)	$3.31	$3.44	$3.45	$3.30	$3.44
Total return (%) (r)(s)(t)(x)	(0.28)	3.62	8.74	(0.07)	4.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.68	1.69	1.69	1.71
Expenses after expense reductions (f)	1.64	1.67	1.68	1.68	1.70
Net investment income (loss)	3.15	3.63	3.72	3.91	3.77
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$4,729	$6,914	$10,650	$13,361	$18,329

Class C	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.45	$3.45	$3.31	$3.44	$3.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.12	$0.13	$0.13	$0.13
Net realized and unrealized gain (loss)	(0.12)	0.01	0.14	(0.12)	0.02
Total from investment operations	$(0.01)	$0.13	$0.27	$0.01	$0.15
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.13)	$(0.14)	$(0.14)
Net asset value, end of period (x)	$3.32	$3.45	$3.45	$3.31	$3.44
Total return (%) (r)(s)(t)(x)	(0.27)	3.93	8.42	0.23	4.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.68	1.69	1.69	1.70
Expenses after expense reductions (f)	1.64	1.67	1.68	1.68	1.70
Net investment income (loss)	3.15	3.61	3.72	3.91	3.77
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$16,636	$21,918	$27,415	$31,793	$57,509
See Notes to Financial Statements
33

Financial Highlights – continued
Class I	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.43	$3.43	$3.29	$3.43	$3.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.15	$0.16	$0.16	$0.16
Net realized and unrealized gain (loss)	(0.11)	0.01	0.15	(0.13)	0.02
Total from investment operations	$0.03	$0.16	$0.31	$0.03	$0.18
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.17)	$(0.17)	$(0.17)
Net asset value, end of period (x)	$3.30	$3.43	$3.43	$3.29	$3.43
Total return (%) (r)(s)(t)(x)	0.71	4.97	9.52	0.92	5.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.68	0.69	0.69	0.70
Expenses after expense reductions (f)	0.64	0.66	0.68	0.68	0.69
Net investment income (loss)	4.13	4.55	4.67	4.90	4.77
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$208,682	$216,905	$147,591	$89,637	$111,450

Class R1	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.44	$3.44	$3.30	$3.44	$3.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.12	$0.13	$0.13	$0.13
Net realized and unrealized gain (loss)	(0.12)	0.01	0.14	(0.13)	0.02
Total from investment operations	$(0.01)	$0.13	$0.27	$0.00(w)	$0.15
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.13)	$(0.14)	$(0.14)
Net asset value, end of period (x)	$3.31	$3.44	$3.44	$3.30	$3.44
Total return (%) (r)(s)(t)(x)	(0.28)	3.92	8.43	(0.07)	4.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.68	1.69	1.69	1.70
Expenses after expense reductions (f)	1.64	1.67	1.68	1.68	1.70
Net investment income (loss)	3.14	3.60	3.71	3.92	3.76
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$946	$957	$963	$867	$1,029
See Notes to Financial Statements
34

Financial Highlights – continued
Class R2	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.43	$3.44	$3.30	$3.43	$3.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.14	$0.14	$0.15	$0.15
Net realized and unrealized gain (loss)	(0.13)	(0.01)	0.15	(0.13)	0.02
Total from investment operations	$0.00	$0.13	$0.29	$0.02	$0.17
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.15)	$(0.15)	$(0.16)
Net asset value, end of period (x)	$3.29	$3.43	$3.44	$3.30	$3.43
Total return (%) (r)(s)(t)(x)	(0.09)	4.14	8.96	0.72	4.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.18	1.19	1.19	1.21
Expenses after expense reductions (f)	1.15	1.17	1.18	1.18	1.20
Net investment income (loss)	3.67	4.10	4.21	4.42	4.27
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$2,029	$13,943	$15,270	$14,618	$15,702

Class R3	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.43	$3.44	$3.30	$3.43	$3.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.14	$0.15	$0.15	$0.16
Net realized and unrealized gain (loss)	(0.11)	0.00(w)	0.15	(0.12)	0.01
Total from investment operations	$0.02	$0.14	$0.30	$0.03	$0.17
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.16)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$3.30	$3.43	$3.44	$3.30	$3.43
Total return (%) (r)(s)(t)(x)	0.46	4.40	9.23	0.98	5.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.93	0.94	0.94	0.96
Expenses after expense reductions (f)	0.89	0.92	0.93	0.93	0.95
Net investment income (loss)	3.90	4.31	4.47	4.66	4.54
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$2,574	$2,929	$2,255	$2,193	$3,111
See Notes to Financial Statements
35

Financial Highlights – continued
Class R4	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.44	$3.44	$3.30	$3.43	$3.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.15	$0.16	$0.16	$0.16
Net realized and unrealized gain (loss)	(0.11)	0.01	0.15	(0.12)	0.02
Total from investment operations	$0.03	$0.16	$0.31	$0.04	$0.18
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.17)	$(0.17)	$(0.17)
Net asset value, end of period (x)	$3.31	$3.44	$3.44	$3.30	$3.43
Total return (%) (r)(s)(t)(x)	0.72	4.97	9.51	1.23	5.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.68	0.69	0.69	0.71
Expenses after expense reductions (f)	0.64	0.67	0.68	0.68	0.70
Net investment income (loss)	4.15	4.63	4.68	4.91	4.78
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$371	$555	$796	$447	$312

Class R6	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.44	$3.44	$3.30	$3.43	$3.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.16	$0.16	$0.17	$0.17
Net realized and unrealized gain (loss)	(0.12)	0.00(w)	0.15	(0.13)	0.02
Total from investment operations	$0.03	$0.16	$0.31	$0.04	$0.19
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.17)	$(0.17)	$(0.18)
Net asset value, end of period (x)	$3.31	$3.44	$3.44	$3.30	$3.43
Total return (%) (r)(s)(t)(x)	0.84	5.08	9.63	1.33	5.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.57	0.58	0.58	0.60
Expenses after expense reductions (f)	0.53	0.56	0.57	0.57	0.59
Net investment income (loss)	4.25	4.69	4.82	5.02	4.87
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$1,048,137	$1,123,867	$942,482	$829,451	$886,418
See Notes to Financial Statements
36

Financial Highlights – continued
Class 529A	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.43	$3.44	$3.30	$3.43	$3.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.14	$0.15	$0.15	$0.15
Net realized and unrealized gain (loss)	(0.11)	0.00(w)	0.15	(0.12)	0.02
Total from investment operations	$0.02	$0.14	$0.30	$0.03	$0.17
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.16)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$3.30	$3.43	$3.44	$3.30	$3.43
Total return (%) (r)(s)(t)(x)	0.44	4.37	9.19	0.93	5.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.98	0.99	0.99	1.05
Expenses after expense reductions (f)	0.91	0.95	0.97	0.97	0.99
Net investment income (loss)	3.86	4.31	4.42	4.62	4.47
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$4,802	$4,489	$3,922	$3,796	$3,816

Class 529B	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.44	$3.44	$3.30	$3.43	$3.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.12	$0.12	$0.13	$0.13
Net realized and unrealized gain (loss)	(0.12)	0.01	0.15	(0.13)	0.02
Total from investment operations	$(0.01)	$0.13	$0.27	$0.00(w)	$0.15
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.13)	$(0.13)	$(0.14)
Net asset value, end of period (x)	$3.31	$3.44	$3.44	$3.30	$3.43
Total return (%) (r)(s)(t)(x)	(0.33)	3.87	8.38	0.17	4.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.73	1.74	1.74	1.80
Expenses after expense reductions (f)	1.69	1.72	1.73	1.73	1.75
Net investment income (loss)	3.10	3.59	3.67	3.86	3.72
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$69	$103	$210	$259	$301
See Notes to Financial Statements
37

Financial Highlights – continued
Class 529C	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$3.44	$3.45	$3.30	$3.44	$3.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.12	$0.12	$0.13	$0.13
Net realized and unrealized gain (loss)	(0.12)	0.00(w)	0.16	(0.14)	0.02
Total from investment operations	$(0.01)	$0.12	$0.28	$(0.01)	$0.15
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.13)	$(0.13)	$(0.14)
Net asset value, end of period (x)	$3.31	$3.44	$3.45	$3.30	$3.44
Total return (%) (r)(s)(t)(x)	(0.33)	3.57	8.69	(0.12)	4.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.73	1.74	1.74	1.80
Expenses after expense reductions (f)	1.68	1.72	1.73	1.73	1.74
Net investment income (loss)	3.09	3.58	3.66	3.86	3.72
Portfolio turnover	64	50	58	44	54
Net assets at end of period (000 omitted)	$422	$529	$1,068	$1,003	$1,221

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
38

Notes to Financial Statements
(1) Business and Organization
MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less
39

Notes to Financial Statements  - continued
may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
40

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$18,921,980	$—	$934,667	$19,856,647
United Kingdom	—	338,660	10,075	348,735
Mexico	—	—	286,435	286,435
Municipal Bonds	—	835,375	—	835,375
U.S. Corporate Bonds	—	1,587,154,074	—	1,587,154,074
Asset-Backed Securities (including CDOs)	—	329	—	329
Foreign Bonds	—	250,746,749	—	250,746,749
Mutual Funds	88,969,191	—	—	88,969,191
Total	$107,891,171	$1,839,075,187	$1,231,177	$1,948,197,535
Other Financial Instruments
Futures Contracts – Assets	$528,681	$—	$—	$528,681
Futures Contracts – Liabilities	(545,505)	—	—	(545,505)
Forward Foreign Currency Exchange Contracts – Assets	—	26,878	—	26,878
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 1/31/21	$918,190
Change in unrealized appreciation or depreciation	16,477
Transfers into level 3	286,435
Received as part of a corporate action	10,075
Balance as of 1/31/22	$1,231,177
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Notes to Financial Statements  - continued
The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2022 is $16,477. At January 31, 2022, the fund held three level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$528,681	$(545,505)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	26,878	—
Total		$555,559	$(545,505)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
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Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(27,315)	$ —
Foreign Exchange	—	102,241
Total	$(27,315)	$102,241
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(16,824)	$ —
Foreign Exchange	—	26,878
Total	$(16,824)	$26,878
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or
43

Notes to Financial Statements  - continued
delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of
44

Notes to Financial Statements  - continued
foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Loans and Other Direct Debt Instruments — The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
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Notes to Financial Statements  - continued
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities.
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Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 1/31/22	Year ended 1/31/21
Ordinary income (including any short-term capital gains)	$91,361,732	$83,828,177
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 1/31/22
Cost of investments	$1,998,923,429
Gross appreciation	15,007,525
Gross depreciation	(65,723,365)
Net unrealized appreciation (depreciation)	$ (50,715,840)
Undistributed ordinary income	7,115,644
Capital loss carryforwards	(77,851,860)
Other temporary differences	(7,486,047)
Total distributable earnings (loss)	$ (128,938,103)
As of January 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(2,143,821)
Long-Term	(75,708,039)
Total	$(77,851,860)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C shares will convert to Class 529A shares approximately eight years after purchase. On December 29, 2021, the fund announced that effective on or about
47

Notes to Financial Statements  - continued
March 21, 2022, all Class 529B and Class 529C shares will be converted into Class 529A shares. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 1/31/22	Year ended 1/31/21
Class A	$28,548,357	$25,440,770
Class B	207,604	314,825
Class C	700,011	963,522
Class I	10,144,994	8,334,098
Class R1	33,226	37,549
Class R2	389,066	597,974
Class R3	113,734	115,938
Class R4	22,341	31,101
Class R6	50,979,300	47,780,591
Class 529A	202,875	173,614
Class 529B	2,877	4,596
Class 529C	17,347	33,599
Total	$91,361,732	$83,828,177
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1.4 billion	0.46%
In excess of $1.4 billion and up to $3 billion	0.44%
In excess of $3 billion	0.42%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended January 31, 2022, this management fee reduction amounted to $260,097, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2022 was equivalent to an annual effective rate of 0.44% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $41,649 and $573 for the year ended January 31, 2022, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
48

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,649,329
Class B	0.75%	0.25%	1.00%	1.00%	58,358
Class C	0.75%	0.25%	1.00%	1.00%	196,465
Class R1	0.75%	0.25%	1.00%	1.00%	9,291
Class R2	0.25%	0.25%	0.50%	0.50%	48,883
Class R3	—	0.25%	0.25%	0.25%	6,572
Class 529A	—	0.25%	0.25%	0.23%	11,800
Class 529B	0.75%	0.25%	1.00%	1.00%	820
Class 529C	0.75%	0.25%	1.00%	1.00%	4,937
Total Distribution and Service Fees					$1,986,455
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended January 31, 2022, this rebate amounted to $3,394, $7, $22, $2, $1,064, and $15, for Class A, Class B, Class C, Class R2, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2022, were as follows:
Amount
Class A	$26,724
Class B	6,075
Class C	3,663
Class 529B	312
Class 529C	5
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the
49

Notes to Financial Statements  - continued
program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended January 31, 2022, were as follows:
Fee
Class 529A	$2,360
Class 529B	41
Class 529C	247
Total Program Manager Fees	$2,648
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended January 31, 2022, the fee was $200,210, which equated to 0.0099% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,098,855.
Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the period from February 1, 2021 through September 29, 2021, these costs for the fund amounted to $582,620 and are included in “Shareholder servicing costs” in the Statement of Operations. Effective September 30, 2021, the Special Servicing Agreement terminated and the fund no longer participates in the agreement.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2022 was equivalent to an annual effective rate of 0.0136% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent
50

Notes to Financial Statements  - continued
Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,263 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2022. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $2,562 at January 31, 2022, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended January 31, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $12,436,993. The sales transactions resulted in net realized gains (losses) of $(43,962).
(4) Portfolio Securities
For the year ended January 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $1,240,477,893 and $1,238,058,075, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 1/31/22		Year ended 1/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	45,185,518	$154,955,988	44,305,985	$147,128,591
Class B	36,268	123,975	81,689	276,587
Class C	836,879	2,885,635	2,092,906	6,842,670
Class I	23,312,134	79,800,708	47,861,501	156,515,241
Class R1	49,118	168,248	41,573	135,138
Class R2	702,264	2,410,270	1,014,169	3,366,378
Class R3	92,416	315,693	354,130	1,183,039
Class R4	48,503	166,368	16,255	54,188
Class R6	37,555,560	128,768,874	68,754,292	228,245,149
Class 529A	346,062	1,186,679	375,299	1,248,814
Class 529B	5,453	18,829	68	225
Class 529C	25,821	88,552	25,252	84,707
	108,195,996	$370,889,819	164,923,119	$545,080,727
51

Notes to Financial Statements  - continued
	Year ended 1/31/22		Year ended 1/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	8,093,030	$27,669,970	7,360,405	$24,403,540
Class B	57,744	197,920	89,727	296,838
Class C	194,891	668,754	269,502	894,369
Class I	2,462,678	8,401,089	2,081,298	6,906,666
Class R1	9,675	33,122	11,331	37,549
Class R2	112,453	386,037	180,090	595,856
Class R3	33,235	113,486	34,902	115,887
Class R4	6,518	22,341	9,404	31,101
Class R6	14,826,438	50,682,925	14,249,484	47,246,575
Class 529A	58,768	200,643	51,961	172,239
Class 529B	820	2,808	1,355	4,482
Class 529C	5,016	17,177	9,911	32,706
	25,861,266	$88,396,272	24,349,370	$80,737,808
Shares reacquired
Class A	(25,818,531)	$(88,456,841)	(33,967,962)	$(111,567,123)
Class B	(674,723)	(2,313,771)	(1,252,703)	(4,119,564)
Class C	(2,373,571)	(8,157,319)	(3,946,351)	(13,123,053)
Class I	(25,770,254)	(87,960,422)	(29,646,666)	(96,958,410)
Class R1	(51,357)	(175,939)	(54,277)	(178,859)
Class R2	(4,257,607)	(14,705,690)	(1,574,310)	(5,198,451)
Class R3	(199,219)	(683,231)	(191,813)	(648,542)
Class R4	(104,348)	(357,514)	(95,291)	(306,597)
Class R6	(62,376,654)	(214,427,243)	(29,787,231)	(95,118,507)
Class 529A	(258,497)	(884,688)	(260,331)	(837,927)
Class 529B	(15,370)	(52,866)	(32,485)	(97,454)
Class 529C	(57,085)	(195,357)	(191,377)	(640,363)
	(121,957,216)	$(418,370,881)	(101,000,797)	$(328,794,850)
52

Notes to Financial Statements  - continued
	Year ended 1/31/22		Year ended 1/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	27,460,017	$94,169,117	17,698,428	$59,965,008
Class B	(580,711)	(1,991,876)	(1,081,287)	(3,546,139)
Class C	(1,341,801)	(4,602,930)	(1,583,943)	(5,386,014)
Class I	4,558	241,375	20,296,133	66,463,497
Class R1	7,436	25,431	(1,373)	(6,172)
Class R2	(3,442,890)	(11,909,383)	(380,051)	(1,236,217)
Class R3	(73,568)	(254,052)	197,219	650,384
Class R4	(49,327)	(168,805)	(69,632)	(221,308)
Class R6	(9,994,656)	(34,975,444)	53,216,545	180,373,217
Class 529A	146,333	502,634	166,929	583,126
Class 529B	(9,097)	(31,229)	(31,062)	(92,747)
Class 529C	(26,248)	(89,628)	(156,214)	(522,950)
	12,100,046	$40,915,210	88,271,692	$297,023,685
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. On December 29, 2021, the fund announced the termination of the fund's Class 529A, Class 529B, and Class 529C shares effective on or about June 9, 2022. In connection with the termination, all sales of Class 529B and Class 529C shares will be suspended effective after the close of business on or about March 18, 2022, and Class 529B and Class 529C shares will be converted into Class 529A shares of the fund effective on or about March 21, 2022. In addition, effective after the close of business on or about May 13, 2022, all sales and redemptions of Class 529A shares will be suspended in anticipation of a complete redemption of Class 529A shares on or about May 20, 2022. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime Income Fund were the owners of record of approximately 15%, 14%, 9%, 2%, 1%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2045 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to
53

Notes to Financial Statements  - continued
the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2022, the fund’s commitment fee and interest expense were $7,782 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$70,252,493	$529,289,722	$510,573,024	$—	$—	$88,969,191

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$34,488	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this
54

Notes to Financial Statements  - continued
could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10) Subsequent Event
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
55

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust III and the Shareholders of
MFS High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS High Income Fund (the “Fund”), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
56

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 18, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
57

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of March 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
58

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
59

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	135	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
60

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
David Cole Michael Skatrud
61

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
62

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
63

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
64

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
January 31, 2022
MFS®  High Yield Pooled Portfolio
HYP-ANN

MFS® High Yield Pooled Portfolio

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
As a result of Russia’s invasion of Ukraine, the danger of wider geopolitical conflict has risen to levels not seen in decades, and this comes as sanctions aimed at countering Russia’s actions are exacerbating already mounting inflation. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. This has in turn led to increased volatility.
There are, however, encouraging signs for the markets. The Omicron wave of the coronavirus is receding outside Asia, unemployment is low, and there are signs that some global supply chain bottlenecks are beginning to ease, though events in Ukraine could hamper these advances. Additionally, easier Chinese monetary policy and the record pace of corporate stock buybacks are supportive elements, albeit amid an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
March 18, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Cable TV	7.5%
Gaming & Lodging	6.9%
Medical & Health Technology & Services	6.6%
Midstream	4.5%
Consumer Services	3.9%
Composition including fixed income credit quality (a)(i)
BBB	0.5%
BB	44.0%
B	38.7%
CCC	13.7%
CC	0.1%
C (o)	0.0%
Not Rated	(1.4)%
Non-Fixed Income	0.8%
Cash & Cash Equivalents	2.0%
Other	1.6%
Portfolio facts (i)
Average Duration (d)	4.0
Average Effective Maturity (m)	5.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
2

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of January 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended January 31, 2022, shares of the MFS High Yield Pooled Portfolio (fund) provided a total return of 1.39%, at net asset value. This compares with a return of 2.05% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit seemingly milder strains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative monetary environment to a significantly more restrictive one ahead, which resulted in a rise in market volatility. Indeed, several central banks in emerging markets have already tightened policy, as has the Bank of England, while the US Federal Reserve signaled it intends to tighten policy soon. The European Central Bank, which had been expected to move slowly toward tighter policy, has indicated it, too, may need to dial back accommodation in coming months. However, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. As a result of the shifting monetary backdrop, sovereign bond yields moved higher during the period, but remain quite low relative to history.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations. Geopolitical tensions ramped up during the period with Russia amassing troops along its border with Ukraine and Chinese forces repeatedly entering airspace claimed by Taiwan.
An increase in market volatility saw speculative activity abate somewhat as “meme” stocks and cryptocurrencies came under pressure near the end of the period.
Detractors from Performance
Relative to the Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index, the fund's underweight allocation to “B” and “CCC” rated(r) bonds within the energy sector detracted from performance. The fund's out-of-benchmark exposure to non-rated issuers also hindered relative returns.
Security selection in “CCC” rated bonds, particularly within the technology sector, and in “B” and “BB” rated bonds, notably within both the consumer cyclicals and basic industry sectors, weakened relative results.
4

Management Review - continued
Top individual detractors during the reporting period included the fund’s underweight position in Kraft Heinz Company(h) (consumer non-cyclical) and its overweight position in Virgin Media (communications).
Contributors to Performance
On the positive side, the fund's shorter average duration(d) stance, relative to the benchmark, contributed to performance as interest rates generally appreciated over the reporting period.
The fund's overweight allocation to the “CCC” credit quality segment, overall, and security selection in both the communications and energy sectors, also benefited relative performance.
The top individual contributor for the reporting period was the fund’s overweight exposure to PBF Holding (energy).
Respectfully,
Portfolio Manager(s)
David Cole and Michael Skatrud
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 1/31/22
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 1/31/22
Average annual without sales charge
Fund Inception Date	1-yr	5-yr	Life (t)
3/25/13	1.39%	4.93%	5.02%
Comparative benchmark(s)

Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index (f)	2.05%	5.39%	5.31%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
August 1, 2021 through January 31, 2022
As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2021 through January 31, 2022.
Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratio	Beginning Account Value 8/01/21	Ending Account Value 1/31/22	Expenses Paid During Period (p) 8/01/21-1/31/22
Actual	0.02%	$1,000.00	$982.44	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
8

Portfolio of Investments
1/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 95.9%
Aerospace & Defense – 2.3%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$2,300,000	$ 2,328,750
Bombardier, Inc., 7.125%, 6/15/2026 (n)		2,292,000	2,329,245
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		3,150,000	3,106,089
Moog, Inc., 4.25%, 12/15/2027 (n)		4,430,000	4,445,726
TransDigm, Inc., 6.25%, 3/15/2026 (n)		3,472,000	3,584,840
TransDigm, Inc., 6.375%, 6/15/2026		2,775,000	2,823,563
TransDigm, Inc., 5.5%, 11/15/2027		2,015,000	2,025,075
TransDigm, Inc., 4.625%, 1/15/2029		2,196,000	2,085,453
			$22,728,741
Automotive – 2.6%
Clarios Global LP/Clarios US Finance Cois, 8.5%, 5/15/2027 (n)		$4,775,000	$ 4,992,644
Dana, Inc., 5.375%, 11/15/2027		2,121,000	2,192,584
Dana, Inc., 5.625%, 6/15/2028		516,000	536,640
Dana, Inc., 4.25%, 9/01/2030		1,495,000	1,448,281
Dornoch Debt Merger Sub Inc., 6.625%, 10/15/2029 (n)		2,050,000	1,980,813
Ford Motor Co., 5.113%, 5/03/2029		2,255,000	2,413,526
Ford Motor Co., 4.75%, 1/15/2043		2,520,000	2,575,541
Ford Motor Credit Co. LLC, 4.134%, 8/04/2025		2,005,000	2,050,814
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)		3,360,000	3,448,234
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		2,175,000	2,129,934
Wheel Pros, Inc., 6.5%, 5/15/2029 (n)		2,005,000	1,864,650
			$25,633,661
Broadcasting – 2.9%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)		$3,040,000	$ 3,017,200
Gray Escrow II, Inc., 5.375%, 11/15/2031 (n)		5,005,000	4,934,905
iHeartCommunications, Inc., 8.375%, 5/01/2027		2,795,000	2,923,193
Scripps Escrow II, Inc., 5.875%, 7/15/2027 (n)		3,385,000	3,452,700
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		2,545,000	2,491,555
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	923,579	1,097,003
Univision Communications, Inc., 4.5%, 5/01/2029 (n)		$5,835,000	5,779,218
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		5,559,000	5,304,342
			$29,000,116
Brokerage & Asset Managers – 1.6%
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		$2,025,000	$ 2,065,419
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		4,280,000	4,349,165
LPL Holdings, Inc., 4%, 3/15/2029 (n)		3,146,000	3,053,319
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)		1,955,000	1,916,037
9

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – continued
NFP Corp., 4.875%, 8/15/2028 (n)	$2,555,000	$ 2,496,107
NFP Corp., 6.875%, 8/15/2028 (n)	2,010,000	1,912,012
		$15,792,059
Building – 3.7%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	$6,720,000	$ 6,577,536
Foundation Building Materials LLC, 6%, 3/01/2029 (n)	125,000	120,649
GYP Holding III Corp., 4.625%, 5/01/2029 (n)	3,965,000	3,851,006
Interface, Inc., 5.5%, 12/01/2028 (n)	3,400,000	3,493,500
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)	1,855,000	1,838,175
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)	2,000,000	2,000,000
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)	1,713,000	1,802,933
Park River Holdings, Inc., 5.625%, 2/01/2029 (n)	1,055,000	962,688
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	3,305,000	3,470,250
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)	3,130,000	3,213,884
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)	3,070,000	3,008,600
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	3,443,000	3,288,065
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	830,000	759,367
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)	2,370,000	2,431,667
		$36,818,320
Business Services – 2.3%
Austin BidCo, Inc., 7.125%, 12/15/2028 (n)	$1,905,000	$ 1,933,575
HealthEquity, Inc., 4.5%, 10/01/2029 (n)	3,065,000	2,996,038
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)	1,980,000	2,008,829
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	2,785,000	2,793,313
Nielsen Finance LLC, 4.5%, 7/15/2029 (n)	3,335,000	3,109,887
Paysafe Finance PLC, 4%, 6/15/2029 (z)	3,075,000	2,773,404
Switch Ltd., 3.75%, 9/15/2028 (n)	3,819,000	3,642,868
Switch Ltd., 4.125%, 6/15/2029 (n)	1,140,000	1,110,337
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	2,430,000	2,551,962
		$22,920,213
Cable TV – 7.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	$7,275,000	$ 7,218,946
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	2,945,000	2,871,375
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)	5,165,000	4,927,307
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)	2,640,000	2,442,660
CSC Holdings LLC, 5.375%, 2/01/2028 (n)	1,500,000	1,504,410
CSC Holdings LLC, 5.75%, 1/15/2030 (n)	4,790,000	4,513,521
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	$5,080,000	$ 4,649,165
DISH DBS Corp., 7.75%, 7/01/2026	1,305,000	1,342,989
DISH DBS Corp., 5.25%, 12/01/2026 (n)	2,510,000	2,434,700
DISH DBS Corp., 5.125%, 6/01/2029	2,110,000	1,840,975
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)	2,115,000	922,669
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(n)	1,635,000	721,853
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	2,919,000	3,028,404
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)	930,000	912,051
Sirius XM Holdings, Inc., 3.875%, 9/01/2031 (n)	3,845,000	3,556,625
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)	3,327,000	3,218,872
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	6,460,000	6,704,091
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	5,200,000	5,304,000
Videotron Ltd., 5.125%, 4/15/2027 (n)	2,985,000	3,051,028
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	3,840,000	3,619,584
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)	4,590,000	4,326,075
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	5,100,000	4,838,038
		$73,949,338
Chemicals – 2.5%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$2,624,000	$ 2,695,839
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	3,855,000	3,551,419
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)	3,144,000	2,956,209
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	3,904,000	3,747,840
Herens Holdco S.à r.l., 4.75%, 5/15/2028 (n)	2,795,000	2,668,694
Ingevity Corp., 3.875%, 11/01/2028 (n)	3,912,000	3,703,490
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)	2,050,000	2,009,000
S.P.C.M. S.A., 3.125%, 3/15/2027 (n)	945,000	902,475
S.P.C.M. S.A., 3.375%, 3/15/2030 (n)	3,325,000	3,121,011
		$25,355,977
Computer Software – 1.2%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$1,855,000	$ 1,883,011
Clarivate Science Holdings Corp., 3.875%, 7/01/2028 (n)	745,000	710,693
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	3,585,000	3,414,712
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)	1,990,000	1,985,025
PTC, Inc., 3.625%, 2/15/2025 (n)	2,230,000	2,238,362
PTC, Inc., 4%, 2/15/2028 (n)	2,090,000	2,071,472
		$12,303,275
Computer Software - Systems – 1.5%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	$5,306,000	$ 5,674,316
Fair Isaac Corp., 4%, 6/15/2028 (n)	1,066,000	1,055,340
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	4,040,000	4,172,189
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Computer Software - Systems – continued
Viavi Solutions, Inc., 3.75%, 10/01/2029 (n)	$3,835,000	$ 3,719,950
		$14,621,795
Conglomerates – 3.1%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$4,195,000	$ 4,303,860
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	938,000	925,102
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)	5,109,000	5,032,365
Gates Global LLC, 6.25%, 1/15/2026 (n)	2,615,000	2,701,295
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	2,330,000	2,493,100
Griffon Corp., 5.75%, 3/01/2028	2,992,000	2,989,068
Madison IAQ LLC, 5.875%, 6/30/2029 (n)	2,725,000	2,518,459
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	2,985,000	3,115,594
TriMas Corp., 4.125%, 4/15/2029 (n)	7,048,000	6,907,040
		$30,985,883
Construction – 1.3%
Empire Communities Corp., 7%, 12/15/2025 (n)	$2,250,000	$ 2,288,970
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	1,260,000	1,282,214
Mattamy Group Corp., 4.625%, 3/01/2030 (n)	2,520,000	2,484,544
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (n)	2,650,000	2,822,250
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)	1,675,000	1,736,070
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)	2,921,000	2,873,008
		$13,487,056
Consumer Products – 1.2%
Mattel, Inc., 3.375%, 4/01/2026 (n)	$2,670,000	$ 2,658,652
Mattel, Inc., 5.875%, 12/15/2027 (n)	1,485,000	1,577,812
Mattel, Inc., 5.45%, 11/01/2041	975,000	1,092,000
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)	2,480,000	2,498,600
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)	1,435,000	1,302,263
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)	2,560,000	2,380,800
		$11,510,127
Consumer Services – 3.9%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)	$925,000	$ 949,850
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	3,000,000	3,165,000
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)	1,480,000	1,402,899
ANGI Group LLC, 3.875%, 8/15/2028 (n)	3,536,000	3,236,890
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)	2,905,000	2,821,481
GoDaddy, Inc., 3.5%, 3/01/2029 (n)	5,411,000	5,046,190
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	2,322,000	2,440,422
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)	245,000	224,501
Match Group, Inc., 5%, 12/15/2027 (n)	2,465,000	2,535,869
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
Match Group, Inc., 4.625%, 6/01/2028 (n)	$3,815,000	$ 3,767,313
Match Group, Inc., 4.125%, 8/01/2030 (n)	1,030,000	988,800
Realogy Group LLC/Realogy Co-Issuer Corp., 9.375%, 4/01/2027 (n)	2,340,000	2,533,518
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)	1,530,000	1,502,919
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)	1,860,000	1,780,950
TriNet Group, Inc., 3.5%, 3/01/2029 (n)	4,288,000	4,071,971
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/2026 (n)	1,955,000	1,979,438
		$38,448,011
Containers – 2.3%
ARD Finance S.A., 6.5% (6.5% cash or 7.25% PIK), 6/30/2027 (n)(p)	$1,397,076	$ 1,411,047
Ardagh Metal Packaging, 3.25%, 9/01/2028 (n)	1,735,000	1,656,005
Ardagh Metal Packaging, 4%, 9/01/2029 (n)	2,951,000	2,810,828
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	3,700,000	3,626,000
Can-Pack S.A., 3.875%, 11/15/2029 (n)	4,505,000	4,314,333
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	4,670,000	4,815,937
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	1,280,000	1,305,971
Greif, Inc., 6.5%, 3/01/2027 (n)	2,825,000	2,924,158
		$22,864,279
Electrical Equipment – 0.4%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$4,720,000	$ 4,203,302
Electronics – 1.8%
Diebold Nixdorf, Inc., 8.5%, 4/15/2024	$1,155,000	$ 1,146,338
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)	1,686,000	1,770,941
Entegris, Inc., 4.375%, 4/15/2028 (n)	1,175,000	1,166,187
Entegris, Inc., 3.625%, 5/01/2029 (n)	1,577,000	1,510,356
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	2,330,000	2,458,150
Sensata Technologies B.V., 5%, 10/01/2025 (n)	4,320,000	4,552,200
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	1,985,000	1,984,206
Synaptics, Inc., 4%, 6/15/2029 (n)	3,570,000	3,500,742
		$18,089,120
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Independent – 3.8%
Callon Petroleum Co., 6.125%, 10/01/2024	$1,540,000	$ 1,540,000
Callon Petroleum Co., 8%, 8/01/2028 (n)	1,735,000	1,767,531
CNX Resources Corp., 6%, 1/15/2029 (n)	3,600,000	3,708,000
Colgate Energy Partners III LLC, 5.875%, 7/01/2029 (n)	1,240,000	1,260,150
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)	2,505,000	2,577,119
CrownRock LP/CrownRock Finance, Inc., “F”, 5%, 5/01/2029 (n)	1,980,000	1,998,652
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)	1,715,000	1,734,294
EQT Corp., 5%, 1/15/2029	2,645,000	2,783,862
Laredo Petroleum, Inc., 10.125%, 1/15/2028	495,000	520,988
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026 (n)	495,000	453,034
Occidental Petroleum Corp., 5.875%, 9/01/2025	2,350,000	2,511,562
Occidental Petroleum Corp., 5.5%, 12/01/2025	2,110,000	2,239,042
Occidental Petroleum Corp., 6.625%, 9/01/2030	3,480,000	4,083,815
Occidental Petroleum Corp., 6.45%, 9/15/2036	1,265,000	1,536,596
Occidental Petroleum Corp., 6.6%, 3/15/2046	1,865,000	2,344,645
SM Energy Co., 5.625%, 6/01/2025	1,590,000	1,578,075
SM Energy Co., 6.5%, 7/15/2028	1,560,000	1,611,480
Southwestern Energy Co., 5.95%, 1/23/2025	186,400	197,118
Southwestern Energy Co., 8.375%, 9/15/2028	1,415,000	1,552,538
Southwestern Energy Co., 5.375%, 3/15/2030	1,525,000	1,562,530
		$37,561,031
Entertainment – 3.6%
AMC Entertainment Holdings, Inc., 10% (10% cash or 12% PIK), 6/15/2026 (n)(p)	$1,025,000	$ 955,720
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	6,195,000	6,318,900
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)	2,435,000	2,335,652
Carnival Corp. PLC, 6%, 5/01/2029 (n)	770,000	740,740
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027	1,585,000	1,604,813
Life Time, Inc., 5.75%, 1/15/2026 (n)	2,475,000	2,484,900
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	3,695,000	3,759,662
Live Nation Entertainment, Inc., 3.75%, 1/15/2028 (n)	1,660,000	1,601,900
Motion Bondco DAC, 6.625%, 11/15/2027 (n)	2,685,000	2,678,287
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)	2,100,000	1,936,557
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)	1,915,000	1,824,038
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)	1,240,000	1,198,336
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)	3,705,000	3,594,924
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)	3,970,000	3,868,011
Viking Cruises Ltd. Co., 5.875%, 9/15/2027 (n)	1,535,000	1,400,688
		$36,303,128
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 2.9%
Avation Capital S.A., 8.25% (8.25% cash or 9% PIK), 10/31/2026 (n)(p)	$1,950,749	$ 1,638,629
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	3,660,000	3,696,600
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	2,380,000	2,272,900
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	7,301,980	6,830,466
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	4,258,000	4,092,917
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	3,275,000	3,397,419
Nationstar Mortgage Holdings, Inc., 5.75%, 11/15/2031 (n)	1,250,000	1,208,738
OneMain Finance Corp., 6.875%, 3/15/2025	2,085,000	2,262,225
OneMain Finance Corp., 8.875%, 6/01/2025	1,413,000	1,499,772
OneMain Finance Corp., 7.125%, 3/15/2026	1,350,000	1,484,101
Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029 (n)	995,000	930,216
		$29,313,983
Food & Beverages – 3.1%
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	$4,085,000	$ 4,233,081
Aramark Services, Inc., 5%, 2/01/2028 (n)	995,000	987,538
JBS USA Lux S.A./JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	4,250,000	4,531,605
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)	4,825,000	4,766,642
Performance Food Group Co., 5.5%, 10/15/2027 (n)	3,225,000	3,299,368
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	2,405,000	2,469,502
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	3,995,000	3,850,181
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)	3,125,000	2,983,063
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	3,800,000	3,729,510
		$30,850,490
Gaming & Lodging – 6.8%
Boyd Gaming Corp., 4.75%, 12/01/2027	$3,110,000	$ 3,094,232
Boyd Gaming Corp., 4.75%, 6/15/2031 (n)	1,250,000	1,226,925
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)	2,565,000	2,455,737
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 7/01/2025 (n)	2,006,000	2,065,578
Caesars Resort Collection LLC/CRC Finco, Inc., 8.125%, 7/01/2027 (n)	2,691,000	2,896,189
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	2,675,000	2,768,625
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	3,947,000	3,845,878
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	3,527,000	3,346,876
International Game Technology PLC, 4.125%, 4/15/2026 (n)	4,170,000	4,180,425
International Game Technology PLC, 6.25%, 1/15/2027 (n)	1,030,000	1,120,872
Marriott Ownership Resorts, Inc., 4.5%, 6/15/2029 (n)	3,080,000	3,021,603
MGM China Holdings Ltd., 5.375%, 5/15/2024 (n)	1,035,000	1,029,825
MGM China Holdings Ltd., 5.875%, 5/15/2026 (n)	1,670,000	1,663,738
MGM China Holdings Ltd., 4.75%, 2/01/2027 (n)	1,043,000	998,673
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – continued
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)	$3,050,000	$ 3,187,250
MGM Growth Properties LLC, 5.75%, 2/01/2027	1,110,000	1,226,550
MGM Growth Properties LLC, 3.875%, 2/15/2029 (n)	2,152,000	2,211,180
Penn National Gaming, Inc., 4.125%, 7/01/2029 (n)	2,415,000	2,270,100
Scientific Games Corp., 8.625%, 7/01/2025 (n)	770,000	816,200
Scientific Games Corp., 8.25%, 3/15/2026 (n)	1,910,000	1,993,563
Scientific Games International, Inc., 7%, 5/15/2028 (n)	1,950,000	2,047,987
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	2,865,000	2,897,231
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	2,580,000	2,554,522
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	4,663,000	4,626,629
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)	2,055,000	2,021,750
Wynn Macau Ltd., 4.875%, 10/01/2024 (n)	870,000	826,035
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)	2,100,000	1,970,430
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	2,854,000	2,611,410
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	2,525,000	2,454,047
		$67,430,060
Industrial – 1.1%
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)	$1,010,000	$ 1,002,425
APi Escrow Corp., 4.75%, 10/15/2029 (n)	3,470,000	3,409,275
Dycom Industries, Inc., 4.5%, 4/15/2029 (n)	1,980,000	1,939,074
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	4,351,000	4,389,071
		$10,739,845
Insurance - Property & Casualty – 1.3%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	$4,755,000	$ 4,699,747
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	2,370,000	2,203,247
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	700,000	710,500
Hub International Ltd., 5.625%, 12/01/2029 (n)	2,920,000	2,868,900
Ryan Specialty Group, 4.375%, 2/01/2030 (n)	2,404,000	2,391,980
		$12,874,374
Machinery & Tools – 0.7%
Ritchie Bros. Holdings Ltd., 4.75%, 12/15/2031 (n)	$3,220,000	$ 3,243,184
Terex Corp., 5%, 5/15/2029 (n)	3,715,000	3,684,908
		$6,928,092
Medical & Health Technology & Services – 6.5%
180 Medical, Inc., 3.875%, 10/15/2029 (n)	$3,525,000	$ 3,428,063
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)	3,865,000	3,855,338
Catalent, Inc., 3.125%, 2/15/2029 (n)	5,609,000	5,244,415
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)	$6,825,000	$ 6,584,077
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	1,780,000	1,886,800
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)	4,435,000	4,223,029
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)	745,000	741,797
DaVita, Inc., 4.625%, 6/01/2030 (n)	2,290,000	2,227,918
DaVita, Inc., 3.75%, 2/15/2031 (n)	2,193,000	2,014,709
Encompass Health Corp., 5.125%, 3/15/2023	875,000	873,906
Encompass Health Corp., 5.75%, 9/15/2025	1,940,000	1,959,400
HCA, Inc., 5.875%, 2/15/2026	4,395,000	4,784,001
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	3,078,000	3,148,794
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	5,440,000	5,563,488
Legacy LifePoint Health LLC, 4.375%, 2/15/2027 (n)	995,000	974,951
MPH Acquisition Holdings LLC, 5.5%, 9/01/2028 (n)	1,925,000	1,848,481
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	2,110,000	2,219,783
Syneos Health, Inc., 3.625%, 1/15/2029 (n)	4,441,000	4,209,091
Tenet Healthcare Corp., 6.125%, 10/01/2028 (n)	4,005,000	4,018,096
U.S. Renal Care, Inc., 10.625%, 7/15/2027 (n)	2,235,000	2,279,700
US Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)	2,255,000	2,266,275
US Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)(w)	745,000	748,725
		$65,100,837
Medical Equipment – 0.4%
Teleflex, Inc., 4.625%, 11/15/2027	$3,890,000	$ 3,967,800
Metals & Mining – 3.7%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$3,620,000	$ 3,769,325
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)	3,590,000	3,423,962
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	2,885,000	3,022,614
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)	2,820,000	2,819,803
Ero Copper Corp., 6.5%, 2/15/2030 (n)(w)	1,307,000	1,291,499
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)	1,645,000	1,698,463
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	1,968,000	2,091,000
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	3,740,000	3,763,375
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	2,315,000	2,235,896
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	4,670,000	4,480,024
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)	2,070,000	1,966,500
Novelis Corp., 3.25%, 11/15/2026 (n)	1,265,000	1,225,406
Novelis Corp., 4.75%, 1/30/2030 (n)	2,985,000	2,970,075
Novelis Corp., 3.875%, 8/15/2031 (n)	1,517,000	1,428,665
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
Petra Diamonds US$ Treasury PLC, 10.5% PIK to 12/31/2022, 10.5% PIK/9.75% Cash to 6/30/2023, 9.75% Cash to 3/08/2026 (n)(p)	$1,115,912	$ 1,146,600
		$37,333,207
Midstream – 4.5%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$1,339,000	$ 1,368,753
Cheniere Energy Partners LP, 4%, 3/01/2031	3,970,000	3,949,932
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	2,398,000	2,365,603
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	4,043,000	3,992,462
EnLink Midstream Partners LP, 5.625%, 1/15/2028 (n)	2,125,000	2,181,737
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	916,000	945,770
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	246,000	257,070
EQM Midstream Partners LP, 5.5%, 7/15/2028	5,725,000	5,794,330
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	1,505,000	1,437,305
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	1,287,200	1,235,712
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	3,440,000	3,491,600
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	4,245,000	4,642,969
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031	2,130,000	2,225,850
Targa Resources Partners LP/Targa Resources Finance Corp., 4%, 1/31/2032 (n)	1,245,000	1,239,273
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	2,255,000	2,251,031
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	2,255,000	2,269,636
Western Midstream Operating LP, 5.3%, 2/01/2030	2,650,000	2,762,625
Western Midstream Operation LP, 4.65%, 7/01/2026	995,000	1,041,377
Western Midstream Operation LP, 5.5%, 8/15/2048	910,000	1,005,550
		$44,458,585
Municipals – 0.0%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$415,000	$ 425,375
Network & Telecom – 0.5%
Iliad Holding S.A.S., 7%, 10/15/2028 (n)	$2,782,000	$ 2,828,209
Zayo Group Holdings, Inc., 6.125%, 3/01/2028 (n)	2,300,000	2,169,820
		$4,998,029
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Oil Services – 0.2%
Nabors Industries, Inc., 5.75%, 2/01/2025	$495,000	$ 457,875
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)	1,640,000	1,693,513
		$2,151,388
Oils – 0.7%
Parkland Corp., 4.625%, 5/01/2030 (n)	$4,070,000	$ 3,907,200
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	2,240,000	1,777,339
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	1,960,000	1,376,900
		$7,061,439
Personal Computers & Peripherals – 0.5%
NCR Corp., 5%, 10/01/2028 (n)	$3,780,000	$ 3,755,657
NCR Corp., 5.125%, 4/15/2029 (n)	1,760,000	1,756,145
		$5,511,802
Pharmaceuticals – 2.5%
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	$5,838,000	$ 5,950,381
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	5,415,000	4,562,138
Bausch Health Companies, Inc., 5%, 2/15/2029 (n)	1,810,000	1,457,050
Endo Luxembourg Finance Co I S.à r.l., 6.125%, 4/01/2029 (n)	1,735,000	1,648,632
Jazz Securities DAC, 4.375%, 1/15/2029 (n)	4,190,000	4,136,997
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)	2,461,000	2,421,673
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)	3,101,000	3,101,000
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)	1,865,000	1,876,656
		$25,154,527
Pollution Control – 0.8%
GFL Environmental, Inc., 4%, 8/01/2028 (n)	$2,970,000	$ 2,767,060
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)	1,000,000	970,000
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)	1,285,000	1,226,263
Stericycle, Inc., 3.875%, 1/15/2029 (n)	3,470,000	3,296,500
		$8,259,823
Precious Metals & Minerals – 0.4%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$2,520,000	$ 2,365,272
Taseko Mines Ltd., 7%, 2/15/2026 (n)	2,000,000	2,027,800
		$4,393,072
Printing & Publishing – 0.4%
Cimpress N.V., 7%, 6/15/2026 (n)	$3,565,000	$ 3,664,570
Railroad & Shipping – 0.2%
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)	$2,022,000	$ 2,092,770
19

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Other – 0.7%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.875%, 10/01/2028 (n)	$3,890,000	$ 3,981,065
XHR LP, REIT, 4.875%, 6/01/2029 (n)	2,695,000	2,642,447
		$6,623,512
Restaurants – 0.2%
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)	$1,980,000	$ 1,923,966
Retailers – 1.2%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)	$1,714,000	$ 1,686,610
Bath & Body Works, Inc., 5.25%, 2/01/2028	6,740,000	7,077,000
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)	2,975,000	2,866,785
		$11,630,395
Specialty Chemicals – 0.3%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$2,996,000	$ 3,048,430
Specialty Stores – 1.0%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$2,634,000	$ 2,520,922
Michael Cos., Inc., 5.25%, 5/01/2028 (n)	1,710,000	1,646,610
Michael Cos., Inc., 7.875%, 5/01/2029 (n)	2,055,000	1,880,325
Penske Automotive Group Co., 3.75%, 6/15/2029	3,967,000	3,734,058
		$9,781,915
Supermarkets – 0.6%
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	$3,535,000	$ 3,618,072
Albertsons Cos. LLC/Safeway, Inc., 3.5%, 3/15/2029 (n)	2,425,000	2,289,588
		$5,907,660
Telecommunications - Wireless – 2.3%
Altice France S.A., 6%, 2/15/2028 (n)	$3,180,000	$ 2,902,227
SBA Communications Corp., 3.875%, 2/15/2027	2,448,000	2,472,480
SBA Communications Corp., 3.125%, 2/01/2029	4,805,000	4,478,020
Sprint Capital Corp., 6.875%, 11/15/2028	4,250,000	5,055,375
Sprint Corp., 7.125%, 6/15/2024	1,510,000	1,645,900
Sprint Corp., 7.625%, 3/01/2026	5,280,000	6,045,600
		$22,599,602
Tobacco – 0.3%
Vector Group Ltd., 10.5%, 11/01/2026 (n)	$1,450,000	$ 1,486,830
Vector Group Ltd., 5.75%, 2/01/2029 (n)	1,650,000	1,524,897
		$3,011,727
20

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – 2.7%
Calpine Corp., 4.5%, 2/15/2028 (n)	$3,110,000	$ 3,039,714
Calpine Corp., 5.125%, 3/15/2028 (n)	3,750,000	3,658,237
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	1,590,000	1,636,635
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)	5,940,000	5,592,332
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	2,022,000	2,081,396
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)	488,000	503,250
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	2,255,000	2,283,188
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	1,805,000	1,827,563
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)	4,745,000	4,804,312
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)	1,505,000	1,512,826
		$26,939,453
Total Bonds (Identified Cost, $968,733,065)		$ 956,752,160
Common Stocks – 0.8%
Construction – 0.0%
ICA Tenedora S.A. de C.V. (u)	258,532	$ 213,062
Oil Services – 0.1%
LTRI Holdings LP (a)(u)	3,300	$ 949,047
Precious Metals & Minerals – 0.0%
Petra Diamonds Ltd. (a)	161,793	$ 183,760
Special Products & Services – 0.7%
iShares iBoxx $ High Yield Corporate Bond ETF	73,200	$ 6,200,040
Total Common Stocks (Identified Cost, $6,976,280)		$ 7,545,909

	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a)(u) (Identified Cost, $0)	GBP 1.14	3/16/21	42,350	$ 6,820

Investment Companies (h) – 2.4%
Money Market Funds – 2.4%
MFS Institutional Money Market Portfolio, 0.06% (v) (Identified Cost, $24,340,169)	24,340,223	$ 24,340,223

Other Assets, Less Liabilities – 0.9%		8,720,895
Net Assets – 100.0%		$997,366,007

(a)	Non-income producing security.
(d)	In default.
21

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $24,340,223 and $964,304,889, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $810,959,065, representing 81.3% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Paysafe Finance PLC, 4%, 6/15/2029	6/11/21	$3,056,927	$2,773,404
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
Derivative Contracts at 1/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	1,165,021	EUR	1,022,469	JPMorgan Chase Bank N.A.	4/08/2022	$14,539

22

Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	268	$34,295,625	March – 2022	$281,683
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	98	$15,251,250	March – 2022	$(240,860)
U.S. Treasury Ultra Bond	Long	USD	17	3,211,937	March – 2022	(54,251)
						$(295,111)
At January 31, 2022, the fund had cash collateral of 192,200 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
23

Financial Statements
Statement of Assets and Liabilities
At 1/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $975,709,345)	$964,304,889
Investments in affiliated issuers, at value (identified cost, $24,340,169)	24,340,223
Cash	993,595
Deposits with brokers for
Futures contracts	192,200
Receivables for
Forward foreign currency exchange contracts	14,539
Investments sold	4,789,596
Fund shares sold	22,081
Interest and dividends	13,290,787
Other assets	3,010
Total assets	$1,007,950,920
Liabilities
Payables for
Distributions	$68
Net daily variation margin on open futures contracts	26,531
Investments purchased	4,552,445
Fund shares reacquired	3,848,004
When-issued investments purchased	2,082,652
Payable to affiliates
Administrative services fee	190
Shareholder servicing costs	8
Accrued expenses and other liabilities	75,015
Total liabilities	$10,584,913
Net assets	$997,366,007
Net assets consist of
Paid-in capital	$1,054,923,322
Total distributable earnings (loss)	(57,557,315)
Net assets	$997,366,007
Shares of beneficial interest outstanding	112,350,889
Net asset value per share (net assets of $997,366,007 / 112,350,889 shares of beneficial interest outstanding)	$8.88
See Notes to Financial Statements
24

Financial Statements
Statement of Operations
Year ended 1/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$54,795,613
Dividends	798,641
Other	481,474
Dividends from affiliated issuers	9,500
Foreign taxes withheld	(14,590)
Total investment income	$56,070,638
Expenses
Shareholder servicing costs	$36
Administrative services fee	17,500
Custodian fee	66,889
Shareholder communications	7,597
Audit and tax fees	47,156
Legal fees	5,321
Pricing service fees	11,946
Form N-CEN/N-PORT preparation fees	9,800
Miscellaneous	24,104
Total expenses	$190,349
Fees paid indirectly	(188)
Net expenses	$190,161
Net investment income (loss)	$55,880,477
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$34,191,431
Futures contracts	(18,646)
Forward foreign currency exchange contracts	55,275
Foreign currency	(637)
Net realized gain (loss)	$34,227,423
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(72,489,816)
Futures contracts	(13,428)
Forward foreign currency exchange contracts	14,539
Translation of assets and liabilities in foreign currencies	(251)
Net unrealized gain (loss)	$(72,488,956)
Net realized and unrealized gain (loss)	$(38,261,533)
Change in net assets from operations	$17,618,944
See Notes to Financial Statements
25

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	1/31/22	1/31/21
Change in net assets
From operations
Net investment income (loss)	$55,880,477	$65,011,400
Net realized gain (loss)	34,227,423	(2,259,931)
Net unrealized gain (loss)	(72,488,956)	37,311,221
Change in net assets from operations	$17,618,944	$100,062,690
Total distributions to shareholders	$(60,026,693)	$(67,143,934)
Change in net assets from fund share transactions	$(188,544,337)	$306,368,694
Total change in net assets	$(230,952,086)	$339,287,450
Net assets
At beginning of period	1,228,318,093	889,030,643
At end of period	$997,366,007	$1,228,318,093
See Notes to Financial Statements
26

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$9.25	$9.33	$8.94	$9.31	$9.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.50	$0.51	$0.52	$0.53
Net realized and unrealized gain (loss)	(0.34)	(0.06)(g)	0.39	(0.36)	0.05
Total from investment operations	$0.13	$0.44	$0.90	$0.16	$0.58
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.52)	$(0.51)	$(0.53)	$(0.55)
Net asset value, end of period (x)	$8.88	$9.25	$9.33	$8.94	$9.31
Total return (%) (s)(x)	1.39	5.02	10.29	1.86	6.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.02	0.02	0.02	0.02	0.02
Net investment income (loss)	5.09	5.58	5.51	5.77	5.63
Portfolio turnover	60	66	59	38	46
Net assets at end of period (000 omitted)	$997,366	$1,228,318	$889,031	$788,437	$1,197,932

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
27

Notes to Financial Statements
(1) Business and Organization
MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments,
28

Notes to Financial Statements  - continued
are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of
29

Notes to Financial Statements  - continued
input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contract and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$6,200,040	$—	$949,047	$7,149,087
Mexico	—	—	213,062	213,062
United Kingdom	—	183,760	6,820	190,580
Municipal Bonds	—	425,375	—	425,375
U.S. Corporate Bonds	—	825,350,475	—	825,350,475
Foreign Bonds	—	130,976,310	—	130,976,310
Mutual Funds	24,340,223	—	—	24,340,223
Total	$30,540,263	$956,935,920	$1,168,929	$988,645,112
Other Financial Instruments
Futures Contracts – Assets	$281,683	$—	$—	$281,683
Futures Contracts – Liabilities	(295,111)	—	—	(295,111)
Forward Foreign Currency Exchange Contracts – Assets	—	14,539	—	14,539
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 1/31/21	$932,316
Change in unrealized appreciation or depreciation	16,731
Transfers into level 3	213,062
Received as part of a corporate action	6,820
Balance as of 1/31/22	$1,168,929
The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2022 is $16,731. At January 31, 2022, the fund held three level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign
30

Notes to Financial Statements  - continued
currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$281,683	$(295,111)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	14,539	—
Total		$296,222	$(295,111)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
31

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(18,646)	$ —
Foreign Exchange	—	55,275
Total	$(18,646)	$55,275
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(13,428)	$ —
Foreign Exchange	—	14,539
Total	$(13,428)	$14,539
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or
32

Notes to Financial Statements  - continued
delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of
33

Notes to Financial Statements  - continued
foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Loans and Other Direct Debt Instruments — The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
34

Notes to Financial Statements  - continued
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.
35

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 1/31/22	Year ended 1/31/21
Ordinary income (including any short-term capital gains)	$60,026,693	$67,143,934
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 1/31/22
Cost of investments	$1,004,045,494
Gross appreciation	15,861,306
Gross depreciation	(31,260,577)
Net unrealized appreciation (depreciation)	$ (15,399,271)
Undistributed ordinary income	3,295,117
Capital loss carryforwards	(41,053,445)
Other temporary differences	(4,399,716)
Total distributable earnings (loss)	$ (57,557,315)
As of January 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(1,278,441)
Long-Term	(39,775,004)
Total	$(41,053,445)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2022, these costs amounted to $36.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2022 was equivalent to an annual effective rate of 0.0016% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation - The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay
36

Notes to Financial Statements  - continued
compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended January 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $641,509,957 and $851,882,927, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 1/31/22		Year ended 1/31/21
	Shares	Amount	Shares	Amount
Shares sold	3,868,865	$35,660,117	55,616,565	$466,064,098
Shares issued to shareholders in reinvestment of distributions	6,526,801	60,026,693	7,504,349	67,143,934
Shares reacquired	(30,844,235)	(284,231,147)	(25,651,819)	(226,839,338)
Net change	(20,448,569)	$(188,544,337)	37,469,095	$306,368,694
The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, and the MFS Income Portfolio were the owners of record of approximately 83%, 16%, and 1%, respectively, of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for
37

Notes to Financial Statements  - continued
temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2022, the fund’s commitment fee and interest expense were $4,142 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,504,549	$425,392,916	$407,557,242	$—	$—	$24,340,223

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$9,500	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic
38

Notes to Financial Statements  - continued
848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10) Subsequent Event
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
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Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 18, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
41

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of March 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	135	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
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Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
David Cole Michael Skatrud
45

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
46

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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Annual Report
January 31, 2022
MFS®  Municipal High
Income Fund
MMH-ANN

MFS® Municipal High
Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
As a result of Russia’s invasion of Ukraine, the danger of wider geopolitical conflict has risen to levels not seen in decades, and this comes as sanctions aimed at countering Russia’s actions are exacerbating already mounting inflation. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. This has in turn led to increased volatility.
There are, however, encouraging signs for the markets. The Omicron wave of the coronavirus is receding outside Asia, unemployment is low, and there are signs that some global supply chain bottlenecks are beginning to ease, though events in Ukraine could hamper these advances. Additionally, easier Chinese monetary policy and the record pace of corporate stock buybacks are supportive elements, albeit amid an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
March 18, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten industries (i)
Healthcare Revenue - Hospitals	12.9%
Healthcare Revenue - Long Term Care	10.8%
General Obligations - General Purpose	7.9%
Universities - Secondary Schools	6.9%
Miscellaneous Revenue - Other	5.9%
Tax - Sales	5.1%
Tax - Other	4.1%
Universities - Colleges	3.9%
Tobacco	3.6%
General Obligations - Schools	3.5%
Composition including fixed income credit quality (a)(i)
AAA	2.1%
AA	11.1%
A	14.3%
BBB	22.8%
BB	12.4%
B	3.1%
CCC	0.4%
CC	0.9%
C	0.2%
D	1.7%
Federal Agencies (o)	0.0%
Not Rated	30.7%
Cash & Cash Equivalents	1.2%
Other	(0.9)%
Portfolio facts (i)
Average Duration (d)	7.2
Average Effective Maturity (m)	18.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held

Portfolio Composition - continued
all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.
Percentages are based on net assets as of January 31, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended January 31, 2022, Class A shares of the MFS Municipal High Income Fund (fund) provided a total return of 0.58%, at net asset value. This compares with a return of -1.89% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit seemingly milder strains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative monetary environment to a significantly more restrictive one ahead, which resulted in a rise in market volatility. Indeed, several central banks in emerging markets have already tightened policy, as has the Bank of England, while the US Federal Reserve signaled it intends to tighten policy soon. The European Central Bank, which had been expected to move slowly toward tighter policy, has indicated it, too, may need to dial back accommodation in coming months. However, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. As a result of the shifting monetary backdrop, sovereign bond yields moved higher during the period, but remain quite low relative to history.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations. Geopolitical tensions ramped up during the period with Russia amassing troops along its border with Ukraine and Chinese forces repeatedly entering airspace claimed by Taiwan.
An increase in market volatility saw speculative activity abate somewhat as “meme” stocks and cryptocurrencies came under pressure near the end of the period.
Strong economic growth drove the fundamental recovery of municipal issuers over the last 12 months. Improving rates of employment, resilient consumer spending and higher property values spurred growth in state and local tax revenues to levels 17% higher than 2020 and 14% higher than 2019. At the same time, federal stimulus bolstered liquidity of state/local governments and many revenue sectors. In addition to fundamental strength, technicals also provided a tailwind. Inflows into municipal mutual funds and exchange traded funds (ETFs) in 2021 reached $102 billion, the most for any calendar year in history dating to 1992. With the supportive fundamental and technical backdrop, credit spreads tightened across the quality spectrum. As an illustration, the yield differential between high yield and investment grade municipals

Management Review - continued
decreased from 260 bps to 187 bps over the period, reaching its lowest level since 2007. The tightening in valuations proved to be a headwind to performance as the period progressed. Higher interest rates, reflecting above-trend levels of growth and unexpectedly high inflation rates, also impacted returns later in the period. For the year, higher-yielding municipal assets, in general, outperformed higher-quality assets, and sectors exposed to the economic reopening, such as transportation, education and hospitals, performed well. Although fundamentals were broadly strong across municipal issuers during the reporting period, the current municipal market is characterized by tight spreads and the prospect of interest rates continuing to move higher.
Factors Affecting Performance
Relative to the Bloomberg Municipal Bond Index, the fund’s out-of-benchmark allocation to “non-rated”(r) and “BB” rated securities, and its greater allocation to “BBB” rated issuers, contributed to performance. From a sector perspective, the fund's overweight allocation to the health care sector strengthened relative results. Favorable bond selection within the health care sector further aided relative performance.
Conversely, the fund's longer duration(d) stance held back relative performance.
Respectfully,
Portfolio Manager(s)
Jason Kosty, Gary Lasman, and Geoffrey Schechter
Note to Shareholders: Effective March 31, 2021, Jason Kosty was added as a Portfolio Manager of the fund. Effective March 1, 2022, Megan Poplowski was added as a Portfolio Manager of the fund. Effective April 30, 2023, Gary Lasman will no longer be a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 1/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 1/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	0.58%	4.84%	4.91%	N/A
B	9/07/93	(0.28)%	4.03%	4.10%	N/A
C	9/25/98	(0.53)%	3.77%	3.86%	N/A
I	6/01/11	0.46%	4.81%	4.89%	N/A
R6	6/02/17	0.54%	N/A	N/A	4.33%
Comparative benchmark(s)

Bloomberg Municipal Bond Index (f)	(1.89)%	3.46%	3.20%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(3.69)%	3.93%	4.46%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(4.18)%	3.69%	4.10%	N/A
C With CDSC (1% for 12 months) (v)	(1.51)%	3.77%	3.86%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Municipal Bond Index(a) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark

Performance Summary  - continued
performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
A portion of the fund’s monthly distributions may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period, August 1, 2021 through January 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2021 through January 31, 2022.
Actual Expenses
The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/21	Ending Account Value 1/31/22	Expenses Paid During Period (p) 8/01/21-1/31/22
A	Actual	0.62%	$1,000.00	$968.34	$3.08
	Hypothetical (h)	0.62%	$1,000.00	$1,022.08	$3.16
B	Actual	1.37%	$1,000.00	$964.69	$6.78
	Hypothetical (h)	1.37%	$1,000.00	$1,018.30	$6.97
C	Actual	1.62%	$1,000.00	$962.37	$8.01
	Hypothetical (h)	1.62%	$1,000.00	$1,017.04	$8.24
I	Actual	0.62%	$1,000.00	$968.28	$3.08
	Hypothetical (h)	0.62%	$1,000.00	$1,022.08	$3.16
R6	Actual	0.53%	$1,000.00	$968.72	$2.63
	Hypothetical (h)	0.53%	$1,000.00	$1,022.53	$2.70
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.01% of investment related expenses from self-deposited inverse floaters (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Portfolio of Investments
1/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.
Issuer	Shares/Par	Value ($)
Municipal Bonds - 98.3%
Alabama - 1.3%
Alabama Stadium Trace Village Improvement District Development Incentive Anticipation, 3.625%, 3/01/2036	$1,985,000	$ 1,911,626
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2035	335,000	383,953
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2036	1,185,000	1,356,760
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2037	260,000	297,053
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2038	1,745,000	1,989,966
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2039	340,000	386,607
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2040	175,000	198,368
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.5%, 6/01/2030	1,630,000	1,715,643
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2035	1,685,000	1,783,221
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	6,355,000	6,681,829
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 6%, 6/01/2050	2,565,000	2,714,810
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2028 (a)(d)	1,485,000	996,523
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2043 (a)(d)	1,560,000	990,569
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	805,000	691,063
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,130,000	796,580
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	1,620,000	804,630
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	3,080,000	1,432,556
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	2,020,000	2,154,669
Muscle Shoals, Sheffield, and Tuscumbia, AL, Solid Waste Disposal Authority Rev. (Cherokee Industrial Landfill Project), “A”, 6%, 5/01/2040 (n)	4,200,000	4,625,443
Muscle Shoals, Sheffield, and Tuscumbia, AL, Solid Waste Disposal Authority Rev. (Cherokee Industrial Landfill Project), “B”, 8%, 5/01/2029 (n)	1,500,000	1,542,086
Prichard, AL, Water Works & Sewer Board Rev., 4%, 11/01/2044	1,800,000	1,929,982
Prichard, AL, Water Works & Sewer Board Rev., 4%, 11/01/2049	3,500,000	3,726,191

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alabama - continued
Southeast Alabama Gas Supply District Rev. (Project No. 1), “A”, 4%, 4/01/2049 (Put Date 4/01/2024)	$24,710,000	$ 25,977,467
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032 (n)	1,583,945	1,647,416
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	16,335,000	17,714,530
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2049	3,535,000	4,180,856
		$88,630,397
Alaska - 0.2%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2030	$875,000	$ 938,627
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2031	1,270,000	1,359,771
Northern Alaska Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, Capital Appreciation, “B2”, 0%, 6/01/2066	61,290,000	10,272,559
		$12,570,957
American Samoa - 0.0%
American Samoa Economic Development Authority General Rev. “A”, 5%, 9/01/2038 (n)	$1,500,000	$ 1,784,513
Arizona - 2.6%
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 4%, 7/01/2029 (n)	$725,000	$ 775,368
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2039 (n)	870,000	986,269
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2049 (n)	1,395,000	1,557,866
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2054 (n)	2,185,000	2,432,021
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2038	340,000	389,961
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2048	910,000	1,031,678
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2052	1,140,000	1,289,651
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.5%, 7/01/2038 (n)	1,065,000	1,204,483

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.625%, 7/01/2048 (n)	$2,050,000	$ 2,305,070
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.75%, 7/01/2053 (n)	3,190,000	3,597,265
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037 (n)	450,000	509,792
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047 (n)	740,000	829,135
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051 (n)	1,970,000	2,202,014
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2037 (n)	770,000	872,311
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2047 (n)	770,000	862,748
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2051 (n)	735,000	821,564
Arizona Industrial Development Authority Education Rev. (Inspirada and St. Rose Campus Projects), “A”, 5%, 7/15/2028 (n)	2,025,000	2,221,263
Arizona Industrial Development Authority Education Rev. (Inspirada and St. Rose Campus Projects), “A”, 5.75%, 7/15/2038 (n)	1,810,000	2,050,687
Arizona Industrial Development Authority Education Rev. (Inspirada and St. Rose Campus Projects), “A”, 5.75%, 7/15/2048 (n)	3,100,000	3,477,538
Arizona Industrial Development Authority Education Rev. (Mater Academy of Nevada - Bonanza Campus Project), “A”, 4%, 12/15/2030 (n)	2,455,000	2,665,664
Arizona Industrial Development Authority Education Rev. (Mater Academy of Nevada - Bonanza Campus Project), “A”, 5%, 12/15/2040 (n)	1,000,000	1,121,970
Arizona Industrial Development Authority Education Rev. (Mater Academy of Nevada - Bonanza Campus Project), “A”, 5%, 12/15/2050 (n)	1,700,000	1,881,779
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Cadence Campus Project), “A”, 4%, 7/15/2030 (n)	625,000	671,127
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Cadence Campus Project), “A”, 4%, 7/15/2040 (n)	1,425,000	1,499,466
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Cadence Campus Project), “A”, 4%, 7/15/2050 (n)	1,600,000	1,663,651

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Aliante & Skye Canyon Campus Projects), “A”, 3%, 12/15/2031 (n)	$605,000	$ 608,792
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Aliante & Skye Canyon Campus Projects), “A”, 4%, 12/15/2041 (n)	680,000	717,560
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Aliante & Skye Canyon Campus Projects), “A”, 4%, 12/15/2051 (n)	845,000	879,722
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 3.75%, 12/15/2029 (n)	460,000	485,276
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 5%, 12/15/2039 (n)	340,000	380,411
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 5%, 12/15/2049 (n)	600,000	662,082
Arizona Industrial Development Authority Hospital Rev. (Phoenix Children's Hospital), “A”, 5%, 2/01/2040	310,000	379,469
Arizona Industrial Development Authority National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2045	1,085,000	1,196,268
Arizona Industrial Development Authority National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2050	1,470,000	1,613,718
Florence, AZ, Industrial Development Authority Education Rev. (Legacy Traditional School Project - Queen Creek & Casa Grande Campuses), 6%, 7/01/2043 (Prerefunded 7/01/2023)	3,150,000	3,371,910
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 4%, 7/01/2028	300,000	308,705
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2033	250,000	264,571
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2038	300,000	315,998
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2048	1,800,000	1,876,989
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 2.125%, 7/01/2033	1,405,000	1,297,846
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	2,705,000	2,780,479
Glendale, AZ, Industrial Development Authority, Senior Living Rev. (Royal Oaks - Inspirata Pointe Project), “A”, 5%, 5/15/2041	1,000,000	1,114,430

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Glendale, AZ, Industrial Development Authority, Senior Living Rev. (Royal Oaks - Inspirata Pointe Project), “A”, 5%, 5/15/2056	$5,955,000	$ 6,564,703
La Paz County, AZ, Industrial Development Authority (Harmony Education Foundation-Harmony Public Schools Project), “A”, 4%, 2/15/2041	430,000	466,346
La Paz County, AZ, Industrial Development Authority (Harmony Education Foundation-Harmony Public Schools Project), “A”, 4%, 2/15/2046	345,000	372,444
La Paz County, AZ, Industrial Development Authority (Harmony Education Foundation-Harmony Public Schools Project), “A”, 4%, 2/15/2051	580,000	624,498
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2038	800,000	907,770
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2048	435,000	488,073
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2034	215,000	239,821
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039	380,000	450,534
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039 (n)	1,115,000	1,289,483
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	705,000	824,299
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	590,000	672,952
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054	895,000	1,043,496
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054 (n)	2,660,000	3,024,475
Maricopa County, AZ, Pollution Control Corp. Rev. (Public Service Company of New Mexico Palo Verde Project), “A”, 0.875%, 6/01/2043 (Put Date 10/01/2026)	1,715,000	1,673,183

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Maricopa County, AZ, Pollution Control Corp. Rev. (Public Service Company of New Mexico Palo Verde Project), “B”, 0.875%, 6/01/2043 (Put Date 10/01/2026)	$855,000	$ 834,152
Phoenix, AZ, Industrial Development Authority Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “A”, 4%, 12/01/2041 (n)	2,605,000	2,577,273
Phoenix, AZ, Industrial Development Authority Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “A”, 4%, 12/01/2051 (n)	8,630,000	8,248,160
Phoenix, AZ, Industrial Development Authority Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “A”, 4.15%, 12/01/2057 (n)	3,245,000	3,092,979
Phoenix, AZ, Industrial Development Authority Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “B”, 5.75%, 12/15/2057 (n)	8,330,000	8,010,719
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.125%, 2/01/2034	4,545,000	4,620,587
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.375%, 2/01/2041	3,980,000	4,069,578
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	2,070,000	2,256,013
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	700,000	762,903
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045 (n)	3,065,000	3,316,271
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046 (n)	1,770,000	1,914,502
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2034	6,355,000	6,760,572
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	815,000	886,540
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	660,000	715,043
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2044	3,970,000	4,203,884
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	1,235,000	1,332,510

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 6.5%, 7/01/2034 (n)	$1,970,000	$ 2,209,625
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035 (n)	1,430,000	1,553,590
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 6.75%, 7/01/2044 (n)	3,255,000	3,649,495
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045 (n)	1,570,000	1,691,231
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046 (n)	3,935,000	4,310,843
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2044	540,000	622,540
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2049	1,325,000	1,520,818
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2059	1,085,000	1,237,547
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2030	150,000	175,678
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2031	570,000	663,493
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2033	315,000	365,035
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2037	500,000	576,523

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2042	$555,000	$ 634,973
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2034 (n)	730,000	779,090
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4.75%, 6/15/2037 (n)	3,740,000	3,798,120
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2039 (n)	655,000	696,662
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2041 (n)	510,000	525,238
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2041 (n)(w)	2,735,000	2,791,614
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2047 (n)	3,495,000	3,552,525
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2049 (n)	1,235,000	1,303,808
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2051 (n)(w)	3,020,000	3,046,869
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2051 (n)	780,000	793,663
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2052 (n)	3,960,000	4,025,182
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2057 (n)	685,000	692,783
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2057 (n)(w)	3,420,000	3,429,109
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/2032	2,940,000	3,690,534
		$177,754,918

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arkansas - 0.3%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4%, 7/01/2028	$800,000	$ 819,926
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2033	1,620,000	1,664,476
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	170,000	174,166
Arkansas Development Finance Authority, Health Care Rev. (Baptist Health), 5%, 12/01/2047	1,165,000	1,380,451
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2036	930,000	1,121,023
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2037	645,000	777,112
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2038	1,450,000	1,743,779
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2039	520,000	624,458
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2040	570,000	683,370
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2044	1,965,000	2,338,887
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 3%, 7/01/2032	180,000	174,533
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 3.125%, 7/01/2036	520,000	503,769
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 4.25%, 7/01/2041	195,000	207,850
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 3.5%, 7/01/2046	1,185,000	1,130,772
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 4%, 7/01/2052	850,000	882,073
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	365,000	396,913
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/2033	540,000	588,357
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2046	6,455,000	2,892,142
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2039 (Prerefunded 12/01/2024)	4,510,000	4,987,571
		$23,091,628

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - 8.2%
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 5/01/2039	$7,550,000	$ 4,591,064
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2031	2,060,000	1,707,405
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2032	2,095,000	1,693,303
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2033	4,185,000	3,300,979
California Community Housing Agency, Essential Housing Rev. (Aster), “A-1”, 4%, 2/01/2056 (n)	9,360,000	9,404,127
California Community Housing Agency, Essential Housing Rev. (Aster), “A-2”, 4%, 2/01/2043 (n)	6,950,000	6,700,863
California County Tobacco Securitization Agency Settlement (Gold Country Settlement Funding Corp.), Capital Appreciation, “B-2”, 0%, 6/01/2055	8,415,000	2,139,721
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2032	160,000	198,552
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2035	210,000	243,273
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2037	340,000	392,122
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2038	145,000	166,834
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2039	185,000	212,323
California Health Facilities Financing Authority Rev., (Cedars-Sinai Health System), “A”, 4%, 8/15/2048	27,965,000	31,683,081
California Health Facilities Financing Authority Rev., (Cedars-Sinai Health System), “A”, 5%, 8/15/2051	16,245,000	20,023,351
California Housing Finance Agency Municipal Certificates, “X”, 0.764%, 8/20/2036 (i)(n)	27,562,723	1,916,417
California Housing Finance Agency, “A”, 3.5%, 11/20/2035	10,725,322	11,656,308
California Infrastructure & Economic Development Bank Refunding Rev. (Los Angeles County Museum of Art Project), “B”, FLR, 0.76% (MUNIPSA + 0.70%), 12/01/2050 (Put Date 6/01/2026)	2,810,000	2,838,646
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	1,135,000	1,648,345
California Municipal Finance Authority Rev. (California Baptist University), “A”, 5%, 11/01/2046 (n)	4,500,000	5,030,408
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	1,385,000	1,604,254

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	$475,000	$ 511,562
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	1,370,000	1,564,906
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	1,265,000	1,443,586
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	210,000	237,547
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	1,585,000	1,602,333
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2039	3,955,000	4,294,340
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 3.875%, 7/01/2028 (n)	1,100,000	1,167,864
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 5%, 7/01/2049 (n)	1,600,000	1,804,307
California Municipal Finance Authority, Multi-Family Housing Rev. (CityView Apartments), “A”, 4%, 11/01/2036 (n)	2,120,000	2,203,256
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 10/01/2044 (Put Date 10/01/2029)	5,665,000	5,828,381
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis II LLC - Orchard Park Student Housing Project), BAM, 4%, 5/15/2033	310,000	357,378
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis II LLC - Orchard Park Student Housing Project), BAM, 4%, 5/15/2037	730,000	837,160
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis II LLC - Orchard Park Student Housing Project), BAM, 4%, 5/15/2038	425,000	486,400
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis II LLC - Orchard Park Student Housing Project), BAM, 4%, 5/15/2040	250,000	285,371
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 7/01/2032 (a)(d)(z)	2,250,000	1,350,000
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039 (a)(d)(z)	11,405,000	6,843,000
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 12/01/2039 (a)(d)(z)	12,890,000	644,500
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	215,000	246,766

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	$435,000	$ 497,277
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	435,000	491,086
California Public Finance Authority, Senior Living Refunding Rev. (Enso Village Project), “A”, 5%, 11/15/2046 (n)	4,770,000	5,319,588
California Public Finance Authority, Senior Living Refunding Rev. (Enso Village Project), “A”, 5%, 11/15/2051 (n)	2,350,000	2,615,644
California Public Finance Authority, Senior Living Refunding Rev. (Enso Village Project), “A”, 5%, 11/15/2056 (n)	3,445,000	3,824,448
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “A”, 5%, 11/15/2036 (n)	1,670,000	1,905,466
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “B-1”, 3.125%, 5/15/2029 (n)	2,200,000	2,213,461
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “B-2”, 2.375%, 11/15/2028 (n)	1,465,000	1,470,620
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “B-3”, 2.125%, 11/15/2027 (n)	2,230,000	2,236,600
California Public Works Board Lease Rev. (Various Capital Projects), “A”, 5%, 8/01/2035 (w)	5,945,000	7,510,112
California Public Works Board Lease Rev., “A”, 5%, 8/01/2034 (w)	10,000,000	12,650,394
California School Finance Authority, Charter School Refunding Rev. (Aspire Public Schools), 5%, 8/01/2036 (Prerefunded 8/01/2025) (n)	75,000	84,636
California School Finance Authority, Charter School Refunding Rev. (Aspire Public Schools), 5%, 8/01/2036 (n)	790,000	874,692
California School Finance Authority, Charter School Refunding Rev. (Aspire Public Schools), 5%, 8/01/2041 (Prerefunded 8/01/2025) (n)	50,000	56,424
California School Finance Authority, Charter School Refunding Rev. (Aspire Public Schools), 5%, 8/01/2041 (n)	625,000	688,953
California School Finance Authority, Charter School Rev. (Downtown Prep), 5%, 6/01/2046 (n)	1,325,000	1,408,542
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2024 (n)	730,000	773,702
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2025 (n)	760,000	818,874
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030 (n)	435,000	479,312

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045 (n)	$1,150,000	$ 1,255,845
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2048 (n)	750,000	851,233
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 4.75%, 10/01/2024	145,000	152,401
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.625%, 10/01/2034	575,000	622,091
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.875%, 10/01/2044	545,000	590,043
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 6%, 10/01/2049	1,320,000	1,430,474
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	430,000	460,979
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044 (n)	760,000	796,743
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.375%, 11/01/2049 (n)	945,000	991,479
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.125%, 11/01/2023	260,000	272,528
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3.5%, 11/01/2027 (n)	2,630,000	2,823,393
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2032 (n)	1,370,000	1,582,390
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.125%, 11/01/2033	1,600,000	1,723,632
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2041 (n)	2,045,000	2,321,725
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.375%, 11/01/2043	1,335,000	1,434,744
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/2038	2,500,000	2,846,087
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	165,000	172,547
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	780,000	827,927
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,315,000	1,396,404

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	$3,400,000	$ 3,751,271
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2041 (n)	3,000,000	3,384,994
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	8,435,000	9,285,988
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046 (n)	11,095,000	12,494,036
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056 (n)	11,040,000	12,520,468
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/2058	8,600,000	10,139,607
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for the Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2034 (Prerefunded 8/01/2022)	1,000,000	1,042,535
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for the Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2044 (Prerefunded 8/01/2022)	2,400,000	2,502,084
California Statewide Communities Development Authority Rev. (Terraces at San Joaquin Gardens), “A”, 5.625%, 10/01/2032 (Prerefunded 10/01/2022)	1,000,000	1,033,160
California Statewide Communities Development Authority Rev. (Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042 (Prerefunded 10/01/2022)	1,000,000	1,035,504
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5%, 7/01/2029 (n)	880,000	915,658
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039 (n)	725,000	759,858
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2049 (n)	2,550,000	2,632,002
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2052 (n)	1,280,000	1,318,741

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority, Essential Housing Rev. (City of Orange Portfolio), “B”, 4%, 3/01/2057 (n)	$2,630,000	$ 2,310,896
California Statewide Communities Development Authority, Essential Housing Rev. (Oceanaire-Long Beach), “A-2”, 4%, 9/01/2056 (n)	4,795,000	4,785,943
California Statewide Communities Development Authority, Essential Housing Rev. (Pasadena Portfolio), “A-1”, 2.65%, 12/01/2046 (n)	9,950,000	8,689,912
CMFA Special Finance Agency XII, Essential Housing Rev. (Allure Apartments), “A-1”, 3.25%, 2/01/2057 (n)	1,650,000	1,353,464
CMFA Special Finance Agency, Essential Housing Rev. (Solana at Grand), “A-1”, 4%, 8/01/2056 (n)	3,380,000	3,324,021
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2030	4,785,000	4,017,392
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2031	4,280,000	3,487,909
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2032	3,010,000	2,385,321
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B-1”, 3.85%, 6/01/2050	28,000,000	27,978,908
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 3.5%, 6/01/2036 (Prerefunded 6/01/2022)	1,345,000	1,358,516
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5.25%, 6/01/2047 (Prerefunded 6/01/2022)	645,000	655,248
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 5%, 6/01/2040 (Prerefunded 6/01/2025)	2,735,000	3,076,358
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Capital Appreciation, “B-2”, 0%, 6/01/2066	164,230,000	26,127,975
Hollister, CA (Community Development Project), BAM, 5%, 10/01/2031	1,675,000	1,841,234
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	1,745,000	1,879,336
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2039	1,000,000	1,080,959
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2044	1,500,000	1,621,274
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/2042	1,535,000	1,671,475

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2036 (Prerefunded 5/15/2022)	$455,000	$ 465,450
Lake Tahoe, CA, Unified School District (Election of 2008), Convertible Capital Appreciation, AGM, 0% to 8/01/2032, 6.375% to 8/01/2045	4,240,000	4,200,520
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	450,000	487,861
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2034	330,000	339,153
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2044	555,000	570,023
Los Angeles County, CA, Rio Hondo Community College District, “C”, Convertible Capital Appreciation, 0% to 8/01/2024, 6.85% to 8/01/2042	10,000,000	13,174,936
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2033	1,495,000	1,844,334
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2034	1,560,000	1,922,888
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2035	2,465,000	3,033,690
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2036	1,955,000	2,403,478
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2037	2,520,000	3,095,379
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2038	2,130,000	2,611,179
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2039	2,290,000	2,803,016
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2040	2,400,000	2,932,458
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2041	2,570,000	3,135,495
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2034	660,000	782,203
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2036	775,000	918,286
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2037	970,000	1,143,575
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2044	3,395,000	3,987,153
Merced, CA, Union High School District, Capital Appreciation, “A”, AGM, 0%, 8/01/2030	645,000	536,995

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Morongo Band of Mission Indians California Rev., “A”, 5%, 10/01/2042 (n)	$4,180,000	$ 4,823,209
Morongo Band of Mission Indians California Rev., “B”, 5%, 10/01/2042 (n)	3,605,000	4,159,729
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2028, 6.25% to 8/01/2043	7,025,000	7,680,538
Oceanside, CA, Unified School District, Capital Appreciation, AGM, 0%, 8/01/2030	4,455,000	3,721,507
Oceanside, CA, Unified School District, Capital Appreciation, “A”, AGM, 0%, 8/01/2027	1,865,000	1,689,852
Oceanside, CA, Unified School District, Capital Appreciation, “A”, AGM, 0%, 8/01/2029	3,625,000	3,114,614
Oceanside, CA, Unified School District, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2027	205,000	187,477
Oceanside, CA, Unified School District, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2029	400,000	349,602
Oceanside, CA, Unified School District, Capital Appreciation, ETM, AGM, 0%, 8/01/2024	380,000	368,304
Palomar Health, CA, Refunding Rev., 5%, 11/01/2042	10,000,000	11,564,255
Palomar Health, CA, Refunding Rev., AGM, 5%, 11/01/2047	12,500,000	14,767,716
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	635,000	693,938
Sacramento County, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Capital Appreciation, “A-1”, 0%, 6/01/2060	18,750,000	4,002,030
San Diego County, CA, Regional Airport Authority Rev., “B”, 4%, 7/01/2041	1,835,000	2,048,516
San Diego County, CA, Regional Airport Authority Rev., “B”, 4%, 7/01/2046	2,095,000	2,303,776
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2046	2,620,000	3,132,638
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2051	2,620,000	3,119,547
San Diego County, CA, Regional Airport Authority Rev., “B”, 4%, 7/01/2056	2,885,000	3,141,989
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2056	4,950,000	5,867,607
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 1/01/2047	1,720,000	2,014,617

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), Capital Appreciation, “A”, 0%, 8/01/2043	$8,725,000	$ 2,539,898
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	225,000	245,466
San Francisco, CA, Hastings Campus Housing Finance Authority, Campus Housing Rev., “A”, 5%, 7/01/2045 (n)	7,455,000	8,490,860
San Francisco, CA, Hastings Campus Housing Finance Authority, Campus Housing Rev., “A”, 5%, 7/01/2061 (n)	9,125,000	10,263,392
San Francisco, CA, Hastings Campus Housing Finance Authority, Campus Housing Rev., Convertible Capital Appreciation, “B”, 0% to 7/01/2035, 6.75% to 7/01/2061 (n)	12,970,000	7,466,357
State of California, Various Purpose General Obligation Refunding, 5%, 9/01/2041	23,960,000	30,201,959
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2045	1,050,000	1,272,346
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2049	960,000	1,157,744
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, AGM, 0%, 8/01/2029	3,665,000	3,141,980
		$561,714,111
Colorado - 1.9%
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2027	$73,000	$ 82,268
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2028	118,000	142,458
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2028	70,000	78,800
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2029	118,000	145,101
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2029	70,000	78,755
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2030	124,000	152,164
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2030	17,000	19,121
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2031	129,000	158,294
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2031	76,000	85,412

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2032	$140,000	$ 172,002
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2032	90,000	101,089
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2033	140,000	171,932
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2034	160,000	196,225
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2035	56,000	68,612
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2050	676,000	812,245
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), “A”, 5%, 12/01/2038	895,000	963,744
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	305,000	321,436
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	560,000	586,013
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	395,000	412,240
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2033	450,000	458,502
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2042	1,120,000	1,137,638
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	490,000	496,787
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	350,000	377,092
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	350,000	376,105
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5%, 11/01/2044	1,770,000	1,887,199
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5.125%, 11/01/2049	1,530,000	1,633,145
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 5%, 12/01/2038	1,665,000	1,961,927
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 4%, 12/01/2048	4,310,000	4,702,335
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2038	295,000	342,440

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2048	$350,000	$ 400,987
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2053	365,000	417,462
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2035	2,000,000	2,192,382
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2045	2,675,000	2,907,045
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Thomas MacLaren State Charter School Project), “A”, 5%, 6/01/2035	570,000	694,484
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Thomas MacLaren State Charter School Project), “A”, 5%, 6/01/2040	840,000	1,013,925
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Thomas MacLaren State Charter School Project), “A”, 5%, 6/01/2050	3,440,000	4,101,487
Colorado Educational & Cultural Facilities Authority, Charter School Refunding Rev. (Windsor Charter Academy Project), 4%, 9/01/2050	515,000	565,333
Colorado Educational & Cultural Facilities Authority, Charter School Refunding Rev. (Windsor Charter Academy Project), 4%, 9/01/2055	925,000	1,011,262
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (Aspen View Academy Project), 4%, 5/01/2036	175,000	190,435
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (Aspen View Academy Project), 4%, 5/01/2041	175,000	188,470
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (Aspen View Academy Project), 4%, 5/01/2051	350,000	372,731
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (Aspen View Academy Project), 4%, 5/01/2061	610,000	641,722
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (New Summit Charter Academy Project), “A”, 4%, 7/01/2031 (n)	450,000	481,552
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (New Summit Charter Academy Project), “A”, 4%, 7/01/2041 (n)	600,000	628,287
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (New Summit Charter Academy Project), “A”, 4%, 7/01/2051 (n)	715,000	737,070
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (New Summit Charter Academy Project), “A”, 4%, 7/01/2061 (n)	2,030,000	2,076,365

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Health Facilities Authority Rev. (American Baptist Homes), 8%, 8/01/2043	$2,975,000	$ 3,146,705
Colorado Health Facilities Authority Rev. (Christian Living Neighborhoods), 4%, 1/01/2042	2,635,000	2,799,405
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2037	2,625,000	3,138,464
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2033 (Prerefunded 12/01/2022)	4,295,000	4,452,228
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043 (Prerefunded 6/01/2023)	825,000	876,846
Colorado Health Facilities Authority Rev. (Frasier Project), “A”, 4%, 5/15/2041 (w)	1,375,000	1,422,839
Colorado Health Facilities Authority Rev. (Frasier Project), “A”, 4%, 5/15/2048 (w)	2,100,000	2,133,876
Colorado Health Facilities Authority, Hospital Rev. (AdventHealth Obligated Group), “A”, 4%, 11/15/2038	4,355,000	4,984,836
Colorado Housing & Finance Authority Rev., “B-1”, GNMA, 4%, 11/01/2048	1,695,000	1,796,554
Colorado Housing & Finance Authority Rev., Single Family Mortgage Class I, “C”, 4.75%, 5/01/2049 (u)	6,290,000	6,833,613
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 1/15/2030	265,000	324,148
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 7/15/2030	185,000	228,192
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 1/15/2031	315,000	391,946
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 7/15/2031	265,000	329,256
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 1/15/2032	420,000	520,738
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 7/15/2032	420,000	520,172
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 1/15/2033	395,000	453,136

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2033	$395,000	$ 467,321
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2034	790,000	904,405
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2036	660,000	753,106
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2038	470,000	534,893
Denver, CO, Broadway Station Metropolitan District No. 2, “A”, 5%, 12/01/2035	729,000	779,551
Denver, CO, Broadway Station Metropolitan District No. 2, “A”, 5.125%, 12/01/2048	1,500,000	1,594,479
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	1,070,000	1,201,768
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2036	675,000	755,316
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,800,000	2,007,068
Denver, CO, Health & Hospital Authority Rev. (550 Acoma, Inc.), COP, 5%, 12/01/2048	2,670,000	3,112,268
Denver, CO, Health & Hospital Authority Rev., “A”, 5%, 12/01/2039	3,660,000	3,867,445
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	795,000	840,944
Garfield & Mesa Counties, CO, Grand River Hospital District Rev., AGM, 5.25%, 12/01/2035	2,000,000	2,366,511
Loretto Heights, CO, Community Authority Special Rev., 4.875%, 12/01/2051 (n)	14,945,000	14,700,442
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	6,860,000	8,310,093
State of Colorado (Building Excellent Schools Today), “S”, COP, 4%, 3/15/2046	17,000,000	19,336,716
Tallyn's Reach, CO, Metropolitan District No. 3, 5%, 12/01/2033 (Prerefunded 12/01/2023)	358,000	381,516
		$133,008,876

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - 0.7%
Connecticut Health & Educational Facilities Authority Rev. (Griffin Hospital), “G-1”, 5%, 7/01/2039 (n)	$900,000	$ 1,056,321
Connecticut Health & Educational Facilities Authority Rev. (Griffin Hospital), “G-1”, 5%, 7/01/2050 (n)	2,250,000	2,602,876
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	8,535,000	9,380,057
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “A”, 5%, 1/01/2030 (n)	500,000	556,787
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “A”, 5%, 1/01/2045 (n)	1,500,000	1,633,753
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “A”, 5%, 1/01/2055 (n)	2,800,000	3,033,407
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “B-2”, 2.75%, 1/01/2026 (n)	340,000	341,096
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	50,000	50,657
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2031	2,830,000	3,246,558
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	18,395,000	19,097,807
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2031 (n)	155,000	162,817
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2036 (n)	255,000	264,527
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2041 (n)	300,000	307,984
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2051 (n)	860,000	873,754
University of Connecticut, General Obligation, “A”, 5%, 4/15/2027	1,150,000	1,353,612
University of Connecticut, General Obligation, “A”, 5%, 1/15/2034	2,940,000	3,397,844
		$47,359,857

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Delaware - 0.4%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4.625%, 9/01/2034 (Prerefunded 9/01/2024)	$1,105,000	$ 1,199,241
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2044 (Prerefunded 9/01/2024)	1,030,000	1,127,622
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2049 (Prerefunded 9/01/2024)	1,210,000	1,324,682
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), 5%, 9/01/2042	1,420,000	1,425,232
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2036	285,000	320,469
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2046	620,000	689,552
Delaware Economic Development Authority, Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2036	920,000	988,744
Delaware Economic Development Authority, Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2046	1,635,000	1,738,765
Delaware Economic Development Authority, Exempt Facility Refunding Rev. (NRG Energy Project), “A”, 1.25%, 10/01/2045 (Put Date 10/01/2025)	5,650,000	5,564,624
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2043	4,230,000	4,931,391
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2048	2,115,000	2,442,245
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2040	750,000	825,164
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2048	1,025,000	1,116,171
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2058	1,165,000	1,262,118
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover, LLC-Delaware State University Project), “A”, 5%, 7/01/2053	895,000	972,105
		$25,928,125

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - 0.5%
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2039 (n)	$2,090,000	$ 2,303,076
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2049 (n)	1,330,000	1,448,453
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2051 (n)	1,000,000	1,117,410
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2056 (n)	1,680,000	1,823,615
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2061 (n)	1,100,000	1,221,588
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	1,745,000	1,780,825
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	5,605,000	5,721,199
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2045	9,810,000	10,013,374
District of Columbia, Tobacco Settlement, 6.75%, 5/15/2040	885,000	914,326
Metropolitan Washington, D.C., Airport Authority System Refunding Rev., “A”, 5%, 10/01/2046	5,000,000	6,072,436
		$32,416,302
Florida - 6.0%
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2032	$1,250,000	$ 1,334,311
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2042	2,000,000	2,134,897
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2046	1,000,000	1,067,448
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2035	1,330,000	1,630,622
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2036	2,260,000	2,767,950
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 4.125%, 5/01/2023	330,000	333,215
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 4.625%, 5/01/2028	690,000	725,013

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 5%, 5/01/2036	$870,000	$ 941,298
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	250,000	253,534
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, 6.9%, 5/01/2025	15,000	15,303
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, 6.9%, 5/01/2036	20,000	20,199
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.375%, 5/01/2030	690,000	737,352
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.5%, 5/01/2033	320,000	342,622
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.6%, 5/01/2034	1,355,000	1,453,156
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.125%, 5/01/2023	175,000	176,662
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.625%, 5/01/2028	400,000	420,822
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 5.125%, 5/01/2039	2,735,000	2,924,483
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 5.5%, 5/15/2025 (a)(d)(z)	300,000	204,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.25%, 5/15/2035 (a)(d)(z)	300,000	204,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 7.75%, 5/15/2035 (a)(d)(z)	1,055,000	717,400
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044 (a)(d)(z)	10,590,000	7,201,200
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049 (a)(d)(z)	805,000	547,400
Creekside Community Development District, FL, Special Assessment, 5.2%, 5/01/2038 (a)(d)	1,400,000	630,000
Cypress Bluff Community Development District, 3.75%, 5/01/2024	650,000	662,274
Cypress Bluff Community Development District, 4.125%, 5/01/2029	1,270,000	1,356,929

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Cypress Bluff Community Development District, 4.9%, 5/01/2039	$3,625,000	$ 3,949,615
Cypress Bluff Community Development District, 5.1%, 5/01/2048	2,605,000	2,838,291
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	575,000	624,551
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	670,000	748,957
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2035	1,650,000	1,825,673
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2036	825,000	932,941
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2046	5,415,000	5,963,769
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 4.5%, 6/15/2028 (n)	1,095,000	1,154,579
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 5.375%, 6/15/2038 (n)	1,005,000	1,098,509
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 5.375%, 6/15/2048 (n)	1,700,000	1,830,205
Florida Capital Trust Agency, Educational Facilities Rev. (Imagine School at North Manatee Project), “A”, 3.25%, 6/01/2031 (n)	240,000	236,568
Florida Capital Trust Agency, Educational Facilities Rev. (Imagine School at North Manatee Project), “A”, 5%, 6/01/2041 (n)	325,000	359,145
Florida Capital Trust Agency, Educational Facilities Rev. (Imagine School at North Manatee Project), “A”, 5%, 6/01/2056 (n)	900,000	976,031
Florida Capital Trust Agency, Educational Facilities Rev. (Imagine School at North Manatee Project), “C”, 5%, 6/01/2041 (n)	230,000	254,164
Florida Capital Trust Agency, Educational Facilities Rev. (Imagine School at North Manatee Project), “C”, 5%, 6/01/2056 (n)	520,000	563,929
Florida Capital Trust Agency, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 4%, 8/01/2030	115,000	123,809
Florida Capital Trust Agency, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 5%, 8/01/2040	165,000	189,871

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Capital Trust Agency, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 5%, 8/01/2055	$515,000	$ 582,628
Florida Capital Trust Agency, Educational Facilities Rev. (Renaissance Charter School, Inc. Project), “A”, 5%, 6/15/2039 (n)	3,090,000	3,308,499
Florida Capital Trust Agency, Educational Facilities Rev. (Renaissance Charter School, Inc. Project), “A”, 5%, 6/15/2049 (n)	11,995,000	12,716,670
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 4%, 10/15/2029 (n)	450,000	481,451
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2037 (n)	510,000	560,552
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2039 (n)	1,130,000	1,237,057
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2047 (n)	1,180,000	1,277,067
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2049 (n)	1,860,000	2,011,001
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2052 (n)	1,295,000	1,398,043
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2054 (n)	1,345,000	1,450,576
Florida Development Finance Corp. Educational Facilities Rev. (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project), “A”, 3%, 7/01/2031 (n)	175,000	176,578
Florida Development Finance Corp. Educational Facilities Rev. (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project), “A”, 4%, 7/01/2051 (n)	1,005,000	1,049,439
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 6.25%, 6/15/2036 (n)	1,155,000	1,315,215
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 6.375%, 6/15/2046 (n)	1,980,000	2,235,220
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2034 (n)	525,000	595,026
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2039 (n)	610,000	688,736
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2049 (n)	4,340,000	4,829,611
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 6/15/2032 (n)	1,950,000	1,974,917

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2043 (n)	$4,070,000	$ 4,119,910
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2044	5,000,000	5,372,417
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 4%, 9/15/2030 (n)	240,000	254,360
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 5%, 9/15/2040 (n)	550,000	601,121
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 5%, 9/15/2050 (n)	1,080,000	1,167,675
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2035	175,000	187,074
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2045	320,000	337,261
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2055	445,000	466,246
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037 (n)	1,510,000	1,603,575
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047 (n)	4,365,000	4,593,444
Florida Development Finance Corp. Senior Living Rev. (Glenridge on Palmer Ranch Project), 5%, 6/01/2031 (n)	430,000	490,186
Florida Development Finance Corp. Senior Living Rev. (Glenridge on Palmer Ranch Project), 5%, 6/01/2035 (n)	330,000	373,104
Florida Development Finance Corp. Senior Living Rev. (Glenridge on Palmer Ranch Project), 5%, 6/01/2051 (n)	11,890,000	13,195,088
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 4%, 6/01/2036 (n)	2,110,000	2,302,496
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 5.125%, 6/01/2040 (n)	3,760,000	4,287,214
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 4%, 6/01/2041 (n)	2,325,000	2,507,029
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 4%, 6/01/2046 (n)	2,000,000	2,131,441
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 5.25%, 6/01/2050 (n)	7,500,000	8,509,243

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 4%, 6/01/2055 (n)	$840,000	$ 888,939
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “B-1”, 2.375%, 6/01/2027 (n)	435,000	428,443
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “B-2”, 1.75%, 6/01/2026 (n)	435,000	425,187
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2031	1,235,000	1,468,737
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2032	995,000	1,177,429
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2033	720,000	848,902
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2034	1,395,000	1,634,357
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2035	780,000	909,909
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2036	1,070,000	1,245,373
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2037	1,490,000	1,599,744
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2038	2,030,000	2,174,363
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2039	2,420,000	2,585,234
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2044	2,625,000	2,770,298
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.5%, 6/01/2033 (n)	2,220,000	2,456,476
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.75%, 6/01/2038 (n)	2,070,000	2,298,799
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 5%, 6/01/2048 (n)	3,195,000	3,547,193
Florida Housing Finance Corp., Homeowner Mortgage Rev., “1”, 4%, 7/01/2049 (u)	3,500,000	3,706,912
Florida Housing Finance Corp., Homeowner Mortgage Rev., “1”, GNMA, 3%, 1/01/2052	7,980,000	8,350,416
Florida Housing Finance Corp., Homeowner Mortgage Rev., “2”, GNMA, 3%, 7/01/2052	9,020,000	9,472,506
Florida Mid-Bay Bridge Authority Rev., “A”, 5%, 10/01/2035	5,000,000	5,534,813

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Jacksonville, FL, Educational Facilities Rev. (Jacksonville University Project), “B”, 5%, 6/01/2053 (n)	$2,345,000	$ 2,596,384
Jacksonville, FL, Electric Authority Systems Rev., “B”, 5%, 10/01/2032	3,325,000	3,903,599
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	415,000	428,306
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	1,295,000	1,363,273
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	2,305,000	2,405,779
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	2,825,000	3,086,938
Legends Bay Community Development District, FL, “A”, 5.875%, 5/01/2038	1,105,000	1,106,746
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.5%, 5/01/2036	4,155,000	4,360,992
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.625%, 5/01/2047	2,720,000	2,841,847
Marshall Creek, FL, Community Development District Rev. (St. John's County), “A”, 5%, 5/01/2032	1,460,000	1,524,904
Martin County, FL, Health Facilities Authority Hospital Rev. (Cleveland Clinic Health System), “A”, 4%, 1/01/2046	3,540,000	3,918,108
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2039	1,000,000	1,101,022
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2030	270,000	336,851
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2031	1,105,000	1,377,160
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2032	465,000	577,151
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2033	1,450,000	1,797,601
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2034	840,000	966,295
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2035	840,000	964,404
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2036	1,055,000	1,208,990
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2037	1,055,000	1,208,511
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2038	1,185,000	1,353,827

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2039	$880,000	$ 1,001,645
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2041	790,000	895,034
Miami-Dade County, FL, Housing Finance Authority Multi-Family Rev. (Platform 3750), GNMA, 0.25%, 8/01/2024 (Put Date 8/01/2023)	4,415,000	4,378,455
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2032	1,000,000	1,113,272
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2037	1,215,000	1,345,159
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2048	4,185,000	4,576,168
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	205,000	215,406
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5.25%, 9/15/2044	2,895,000	3,109,293
Miami-Dade County, FL, Rickenbacker Causeway Rev., 5%, 10/01/2043	2,000,000	2,184,446
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	1,200,000	1,234,772
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	740,000	757,526
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	1,055,000	1,079,987
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 4.875%, 5/01/2022	115,000	115,828
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 5.375%, 5/01/2032	925,000	929,628
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 5/01/2016 (a)(d)	1,575,000	567,000
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	7,340,000	8,409,633
Okeechobee County, FL, Solid Waste Disposal Rev. (Waste Management, Inc./Okeechobee Landfill Project), “A”, 0.55%, 7/01/2039 (Put Date 7/01/2024)	1,475,000	1,455,031
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2034	405,000	477,721
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2044	1,000,000	1,177,834
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2049	1,295,000	1,515,485

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2035	$700,000	$ 463,150
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2036	840,000	534,647
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2037	320,000	196,095
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2038	980,000	577,299
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2039	1,180,000	668,117
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2040	1,265,000	687,872
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2041	1,405,000	734,076
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2042	1,125,000	564,089
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2043	1,545,000	742,853
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2044	1,685,000	779,197
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2045	1,965,000	874,189
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 5/01/2038	3,465,000	3,468,757
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2031 (Prerefunded 12/01/2024)	1,000,000	1,107,368
Palm Beach County, FL, Health Facilities Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), “B”, 5%, 11/15/2042	985,000	1,161,858
Palm Beach County, FL, Health Facilities Authority Rev. (Sinai Residences of Boca Raton Project), “A”, 7.5%, 6/01/2049	2,030,000	2,116,518

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion), “A”, 5%, 6/01/2055	$2,770,000	$ 2,954,369
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion), “B-1”, 3%, 6/01/2027	1,000,000	1,010,807
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion), “B-2”, 2.625%, 6/01/2025	3,610,000	3,627,720
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4%, 6/01/2031 (w)	860,000	888,036
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4%, 6/01/2036 (w)	1,380,000	1,410,109
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4%, 6/01/2041 (w)	1,450,000	1,466,194
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4.25%, 6/01/2056 (w)	2,820,000	2,847,220
Palm Beach County, FL, Provident Group Rev. (Lynn University Housing Project), “A”, 4.25%, 6/01/2031 (n)	1,500,000	1,607,388
Palm Beach County, FL, Provident Group Rev. (Lynn University Housing Project), “A”, 5%, 6/01/2057 (n)	14,925,000	16,986,281
Palm Beach County, FL, Provident Group Rev. (Lynn University Housing Project), “B”, 5%, 6/01/2027 (n)	1,120,000	1,125,639
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 5/01/2036 (a)(d)	895,000	286,400
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 5/01/2022 (a)(d)	1,000,000	320,000
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.1%, 5/01/2026	500,000	527,895
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.7%, 5/01/2036	1,370,000	1,444,699
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.875%, 5/01/2047	2,530,000	2,666,057
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.5%, 5/01/2032	1,435,000	1,502,097
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.625%, 5/01/2035	865,000	907,730
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.75%, 5/01/2046	1,000,000	1,043,520

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.3%, 5/01/2039	$990,000	$ 1,113,169
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.4%, 5/01/2049	1,270,000	1,427,036
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 5.25%, 11/01/2035	430,000	458,343
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 7%, 11/01/2045	1,995,000	2,317,580
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 5.375%, 11/01/2046	375,000	399,612
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	5,330,000	5,348,147
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), “A”, 4%, 9/01/2051	1,785,000	1,914,929
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), “A”, 4%, 9/01/2056	3,010,000	3,217,353
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), “B-2”, 1.45%, 1/01/2027	810,000	787,017
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2047	1,020,000	1,081,801
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2052	1,875,000	1,986,793
Seminole County, FL, Industrial Development Authority, Educational Facilities Rev. (Galileo Schools for Gifted Learning Project), “A”, 4%, 6/15/2036 (n)	315,000	345,682
Seminole County, FL, Industrial Development Authority, Educational Facilities Rev. (Galileo Schools for Gifted Learning Project), “A”, 4%, 6/15/2041 (n)	425,000	460,562
Seminole County, FL, Industrial Development Authority, Educational Facilities Rev. (Galileo Schools for Gifted Learning Project), “A”, 4%, 6/15/2051 (n)	505,000	540,425
Seminole County, FL, Industrial Development Authority, Educational Facilities Rev. (Galileo Schools for Gifted Learning Project), “A”, 4%, 6/15/2056 (n)	705,000	748,564
St. John's & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 3.5%, 5/01/2024 (n)	420,000	428,594

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
St. John's & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 3.85%, 5/01/2029 (n)	$700,000	$ 747,544
St. John's & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 4.25%, 5/01/2037 (n)	1,000,000	1,074,035
St. John's County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027 (a)(d)	1,345,000	1,347,188
St. John's County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.25%, 10/01/2041 (a)(d)	2,800,000	2,804,603
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2027	110,000	118,766
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2028	105,000	113,641
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2029	120,000	130,104
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2030	105,000	113,790
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2031	110,000	118,775
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2036	525,000	558,446
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2041	390,000	408,690
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2046	390,000	404,746
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2050	380,000	392,608
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2022 (d)	498,908	299,345
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	155,000	165,311
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	145,000	154,475
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	315,000	336,016
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	935,000	996,829

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2040	$5,935,000	$ 6,562,584
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2044	2,695,000	2,971,592
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2055	6,100,000	6,749,757
Tampa, FL (University of Tampa Project), 5%, 4/01/2040	965,000	1,066,157
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2034	1,570,000	1,085,781
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2035	865,000	571,631
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2036	1,340,000	846,405
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2037	630,000	379,907
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2038	865,000	496,921
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2039	865,000	474,994
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2040	1,180,000	617,965
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2041	525,000	262,328
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2042	525,000	250,346
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2038	340,000	384,934
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2039	345,000	390,029
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2040	525,000	645,537
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2045	1,835,000	2,043,134

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2050	$3,715,000	$ 4,508,274
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 5/01/2035	2,255,000	2,382,937
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	3,995,000	4,210,501
University of South Florida Financing Corp, Refunding Certificates of Participation, “A”, 5%, 7/01/2031	5,420,000	6,047,725
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.375%, 5/01/2035	385,000	411,117
Wiregrass Community Development District, FL, Capital Improvement Rev., 4.875%, 5/01/2036	915,000	979,953
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	1,000,000	1,069,420
Wiregrass Community Development District, FL, Capital Improvement Rev., 5%, 5/01/2047	1,695,000	1,813,235
		$408,733,837
Georgia - 0.7%
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “A”, 4%, 1/01/2054	$4,675,000	$ 5,072,048
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “B”, 3.625%, 1/01/2031 (n)	2,175,000	2,250,739
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “B”, 5%, 1/01/2036 (n)	1,995,000	2,276,054
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “B”, 5%, 1/01/2054 (n)	6,200,000	6,911,156
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	580,000	632,090
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,025,000	1,110,310
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2038	1,100,000	1,184,742
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2031	325,000	401,286
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2032	365,000	417,774
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2033	210,000	240,252

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2034	$385,000	$ 440,183
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2036	340,000	386,135
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2037	350,000	428,128
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2038	370,000	451,790
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2039	320,000	361,142
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2040	225,000	273,921
Fulton County, GA, Development Authority Hospital Rev. (WellStar Health System, Inc. Project), “A”, 4%, 4/01/2050	3,705,000	4,102,837
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	140,000	143,952
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	2,245,000	2,730,394
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2056	2,580,000	3,033,320
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2063	2,580,000	3,033,320
Georgia Municipal Electric Authority (Project One), “A”, 5%, 1/01/2044	3,880,000	4,611,529
Georgia Private Colleges & Universities Authority Rev. (Mercer University Project), “C”, 5.25%, 10/01/2027	920,000	944,125
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2035	380,000	434,096
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2036	415,000	473,576
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2037	285,000	325,036
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5.5%, 8/15/2054 (Prerefunded 2/15/2025)	3,465,000	3,907,521
		$46,577,456

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Guam - 0.5%
Guam Education Financing Foundation (Guam Public School Facilities Project), “B”, COP, 5%, 10/01/2026 (n)	$12,905,000	$ 13,308,054
Guam Government Business Privilege Tax Refunding, “F”, 5%, 1/01/2029	400,000	473,079
Guam Government Business Privilege Tax Refunding, “F”, 5%, 1/01/2030	300,000	359,906
Guam Government Business Privilege Tax Refunding, “F”, 5%, 1/01/2031	400,000	487,553
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2036	1,710,000	1,884,644
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	2,315,000	2,518,239
Guam Government Department of Education (John F. Kennedy High School Energy Efficiency Project), “A”, COP, 3.625%, 2/01/2025	995,000	1,018,631
Guam Government Department of Education (John F. Kennedy High School Energy Efficiency Project), “A”, COP, 4.25%, 2/01/2030	1,750,000	1,871,270
Guam Government Department of Education (John F. Kennedy High School Energy Efficiency Project), “A”, COP, 5%, 2/01/2040	2,375,000	2,621,817
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2027	250,000	290,871
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2028	250,000	295,248
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2029	325,000	388,933
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2030	250,000	304,011
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2035	1,000,000	1,213,452
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2040	1,000,000	1,198,927
Guam International Airport Authority Rev. (A.B. Won Pat Airport), “A”, 3.839%, 10/01/2036	930,000	931,709
Guam International Airport Authority Rev. (A.B. Won Pat Airport), “A”, 4.46%, 10/01/2043	1,070,000	1,089,291
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	355,000	396,736
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,620,000	1,798,329
		$32,450,700

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Hawaii - 0.1%
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2030 (n)	$1,960,000	$ 2,044,584
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2035 (n)	1,125,000	1,165,327
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2045 (n)	1,140,000	1,168,742
Hawaii Harbor System Rev., “A”, 4%, 7/01/2033	525,000	607,957
Hawaii Harbor System Rev., “A”, 4%, 7/01/2034	460,000	530,247
Hawaii Harbor System Rev., “A”, 4%, 7/01/2035	330,000	379,871
Hawaii Harbor System Rev., “A”, 4%, 7/01/2036	30,000	34,498
		$5,931,226
Idaho - 0.1%
Idaho Health Facilities Authority Rev. (Madison Memorial Hospital Project), 5%, 9/01/2037	$830,000	$ 925,738
Idaho Health Facilities Authority Rev. (St. Luke's Health System Project), “A”, 4%, 3/01/2038	3,880,000	4,314,253
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 4.625%, 7/01/2029 (n)	185,000	203,284
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2039 (n)	1,100,000	1,302,479
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2049 (n)	515,000	600,924
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2054 (n)	565,000	657,482
		$8,004,160
Illinois - 11.3%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$12,665,000	$ 13,267,138
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6%, 9/01/2035 (n)	2,170,000	2,330,589
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6.25%, 9/01/2045 (n)	3,565,000	3,815,245
Chicago, IL, “A”, 5%, 1/01/2034	40,000,000	47,593,380
Chicago, IL, “A”, 5.5%, 1/01/2039	2,380,000	2,635,015
Chicago, IL, “C”, 5%, 1/01/2026	1,960,000	2,189,766
Chicago, IL, Board of Education, 5%, 12/01/2042	12,065,000	12,353,256
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2022	1,810,000	1,794,108

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2023	$1,540,000	$ 1,498,579
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2028	12,640,000	10,830,214
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2029	4,250,000	3,532,004
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2030	1,835,000	1,477,604
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2022	4,075,000	4,039,221
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2023	1,020,000	992,565
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2026	4,335,000	3,935,654
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2028	5,515,000	4,725,366
Chicago, IL, Board of Education, “A”, 5.5%, 12/01/2039	3,125,000	3,130,847
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	380,000	428,488
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	280,000	321,124
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2036	1,110,000	1,246,142
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2037	1,115,000	1,250,314
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2042	2,015,000	2,248,084
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	2,755,000	3,058,664
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	19,865,000	23,158,788
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2025	3,335,000	3,785,797
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2026	1,290,000	1,501,349
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2027	3,270,000	3,891,989
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2028	1,550,000	1,882,005
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2029	1,030,000	1,270,133
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2030	775,000	972,269

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2031	$2,135,000	$ 2,722,441
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2030	3,910,000	4,675,117
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2031	7,500,000	8,946,129
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2032	6,425,000	7,658,579
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2034	1,250,000	1,433,089
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2035	1,500,000	1,717,918
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 7%, 12/01/2046 (n)	7,105,000	8,807,187
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2029	1,230,000	1,474,256
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2030	800,000	956,546
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2031	800,000	954,254
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2032	800,000	953,597
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2033	715,000	851,970
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2034	715,000	850,938
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2035	515,000	612,384
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	5,735,000	6,477,751
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2036	8,650,000	9,747,099
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	10,610,000	11,790,287
Chicago, IL, Capital Appreciation “A”, NPFG, 0%, 1/01/2027	2,610,000	2,360,279

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NPFG, 0%, 1/01/2027	$3,180,000	$ 2,875,742
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	2,680,000	2,967,160
Chicago, IL, General Obligation, “A”, 5%, 1/01/2025	1,045,000	1,144,326
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	3,365,000	3,830,249
Chicago, IL, General Obligation, “A”, 5%, 1/01/2028	760,000	877,408
Chicago, IL, General Obligation, “A”, 5%, 1/01/2029	8,860,000	10,368,803
Chicago, IL, General Obligation, “A”, 5%, 1/01/2031	780,000	920,085
Chicago, IL, General Obligation, “A”, 5%, 1/01/2033	32,000,000	38,130,829
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2033	3,940,000	4,369,295
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2035	2,925,000	3,493,889
Chicago, IL, General Obligation, “A”, 5%, 1/01/2039	4,170,000	4,788,665
Chicago, IL, General Obligation, “A”, 5%, 1/01/2040	800,000	917,414
Chicago, IL, General Obligation, “A”, 5%, 1/01/2044	12,975,000	14,792,511
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2049	16,030,000	18,760,823
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2033	1,630,000	1,807,602
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2040	1,100,000	1,217,081
Chicago, IL, General Obligation, “F”, 5.5%, 1/01/2042	8,225,000	9,111,407
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “A”, 4%, 12/01/2046	1,665,000	1,922,423
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2046	15,000,000	7,003,395
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2047	29,475,000	13,271,752
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding Rev. (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2026	3,390,000	3,104,271
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2033	745,000	872,339
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2038	2,065,000	2,377,629
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2048	6,550,000	7,506,544
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	675,000	701,764
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	335,000	348,283
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,350,000	1,404,315

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2048	$4,695,000	$ 5,429,618
Chicago, IL, Transit Authority Rev. (Section 5307 Urbanized Area Formula Funds), 5%, 6/01/2027	1,235,000	1,451,749
Chicago, IL, Transit Authority Rev. (Section 5307 Urbanized Area Formula Funds), 5%, 6/01/2028	1,300,000	1,560,708
Chicago, IL, Transit Authority Rev. (Section 5307 Urbanized Area Formula Funds), 5%, 6/01/2029	975,000	1,193,377
Chicago, IL, Transit Authority Rev. (Section 5337 State of Good Repair Formula Funds), 5%, 6/01/2027	650,000	764,078
Chicago, IL, Transit Authority Rev. (Section 5337 State of Good Repair Formula Funds), 5%, 6/01/2028	1,300,000	1,560,708
Chicago, IL, Transit Authority Second Lien Sales Tax Rev., “A”, 5%, 12/01/2045	1,955,000	2,345,668
Chicago, IL, Transit Authority Second Lien Sales Tax Rev., “A”, 5%, 12/01/2055	1,805,000	2,133,751
Cook County, IL, General Obligation Refunding, 5%, 11/15/2034	835,000	957,499
Cook County, IL, General Obligation Refunding, 5%, 11/15/2035	3,030,000	3,473,018
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2031	1,945,000	2,395,818
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2032	1,280,000	1,574,040
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2033	1,250,000	1,535,332
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2030	960,000	1,200,119
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2031	1,200,000	1,504,394
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2032	700,000	876,088
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2035	895,000	1,112,684
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2036	755,000	932,084
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2037	920,000	1,133,845
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2038	1,255,000	1,541,539
Cook County, IL, Sales Tax Rev., “A”, 4%, 11/15/2039	1,600,000	1,810,355
Cook County, IL, Sales Tax Rev., “A”, 4%, 11/15/2040	1,465,000	1,653,489
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 3/01/2036	723,000	728,424
Illinois Finance Authority Rev. (Carle Foundation), “A”, 4%, 8/15/2037	4,350,000	5,040,502
Illinois Finance Authority Rev. (Carle Foundation), “A”, 4%, 8/15/2038	4,100,000	4,740,963
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	2,000,000	2,284,766

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	$2,000,000	$ 2,281,743
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 4.75%, 5/15/2033 (Prerefunded 5/15/2023)	350,000	367,019
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 4.75%, 5/15/2033	2,395,000	2,460,549
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 5.125%, 5/15/2043 (Prerefunded 5/15/2023)	430,000	452,965
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 5.125%, 5/15/2043	2,980,000	3,064,124
Illinois Finance Authority Rev. (McKinley Foundation), “A”, 5.125%, 11/01/2055 (n)	3,570,000	3,737,513
Illinois Finance Authority Rev. (McKinley Foundation), “B”, 7%, 11/01/2037 (n)	1,105,000	1,231,972
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2040	3,020,000	3,427,263
Illinois Finance Authority Rev. (Plymouth Place, Inc.), “A”, 5%, 5/15/2041	400,000	459,454
Illinois Finance Authority Rev. (Plymouth Place, Inc.), “A”, 5%, 5/15/2051	1,000,000	1,130,592
Illinois Finance Authority Rev. (Plymouth Place, Inc.), “A”, 5%, 5/15/2056	815,000	916,425
Illinois Finance Authority Rev. (Presence Health Network), 4%, 2/15/2041 (Prerefunded 2/15/2027)	20,000	22,382
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	2,625,000	3,049,929
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041 (Prerefunded 2/15/2027)	435,000	486,803
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041	9,405,000	10,274,466
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	5,515,000	6,387,509
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	1,305,000	1,394,445
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	640,000	723,593
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	1,310,000	1,472,559
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	1,005,000	1,130,068
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	970,000	1,089,788

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2034	$115,000	$ 131,218
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2044	580,000	690,790
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2049	725,000	858,095
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2051	580,000	685,721
Illinois Finance Authority, Educational Facility Rev. (Rogers Park Montessori School Project), 6%, 2/01/2034	700,000	737,074
Illinois Finance Authority, Educational Facility Rev. (Rogers Park Montessori School Project), 6.125%, 2/01/2045	1,800,000	1,886,124
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 2.25%, 7/01/2033	610,000	562,836
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	1,050,000	1,065,948
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2028	210,000	240,607
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	1,415,000	1,589,037
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2047	825,000	916,579
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2050	415,000	460,393
Illinois Housing Development Authority Rev., “A”, 3.87%, 11/15/2035 (z)	9,098,315	9,998,105
Illinois Housing Development Authority Rev., “A”, GNMA, 3%, 4/01/2051	4,075,000	4,263,628
Illinois Housing Development Authority Rev., “B”, 3.87%, 11/15/2035 (z)	3,710,500	4,077,455
Illinois Housing Development Authority Rev., “C”, 3.87%, 11/15/2035 (z)	3,702,592	4,068,765
Illinois Housing Development Authority Rev., “D”, FHLMC, 3.87%, 11/15/2035 (z)	3,378,609	3,712,741

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Housing Development Authority Rev., “E”, FHLMC, 3.87%, 11/15/2035 (z)	$2,326,354	$ 2,556,422
Illinois Sales Tax Securitization Corp., “A”, 5%, 1/01/2029	160,000	187,789
Illinois Sales Tax Securitization Corp., “A”, 5%, 1/01/2030	205,000	240,474
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	2,300,000	2,593,836
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	4,995,000	5,764,471
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2028	4,170,000	4,907,057
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	930,000	1,114,444
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	2,185,000	2,663,802
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	1,960,000	2,365,624
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	2,735,000	3,346,205
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	1,315,000	1,473,285
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	765,000	855,904
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	1,315,000	1,483,092
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2028	1,090,000	1,300,871
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2029	1,365,000	1,659,311
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2030	820,000	981,495
Illinois Toll Highway Authority Rev., “C”, 5%, 1/01/2037	7,500,000	8,244,715
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 3/01/2034	2,251,000	2,252,321
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2040	1,290,000	1,395,870
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2045	1,610,000	1,732,022
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B”, BAM, 0%, 12/15/2054	11,735,000	4,040,777
Metropolitan Pier & Exposition Authority Rev. (McCormick Place Expansion Project), Capital Appreciation, “A”, AGM, 0%, 12/15/2056	5,495,000	1,767,203

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Northern Illinois University, Auxiliary Facilities System Refunding Rev., BAM, 4%, 10/01/2039	$445,000	$ 504,979
Northern Illinois University, Auxiliary Facilities System Refunding Rev., BAM, 4%, 10/01/2041	430,000	486,342
Northern Illinois University, Auxiliary Facilities System Refunding Rev., BAM, 4%, 10/01/2043	260,000	292,732
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2036	755,000	852,025
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2038	850,000	955,916
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2040	810,000	908,163
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2041	385,000	431,066
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	1,450,000	1,561,576
Romeoville, IL, Rev. (Lewis University Project), “B”, 5%, 10/01/2039	1,500,000	1,619,245
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2041	1,130,000	1,180,636
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2046	1,120,000	1,165,675
State of Illinois, 5%, 2/01/2025	2,670,000	2,947,187
State of Illinois, 5%, 1/01/2028	550,000	551,873
State of Illinois, 5%, 5/01/2028	4,130,000	4,451,014
State of Illinois, 5.25%, 7/01/2028	3,260,000	3,449,256
State of Illinois, 5%, 11/01/2028	2,595,000	2,958,450
State of Illinois, 5%, 2/01/2029	2,820,000	3,209,652
State of Illinois, 4.125%, 11/01/2031	2,195,000	2,400,581
State of Illinois, 5%, 1/01/2033	300,000	335,155
State of Illinois, 4.5%, 11/01/2039	2,420,000	2,640,495
State of Illinois, 5%, 11/01/2040	10,180,000	11,492,192
State of Illinois, AGM, 5%, 2/01/2027	2,040,000	2,202,225
State of Illinois, AGM, 4%, 2/01/2030	900,000	998,312
State of Illinois, NPFG, 6%, 11/01/2026	5,955,000	6,933,037
State of Illinois, “A”, 5%, 11/01/2027	12,495,000	14,455,464
State of Illinois, “A”, 5%, 11/01/2028	16,990,000	19,948,231
State of Illinois, “A”, 5%, 4/01/2036	2,295,000	2,385,930
State of Illinois, “B”, 5%, 10/01/2030	5,000,000	6,033,074
State of Illinois, “B”, 5%, 11/01/2030	3,000,000	3,583,731
State of Illinois, “B”, 5%, 10/01/2031	5,000,000	6,006,020
State of Illinois, “A”, 5%, 12/01/2024	470,000	516,965
State of Illinois, “A”, 5%, 12/01/2038	1,185,000	1,350,604

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
State of Illinois, General Obligation, 5.5%, 5/01/2039	$8,810,000	$ 10,726,882
State of Illinois, General Obligation, 5.75%, 5/01/2045	9,310,000	11,387,688
State of Illinois, General Obligation, “A”, 5%, 3/01/2033	5,000,000	6,040,509
State of Illinois, General Obligation, “A”, 5%, 3/01/2034	4,000,000	4,829,641
State of Illinois, General Obligation, “A”, 5%, 3/01/2035	2,700,000	3,253,079
State of Illinois, General Obligation, “A”, 5%, 3/01/2036	3,250,000	3,911,443
State of Illinois, General Obligation, “A”, 5%, 3/01/2046	5,095,000	6,008,935
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2033	2,615,000	3,004,411
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2034	2,930,000	3,364,192
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2036	1,660,000	1,901,281
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2039	1,870,000	2,131,360
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2044	1,055,000	1,190,290
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2050	1,205,000	1,349,486
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2043	8,455,000	9,571,786
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2048	8,460,000	9,525,740
		$769,403,931
Indiana - 1.0%
Indiana Finance Authority Rev. (Marquette Project), 4.75%, 3/01/2032 (Prerefunded 3/01/2022)	$1,790,000	$ 1,796,384
Indiana Finance Authority Rev. (Marquette Project), 5%, 3/01/2039 (Prerefunded 3/01/2022)	1,215,000	1,219,577
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	460,000	499,728
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	1,155,000	1,241,856
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2035 (Prerefunded 7/01/2023)	2,095,000	2,212,633
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040 (Prerefunded 7/01/2023)	5,350,000	5,650,400
Indiana Finance Authority Taxable Refunding Rev. (BHI Senior Living), “B”, 3.21%, 11/15/2028	785,000	762,706
Indiana Finance Authority Taxable Refunding Rev. (BHI Senior Living), “B”, 3.26%, 11/15/2029	930,000	903,893

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Indiana Finance Authority Taxable Refunding Rev. (BHI Senior Living), “B”, 3.3%, 11/15/2030	$720,000	$ 700,744
Indiana Finance Authority Taxable Refunding Rev. (BHI Senior Living), “B”, 3.39%, 11/15/2031	570,000	555,783
Indiana Finance Authority, Educational Facilities Multipurpose Rev. (KIPP Indianapolis, Inc. Project), “A”, 4%, 7/01/2030	210,000	225,975
Indiana Finance Authority, Educational Facilities Multipurpose Rev. (KIPP Indianapolis, Inc. Project), “A”, 5%, 7/01/2040	340,000	376,679
Indiana Finance Authority, Educational Facilities Multipurpose Rev. (KIPP Indianapolis, Inc. Project), “A”, 5%, 7/01/2055	915,000	999,255
Indiana Finance Authority, Educational Facilities Rev. (Valparaiso University Project), 5%, 10/01/2030	235,000	283,382
Indiana Finance Authority, Educational Facilities Rev. (Valparaiso University Project), 5%, 10/01/2032	265,000	323,609
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 5%, 9/15/2039	1,755,000	2,033,115
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 4%, 9/15/2044	470,000	501,460
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 4%, 9/15/2049	460,000	488,653
Indiana Finance Authority, Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	10,605,000	12,206,770
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., “A”, GNMA, 4%, 7/01/2048	2,225,000	2,365,532
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., “A”, GNMA, 3%, 7/01/2051	1,590,000	1,662,497
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., “B”, 3%, 7/01/2050	3,140,000	3,287,591
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2042	1,430,000	1,440,363
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2032	600,000	712,467
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2033	440,000	522,027
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2035	550,000	649,373
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2038	1,640,000	1,927,309
Terre Haute, IN, Rev. (Westminster Village), 6%, 8/01/2039	4,600,000	4,646,197
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	4,370,000	4,769,869

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$10,875,000	$ 11,953,453
		$66,919,280
Iowa - 0.7%
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2030	$800,000	$ 861,750
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2031	1,480,000	1,593,614
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2032	715,000	769,587
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2033	1,095,000	1,173,874
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2038	865,000	924,560
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2048	1,590,000	1,691,440
Iowa Finance Authority, Single Family Mortgage Rev., “A”, FNMA, 4%, 7/01/2047	700,000	743,001
Iowa Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 3%, 1/01/2047	4,575,000	4,789,177
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	2,595,000	2,627,302
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	7,710,000	7,578,637
Iowa Tobacco Settlement Authority Asset-Backed, Senior Capital Appreciation, “B-2”, 0%, 6/01/2065	146,780,000	23,230,548
		$45,983,490
Kansas - 0.7%
Coffeyville, KS, Electric Utility System Rev., “B”, NPFG, 5%, 6/01/2038 (Prerefunded 6/01/2025) (n)	$3,600,000	$ 4,003,084
Coffeyville, KS, Electric Utility System Rev., “B”, NPFG, 5%, 6/01/2042 (Prerefunded 6/01/2025) (n)	1,500,000	1,667,952
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	1,405,000	1,533,250
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	615,000	668,506
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2030	1,085,000	1,204,788
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2032	985,000	1,089,087
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2039	1,280,000	1,401,961
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2043	4,000,000	4,400,522

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - continued
Manhattan, KS, Health Care Facilities Rev. (Meadowlark Hills), “A”, 4%, 6/01/2036	$1,000,000	$ 1,072,404
Manhattan, KS, Health Care Facilities Rev. (Meadowlark Hills), “A”, 4%, 6/01/2046	890,000	933,083
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2032	1,360,000	1,409,518
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2033	1,430,000	1,485,008
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2034	1,500,000	1,560,713
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2036	1,660,000	1,731,752
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2038	1,835,000	1,914,255
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2044	1,990,000	2,064,350
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2049	4,150,000	4,288,125
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 5/15/2043	4,165,000	4,313,501
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2033	605,000	645,964
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2038	710,000	753,500
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 4.625%, 5/15/2041	605,000	624,102
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2047	1,860,000	1,947,624
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “III”, 5%, 5/15/2034	1,750,000	1,884,905
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “IV-A”, 6.5%, 5/15/2048	1,500,000	1,554,089
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	1,895,000	1,911,338

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - continued
Wyandotte County/Kansas City, KS, Unified Government Community Improvement District Sales Tax Rev. (Legends Apartments Garage & West Lawn Project), 4.5%, 6/01/2040	$1,410,000	$ 1,449,982
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2044	1,740,000	1,894,701
		$49,408,064
Kentucky - 1.3%
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2032	$765,000	$ 914,179
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2033	760,000	907,880
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2034	870,000	1,038,692
Hazard, KY, Healthcare Rev. (Appalachian Regional Healthcare Project), 3%, 7/01/2046	2,475,000	2,497,502
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6%, 11/15/2036	2,385,000	2,434,349
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.25%, 11/15/2046	5,105,000	5,224,915
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.375%, 11/15/2051	5,415,000	5,570,206
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 11/15/2042	2,915,000	2,927,330
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 11/15/2045	1,325,000	1,330,950
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2037	1,250,000	1,450,141
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2041	13,475,000	15,555,970
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2046	5,245,000	6,052,026
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2037	3,040,000	3,479,017
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2041	1,995,000	2,280,024
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5.25%, 6/01/2041	1,555,000	1,791,561

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2045	$2,490,000	$ 2,837,888
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2045	2,860,000	3,380,963
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2047	1,605,000	1,657,476
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2036	2,505,000	2,618,080
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2046	6,945,000	7,174,189
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2051	1,755,000	1,809,439
Kentucky Higher Education Student Loan Corp. Rev., Tax-Exempt, “B-1”, 5%, 6/01/2036	8,965,000	9,813,539
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2033	135,000	158,590
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2035	140,000	164,267
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2036	80,000	93,594
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2038	170,000	200,206
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2041	130,000	151,187
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2046	230,000	264,420
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2051	275,000	313,975
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2056	265,000	301,867
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2034	1,440,000	1,585,159
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2035	2,290,000	2,517,248
		$88,496,829

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - 1.8%
Louisiana Gas and Fuels Tax Rev., 0.55%, 5/01/2043 (Put Date 5/01/2022)	$2,170,000	$ 2,170,430
Louisiana Gas and Fuels Tax Rev., 0.6%, 5/01/2043 (Put Date 5/01/2023)	2,170,000	2,170,894
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Cameron Parish Gomesa Project), 5.65%, 11/01/2037 (n)	1,355,000	1,567,412
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	11,125,000	11,451,869
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Jefferson Parish Gomesa Project), 4%, 11/01/2044 (n)	4,905,000	5,148,110
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Lafourche Parish Gomesa Project), 3.95%, 11/01/2043 (n)	3,855,000	4,041,050
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin' Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2043	560,000	655,510
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin' Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2048	2,445,000	2,860,210
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. Bernard Parish Gomesa Project), 4%, 11/01/2045 (n)	4,220,000	4,044,691
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Parish Gomesa Project), 3.9%, 11/01/2044 (n)	4,605,000	4,801,954
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	1,145,000	1,227,131
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	4,435,000	4,732,260
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. Mary's Parish Gomesa Project), 4.4%, 11/01/2044 (n)	3,295,000	3,518,661
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. Tammany Parish Gomesa Project), 3.875%, 11/01/2045 (n)	5,500,000	5,714,426

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Tangipahoa Parish Gomesa Project), 5.375%, 11/01/2038 (n)	$2,090,000	$ 2,378,742
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Terrebonne Parish Gomesa Project), 5.5%, 11/01/2039 (n)	1,515,000	1,732,780
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Vermilion Parish Gomesa Project), 4.625%, 11/01/2038 (n)	1,635,000	1,786,725
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 5.75%, 2/01/2032 (n)	900,000	964,388
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 6.125%, 2/01/2037 (n)	3,480,000	3,754,761
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 6.25%, 2/01/2047 (n)	2,830,000	3,033,752
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2029 (n)	670,000	694,590
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2039 (n)	1,660,000	1,699,153
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2054 (n)	2,635,000	2,655,992
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “A”, 4%, 6/01/2031 (n)	580,000	596,710
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “A”, 4%, 6/01/2041 (n)	1,330,000	1,355,384
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “A”, 4%, 6/01/2051 (n)	1,865,000	1,884,888
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “A”, 4%, 6/01/2056 (n)	2,200,000	2,218,200
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “C”, 4%, 6/01/2031 (n)	485,000	498,973
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “C”, 4%, 6/01/2041 (n)	880,000	896,795

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “C”, 4%, 6/01/2056 (n)	$1,160,000	$ 1,169,596
Louisiana Public Facilities Authority Rev. (BBR Schools - Mid City Campus Project), “C”, 4%, 6/01/2051 (n)	1,250,000	1,263,330
Louisiana Public Facilities Authority Rev. (Loyola University Project), Convertible Capital Appreciation, 0% to 10/01/2023, 5.25% to 10/01/2046	4,725,000	5,012,744
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-1”, 5.375%, 1/01/2040 (n)	4,365,000	4,872,009
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-1”, 5.5%, 1/01/2050 (n)	2,995,000	3,320,646
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-1”, 5.1%, 1/01/2057 (n)	10,045,000	10,794,952
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-2”, 7%, 1/01/2057 (n)	10,000,000	11,025,533
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), “A”, AGM, 5%, 10/01/2043	1,100,000	1,318,786
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), “A”, AGM, 5%, 10/01/2048	1,790,000	2,133,330
New Orleans, LA, Sewerage Services Rev., 5%, 12/01/2040 (Prerefunded 12/01/2025)	875,000	995,957
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2045 (Prerefunded 6/01/2025)	2,405,000	2,699,294
New Orleans, LA, Sewerage Services Rev., 5%, 12/01/2045 (Prerefunded 12/01/2025)	1,095,000	1,246,369
		$126,108,987
Maine - 0.2%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-2”, 4.375%, 8/01/2035 (Put Date 8/01/2025) (n)	$2,685,000	$ 2,936,477
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025 (n)	6,170,000	6,806,718
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), “A”, 4%, 7/01/2045	3,335,000	3,750,984
		$13,494,179

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - 1.1%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2025	$1,550,000	$ 1,605,182
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2026	520,000	542,625
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2029	590,000	618,926
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2033	1,170,000	1,225,873
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2035	900,000	942,365
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2042	1,480,000	1,545,329
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	2,490,000	2,590,761
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 5%, 9/01/2038	2,680,000	2,953,472
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	500,000	553,365
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	550,000	627,050
Frederick County, MD, Limited Obligation (Jefferson Technology Park Project), “B”, 4.625%, 7/01/2043 (n)	1,025,000	1,172,236
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	1,225,000	1,271,730
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	3,930,000	4,079,919
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.125%, 2/15/2034 (n)	850,000	880,518
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.375%, 2/15/2039 (n)	745,000	773,881
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047 (n)	2,190,000	2,265,079
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.5%, 9/01/2048 (u)	5,495,000	5,970,929
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “B”, 4.5%, 9/01/2048 (u)	4,465,000	4,826,416
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “B”, 3%, 9/01/2051	9,565,000	10,044,135
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2030	1,070,000	1,261,453
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2031	350,000	410,989
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2032	985,000	1,154,296
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2035	1,775,000	2,075,699

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 3.25%, 9/01/2030 (n)	$265,000	$ 281,435
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 4%, 9/01/2040 (n)	920,000	1,006,637
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2038	175,000	162,455
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2048	525,000	455,498
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2058	1,800,000	1,499,755
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), 5%, 1/01/2036	810,000	1,007,522
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), “A”, 5.5%, 1/01/2036	2,290,000	2,704,131
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2033	1,380,000	1,538,543
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	860,000	957,277
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2038	3,835,000	4,238,617
Prince George's County, MD, Special Obligation (Westphalia Town Center Project), 5.125%, 7/01/2039 (n)	790,000	865,532
Prince George's County, MD, Special Obligation (Westphalia Town Center Project), 5.25%, 7/01/2048 (n)	775,000	848,236
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “A-1”, 5%, 11/01/2037	890,000	952,562
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	1,530,000	1,630,425
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2047	1,605,000	1,705,531
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	2,600,000	2,717,772
		$71,964,156
Massachusetts - 1.5%
Lowell, MA, Collegiate Charter School Rev., 4%, 6/15/2024	$300,000	$ 305,833
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2029	455,000	493,349
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2049	750,000	792,693
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2054	580,000	611,815
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037 (a)(d)	9,250,000	2,775,000

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Atrius Health Issue), “A”, 5%, 6/01/2039	$1,300,000	$ 1,559,187
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,450,000	1,586,638
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,015,000	3,298,178
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	835,000	911,924
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2035	9,160,000	9,983,146
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2043	2,930,000	3,290,701
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 4%, 10/01/2046	870,000	928,323
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2027	3,690,000	4,007,023
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2037	1,000,000	1,099,758
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2042	3,000,000	3,277,907
Massachusetts Development Finance Agency Rev. (Lasell University), 4%, 7/01/2040	1,075,000	1,153,447
Massachusetts Development Finance Agency Rev. (Lasell University), 4%, 7/01/2045	495,000	525,716
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/2056	243,117	162,246
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037 (n)	400,000	430,055
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2047 (n)	3,140,000	3,370,375
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2057 (n)	7,070,000	7,586,215
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033 (Prerefunded 11/15/2023) (n)	1,350,000	1,474,421
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	310,000	327,334
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2024	1,400,000	1,526,881
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2025	800,000	895,731
Massachusetts Development Finance Agency Rev. (Springfield College), “B”, 4%, 6/01/2035	2,300,000	2,509,953

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Springfield College), “B”, 4%, 6/01/2041	$2,750,000	$ 2,976,921
Massachusetts Development Finance Agency Rev. (Springfield College), “B”, 4%, 6/01/2050	2,700,000	2,884,225
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	480,000	552,094
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	645,000	741,046
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	1,685,000	1,923,504
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “K”, 5%, 7/01/2038	1,120,000	1,282,377
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 5%, 7/01/2044	1,305,000	1,522,664
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	985,000	1,098,769
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2028	960,000	1,067,718
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 3%, 7/01/2035	2,585,000	2,629,446
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 2%, 7/01/2037	485,000	463,541
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 2.625%, 7/01/2036	885,000	876,324
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 4.125%, 7/01/2046	6,585,000	6,740,371
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 3.75%, 7/01/2047	10,430,000	10,518,160
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/2026	515,000	516,073
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/2028	535,000	536,189
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033 (u)	7,485,000	7,533,799
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	1,105,000	1,112,204
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., “C”, 3%, 7/01/2051	2,025,000	1,884,677
Massachusetts Housing Finance Agency, Single Family Housing Rev., “177”, 4%, 6/01/2039	275,000	285,040
Massachusetts Port Authority Rev., “C”, 5%, 7/01/2036	2,000,000	2,406,812
		$104,435,803

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - 1.5%
Detroit, MI, Downtown Development Authority Tax Increment Rev. (Catalyst Development), “A”, AGM, 5%, 7/01/2043	$2,220,000	$ 2,396,006
Detroit, MI, General Obligation, 5.5%, 4/01/2045	1,250,000	1,497,075
Detroit, MI, General Obligation, 5.5%, 4/01/2050	1,850,000	2,203,986
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5.25%, 7/01/2039 (Prerefunded 7/01/2022)	9,635,000	9,827,215
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/2039 (Prerefunded 7/01/2022)	3,190,000	3,250,346
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2036	725,000	865,528
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2038	665,000	792,216
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2043	1,185,000	1,392,639
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2037	1,155,000	1,247,998
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2047	2,660,000	2,852,104
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2052	1,185,000	1,268,950
Kent County, MI, Gerald R. Ford International Airport Authority Rev., 5%, 1/01/2046	1,050,000	1,295,950
Kent County, MI, Gerald R. Ford International Airport Authority Rev., 5%, 1/01/2051	1,380,000	1,695,788
Kentwood, MI, Economic Development Corp Rev. (Holland Home Obligated Group), 4%, 11/15/2031 (w)	645,000	707,883
Kentwood, MI, Economic Development Corp Rev. (Holland Home Obligated Group), 4%, 11/15/2043 (w)	1,445,000	1,546,089
Kentwood, MI, Economic Development Corp Rev. (Holland Home Obligated Group), 4%, 11/15/2045	255,000	273,122
Michigan Building Authority Rev., “I”, 4%, 10/15/2049	3,810,000	4,314,658
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	635,000	652,888
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	800,000	834,398
Michigan Finance Authority Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/2033 (Prerefunded 8/01/2024)	20,000	21,892
Michigan Finance Authority Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/2033	1,085,000	1,179,805
Michigan Finance Authority Hospital Rev. (Sparrow Obligated Group), 5%, 11/15/2045	7,000,000	7,701,238

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2034	$2,225,000	$ 2,612,741
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2037	1,000,000	1,170,645
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2048	5,215,000	6,143,639
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), “2”, 4%, 12/01/2036	6,610,000	7,457,686
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	875,000	974,483
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	2,070,000	2,307,543
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	1,355,000	1,506,666
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-1”, 5%, 7/01/2044 (Prerefunded 7/01/2022)	2,375,000	2,419,928
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-6”, 5%, 7/01/2033	2,280,000	2,481,729
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-2”, 5%, 7/01/2044 (Prerefunded 7/01/2022)	1,365,000	1,390,245
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), “D-2”, 5%, 7/01/2034	885,000	984,995
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2007 Sold Tobacco Receipts), “B-1”, 5%, 6/01/2049	1,295,000	1,500,008
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2007 Sold Tobacco Receipts), Capital Appreciation, “B-2”, 0%, 6/01/2065	40,000,000	5,152,036
Michigan Housing Development Authority, “A”, 4%, 6/01/2046	2,070,000	2,147,764
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2046 (n)	1,000,000	812,363

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2051 (n)	$900,000	$ 714,076
Michigan Strategic Fund Ltd. Variable Rate Limited Obligation Rev. (Graphic Packaging International LLC Coated Recycled Board Machine Project), 4%, 10/01/2061 (Put Date 10/01/2026)	1,835,000	2,004,442
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2046 (n)	2,070,000	1,681,590
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2051 (n)	2,070,000	1,642,374
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	2,215,000	2,430,680
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	750,000	824,346
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	575,000	627,304
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	1,240,000	1,347,408
Western Michigan University Rev., “A”, 5%, 11/15/2040	1,250,000	1,381,543
		$99,534,008
Minnesota - 0.6%
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.25%, 7/01/2040	$500,000	$ 544,373
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.5%, 7/01/2050	3,000,000	3,268,024
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), “A”, 4%, 7/01/2031	1,340,000	1,432,132
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), “A”, 4%, 7/01/2036	2,645,000	2,787,191
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), “A”, 4%, 7/01/2041	2,755,000	2,875,319
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2043	2,070,000	2,306,510
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2043	3,680,000	4,287,234
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2048	2,065,000	2,287,091
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2048	2,905,000	3,364,263
Duluth, MN, Independent School District No. 709, “A”, COP, 4%, 3/01/2032	1,570,000	1,625,448

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - continued
Duluth, MN, Independent School District No. 709, “A”, COP, 4.2%, 3/01/2034	$420,000	$ 436,541
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/2041	395,000	408,432
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037 (u)	4,785,000	5,000,919
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	3,890,000	3,809,402
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 4.75%, 7/01/2029 (n)	250,000	267,359
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.25%, 7/01/2033 (n)	420,000	464,897
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.5%, 7/01/2052 (n)	705,000	771,059
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.45%, 8/01/2028 (Prerefunded 8/01/2022)	250,000	255,886
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.7%, 8/01/2036 (Prerefunded 8/01/2022)	1,250,000	1,280,976
Woodbury, MN Charter School Lease Rev. (Woodbury Leadership Academy Project), “A”, 4%, 7/01/2031	690,000	750,752
Woodbury, MN Charter School Lease Rev. (Woodbury Leadership Academy Project), “A”, 4%, 7/01/2041	850,000	903,455
Woodbury, MN Charter School Lease Rev. (Woodbury Leadership Academy Project), “A”, 4%, 7/01/2051	660,000	692,201
Woodbury, MN Charter School Lease Rev. (Woodbury Leadership Academy Project), “A”, 4%, 7/01/2056	575,000	600,693
		$40,420,157
Mississippi - 0.6%
Jackson County, MS, Development Bank Special Obligation (Gomesa Project), 3.625%, 11/01/2036 (n)	$2,165,000	$ 2,051,935
Mississippi Business Finance Corp. Refunding Rev. (System Energy Resources, Inc. Project), 2.375%, 6/01/2044	4,730,000	4,201,430
Mississippi Development Bank Special Obligation (Hancock County Gomesa Project), 4.55%, 11/01/2039 (n)	3,800,000	4,128,162
Mississippi Home Corp., Single Family Mortgage Rev., “A”, 4%, 12/01/2044	2,020,000	2,156,132
Mississippi Home Corp., Single Family Mortgage Rev., “A”, GNMA, 3%, 12/01/2050	1,850,000	1,934,815

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	$1,845,000	$ 1,889,214
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2023	4,810,000	5,094,165
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2046	2,635,000	2,996,792
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2036	1,155,000	1,292,516
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2037	1,040,000	1,162,453
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2039	1,040,000	1,158,811
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2040	575,000	638,798
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2048 (Prerefunded 1/01/2028)	7,750,000	9,292,859
		$37,998,082
Missouri - 1.2%
Cape Girardeau County, MO, Industrial Development Authority, Health Facilities Rev. (SoutheastHealth), 4%, 3/01/2041	$460,000	$ 507,145
Cape Girardeau County, MO, Industrial Development Authority, Health Facilities Rev. (SoutheastHealth), 4%, 3/01/2046	520,000	567,155
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 5/01/2026 (d)(q)	2,495,000	1,197,600
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), “B”, AGM, 5%, 3/01/2055	7,785,000	9,084,013
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2040 (n)	2,140,000	2,130,949
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2050 (n)	4,845,000	4,751,946
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2036	1,300,000	1,444,652
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2037	415,000	459,946

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2041	$520,000	$ 571,537
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2051	1,480,000	1,600,128
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039 (Prerefunded 10/01/2023)	465,000	496,641
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2040	1,650,000	1,770,827
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2045	2,300,000	2,446,987
Missouri Health & Educational Facilities Authority Rev. (Capital Regional Medical Center), 5%, 11/01/2035	1,700,000	2,067,672
Missouri Health & Educational Facilities Authority Rev. (Capital Regional Medical Center), 5%, 11/01/2040	2,000,000	2,408,196
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/2031	1,735,000	1,881,586
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, 3.75%, 5/01/2038	380,000	395,764
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “B”, FNMA, 4.75%, 5/01/2049	3,295,000	3,589,350
Plaza at Noah's Ark Community District, MO, Increment and Improvement Rev., 3%, 5/01/2030	345,000	339,309
Plaza at Noah's Ark Community District, MO, Increment and Improvement Rev., 3.125%, 5/01/2035	240,000	228,441
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	695,000	737,938
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	490,000	516,242
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	1,355,000	1,410,221
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 5%, 11/15/2030	1,015,000	1,100,730
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 4%, 11/15/2036	1,165,000	1,210,172
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 5%, 11/15/2041	3,445,000	3,682,062
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 3.875%, 11/15/2029	1,100,000	1,063,628

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.375%, 11/15/2035	$2,110,000	$ 2,036,779
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.75%, 11/15/2047	4,220,000	4,107,223
St. Louis, MO, Industrial Development Authority Rev. (Friendship Village St. Louis Obligated Group), “A”, 5.25%, 9/01/2053	11,005,000	12,124,252
St. Louis, MO, Industrial Development Authority Rev. (St. Andrew's Resources for Seniors Obligated Group), “A”, 5.125%, 12/01/2045	3,620,000	3,871,883
St. Louis, MO, Land Clearance Redevelopment Authority Rev. (Kiel Opera House Renovation Project), 3.875%, 10/01/2035	2,515,000	2,408,056
St. Louis, MO, Municipal Finance Corp. Leasehold Rev. (Convention Center Expansion and Improvement Projects), AGM, 5%, 10/01/2040	1,910,000	2,324,844
St. Louis, MO, Municipal Finance Corp. Leasehold Rev. (Convention Center Expansion and Improvement Projects), AGM, 5%, 10/01/2045	6,475,000	7,786,445
		$82,320,319
Montana - 0.2%
Montana Board of Housing Single Family Mortgage, “B”, 3%, 12/01/2051	$1,300,000	$ 1,364,701
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A”, 4%, 6/01/2049	690,000	729,831
Montana Finance Authority, Health Care Facilities Rev. (Kalispell Regional Medical Center), “B”, 5%, 7/01/2043	3,840,000	4,386,726
Montana Finance Authority, Health Care Facilities Rev. (Kalispell Regional Medical Center), “B”, 5%, 7/01/2048	5,530,000	6,277,980
		$12,759,238
Nebraska - 0.2%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2034	$1,200,000	$ 1,521,909
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2036	1,940,000	2,512,049
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/2044	440,000	456,431
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, GNMA, 3%, 9/01/2045	4,145,000	4,337,581

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nebraska - continued
Nebraska Investment Finance Authority, Single Family Housing Rev., “C”, 4%, 9/01/2048 (u)	$3,375,000	$ 3,587,629
		$12,415,599
Nevada - 0.3%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 4.5%, 12/15/2029 (n)	$525,000	$ 564,488
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2035 (n)	1,715,000	1,867,515
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2038 (n)	1,395,000	1,512,627
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045 (n)	2,205,000	2,373,228
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2048 (n)	4,115,000	4,405,638
Director of the State of Nevada, Department of Business and Industry, Solid Waste Disposal Rev. (Republic Services, Inc. Project), 0.28%, 12/01/2026 (Put Date 6/01/2022) (n)	3,500,000	3,498,025
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2037 (n)	1,000,000	1,090,506
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2047 (n)	1,015,000	1,097,728
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2033	85,000	99,115
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2038	110,000	127,647
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4%, 6/01/2048	435,000	468,090
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4.125%, 6/01/2058	545,000	589,556
		$17,694,163

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - 0.6%
National Finance Authority, New Hampshire Resource Recovery Refunding Rev. (Covanta Project), “C”, 4.875%, 11/01/2042 (n)	$7,730,000	$ 7,947,399
National Finance Authority, New Hampshire Resource Recovery Refunding Rev., “A”, 3.625%, 7/01/2043 (Put Date 7/02/2040) (n)	1,805,000	1,848,984
National Finance Authority, New Hampshire Resource Recovery Refunding Rev., “B”, 3.75%, 7/01/2045 (Put Date 7/02/2040) (n)	3,090,000	3,176,756
National Finance Authority, New Hampshire Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2041	1,200,000	1,282,968
National Finance Authority, New Hampshire, Municipal Certificates, “A”, 4.125%, 1/20/2034	10,877,770	12,188,646
New Hampshire Health & Education Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2033	3,475,000	3,943,917
New Hampshire Health & Education Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2038	3,500,000	3,957,272
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	1,820,000	2,081,136
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	1,825,000	2,086,039
		$38,513,117
New Jersey - 5.9%
Atlantic City, NJ, Improvement Authority Lease Rev. (Stockton University Campus Phase II Project), “A”, AGM, 5%, 7/01/2033	$170,000	$ 214,325
Atlantic City, NJ, Improvement Authority Lease Rev. (Stockton University Campus Phase II Project), “A”, AGM, 5%, 7/01/2035	170,000	213,789
Atlantic City, NJ, Improvement Authority Lease Rev. (Stockton University Campus Phase II Project), “A”, AGM, 4%, 7/01/2038	275,000	317,239
Atlantic City, NJ, Improvement Authority Lease Rev. (Stockton University Campus Phase II Project), “A”, AGM, 4%, 7/01/2039	235,000	270,662
Atlantic City, NJ, Improvement Authority Lease Rev. (Stockton University Campus Phase II Project), “A”, AGM, 4%, 7/01/2040	340,000	390,874
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2037	5,875,000	6,796,159
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2042	490,000	563,838
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 11/01/2035	2,060,000	2,020,619
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029 (Prerefunded 6/15/2026)	430,000	494,749

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	$445,000	$ 479,489
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	690,000	742,294
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	2,570,000	2,761,748
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	1,305,000	1,401,854
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5.5%, 1/01/2027	325,000	351,257
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 1/01/2028	325,000	347,873
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	975,000	1,044,002
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	1,060,000	1,135,634
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	530,000	567,817
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2028	4,000,000	4,286,283
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2031	8,595,000	9,547,801
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), AGM, 5%, 6/01/2037	2,530,000	2,956,517
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), AGM, 5%, 6/01/2042	2,810,000	3,278,068
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	705,000	717,791
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	3,485,000	3,632,444
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	1,510,000	1,568,786
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	1,260,000	1,538,194
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2033	665,000	810,267
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	1,175,000	1,311,973

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	$1,130,000	$ 1,258,585
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	1,430,000	1,589,523
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2034	825,000	948,001
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2035	690,000	791,943
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2042	3,850,000	4,380,486
New Jersey Economic Development Authority Rev. (School Facilities Construction), “NN”, 5%, 3/01/2027	5,865,000	6,103,726
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	705,000	710,267
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2031 (u)	8,500,000	8,912,046
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 5%, 7/01/2033	400,000	457,956
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2027	5,075,000	6,007,218
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2028	1,560,000	1,836,351
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 9/15/2023	4,170,000	4,290,800
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	3,370,000	3,464,884
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	6,850,000	7,398,607
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), “C”, 5%, 6/15/2042	3,685,000	4,237,084
New Jersey Economic Development Authority, Water Facilities Rev. (Middlesex Water Co.), 5%, 8/01/2059	2,155,000	2,497,116
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	10,225,000	11,357,458
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2031	1,710,000	1,990,383

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2032	$1,710,000	$ 1,984,650
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2033	1,450,000	1,680,693
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2034	1,455,000	1,684,882
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2035	1,285,000	1,486,355
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2036	1,490,000	1,722,307
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2037	2,475,000	2,856,004
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 3.25%, 12/01/2039	7,810,000	8,032,626
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 2.5%, 12/01/2040	2,330,000	2,275,861
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”C“, 3.25%, 12/01/2051	960,000	905,009
New Jersey Housing & Mortgage Finance Agency, Single Family Housing Rev., “C”, 4.75%, 10/01/2050 (u)	11,745,000	12,818,109
New Jersey Housing & Mortgage Finance Agency, Single Family Housing Rev., “H”, 3%, 10/01/2052	11,590,000	12,191,115
New Jersey Transportation Trust Fund Authority, “A”, 4%, 6/15/2038 (w)	1,825,000	2,021,380
New Jersey Transportation Trust Fund Authority, “A”, 4%, 6/15/2039 (w)	3,725,000	4,113,764
New Jersey Transportation Trust Fund Authority, “A”, 4%, 6/15/2040 (w)	3,520,000	3,877,659
New Jersey Transportation Trust Fund Authority, “A”, 4%, 6/15/2041 (w)	3,070,000	3,371,561
New Jersey Transportation Trust Fund Authority, “A”, 4%, 6/15/2042 (w)	3,070,000	3,360,733
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2029 (w)	3,685,000	4,392,454
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2030 (w)	3,335,000	4,040,434

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2031 (w)	$5,280,000	$ 6,488,649
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2032 (w)	3,680,000	4,575,406
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2033 (w)	4,870,000	6,024,497
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2034 (w)	4,600,000	5,672,815
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2035	1,180,000	1,431,947
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2035 (w)	4,450,000	5,456,316
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2036	1,580,000	1,912,338
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2036 (w)	4,600,000	5,610,635
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2037	1,580,000	1,907,202
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2037 (w)	2,300,000	2,792,651
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2038	1,580,000	1,756,411
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2038	1,690,000	2,031,561
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2039	1,580,000	1,896,475
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2040	1,185,000	1,419,906
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2045	3,220,000	3,820,089
New Jersey Transportation Trust Fund Authority, “B”, AAC, 5.5%, 9/01/2026	4,490,000	5,274,597
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2029	3,270,000	3,737,968
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2031	2,180,000	2,484,445
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	4,395,000	5,047,172
New Jersey Transportation Trust Fund Authority, Transportation Program, “A”, 5%, 12/15/2039	625,000	739,771
New Jersey Transportation Trust Fund Authority, Transportation Program, “AA”, 5%, 6/15/2038	2,500,000	2,706,101

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, Transportation Program, “BB”, 5%, 6/15/2044	$625,000	$ 725,090
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2035	5,000,000	5,865,212
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2036	5,000,000	5,858,019
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “A”, 0%, 12/15/2037	50,000,000	30,496,080
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2028	16,430,000	14,119,165
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2035	4,750,000	3,207,056
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2036	12,405,000	8,075,329
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AGM, 0%, 12/15/2032	4,765,000	3,684,208
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, NPFG, 0%, 12/15/2027	9,360,000	8,280,729
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, NPFG, 0%, 12/15/2031	15,000,000	11,703,548
New Jersey Turnpike Authority, Turnpike Rev., “A”, 4%, 1/01/2042	2,660,000	3,048,801
Newark, NJ, Board of Education, Energy Savings Obligation Refunding, BAM, 5%, 7/15/2032	214,000	269,718
Newark, NJ, Board of Education, Energy Savings Obligation Refunding, BAM, 5%, 7/15/2033	261,000	328,791
Newark, NJ, Board of Education, Energy Savings Obligation Refunding, BAM, 4%, 7/15/2034	413,000	481,563
Newark, NJ, Board of Education, Energy Savings Obligation Refunding, BAM, 4%, 7/15/2036	402,000	466,006
State of New Jersey, COVID-19 General Obligation, “A”, 4%, 6/01/2023	7,035,000	7,311,901
State of New Jersey, COVID-19 General Obligation, “A”, 5%, 6/01/2024	3,520,000	3,819,941
State of New Jersey, COVID-19 General Obligation, “A”, 5%, 6/01/2027	20,195,000	23,626,559
State of New Jersey, COVID-19 General Obligation, “A”, 4%, 6/01/2030	4,070,000	4,675,360
		$399,640,404

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Mexico - 0.3%
Farmington, NM, Pollution Control Rev. (Public Service Company of New Mexico San Juan Project), “A”, 0.875%, 6/01/2040 (Put Date 10/01/2026)	$1,700,000	$ 1,658,405
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 4%, 9/01/2040	575,000	639,868
New Mexico Educational Assistance Foundation, “B-1”, 2.106%, 9/01/2051	6,405,000	6,343,511
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “A-1”, FNMA, 4%, 1/01/2049	1,145,000	1,223,823
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “C”, FNMA, 4%, 1/01/2049	2,335,000	2,491,850
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “I”, 3%, 1/01/2052	4,025,000	4,224,272
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2034	355,000	395,008
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2039	275,000	304,216
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2044	285,000	313,450
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2049	735,000	806,181
		$18,400,584
New York - 6.2%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Charter School for Applied Technologies Project), “A”, 5%, 6/01/2035	$1,000,000	$ 1,089,935
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045 (n)	3,370,000	3,725,100
Build NYC Resource Corp. Rev. (International Leadership Charter High School Project), “A”, 6.25%, 7/01/2046 (n)	1,315,000	1,424,175
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 5.75%, 7/01/2033	3,860,000	3,967,352
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	4,025,000	4,137,222
Jefferson County, NY, Civic Development Corp. Rev. (Samaritan Medical Center), “A”, 4%, 11/01/2032	535,000	565,933
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-1”, 5%, 5/15/2022	6,545,000	6,622,106
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2034	785,000	863,218
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2040	2,130,000	2,336,198

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2045	$990,000	$ 1,080,778
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2033 (n)	800,000	925,729
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2035 (n)	1,500,000	1,731,204
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2040 (n)	1,000,000	1,109,173
New York Environmental Facilities Corp. Rev., Solid Waste Disposal (Casella Waste Management, Inc. Project), 2.75%, 9/01/2050 (Put Date 9/02/2025) (n)	620,000	642,879
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	15,000,000	19,873,047
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	22,365,000	24,035,044
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040 (n)	5,850,000	6,380,597
New York State Thruway Authority, Personal Income Rev., “A-1”, 4%, 3/15/2046	20,165,000	22,567,182
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	8,340,000	8,424,034
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 3%, 8/01/2031	765,000	795,842
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	5,220,000	5,272,597
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5.25%, 8/01/2031	2,100,000	2,413,025
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5.375%, 8/01/2036	3,500,000	4,231,943
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2031	10,485,000	12,134,428
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2032	4,100,000	4,735,056

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 10/01/2035	$1,415,000	$ 1,676,978
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 1/01/2036	1,270,000	1,381,530
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 10/01/2040	4,000,000	4,675,776
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4.375%, 10/01/2045	19,055,000	21,174,177
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport Project), 2.25%, 8/01/2026	1,265,000	1,271,477
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2030	395,000	476,336
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2034	710,000	851,269
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2035	345,000	412,297
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2036	55,000	65,605
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2037	570,000	679,779
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 4%, 12/01/2038	235,000	256,810
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 4%, 12/01/2039	570,000	621,965
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2029	640,000	765,327
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2030	525,000	633,105

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2031	$580,000	$ 699,913
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2033	1,685,000	2,033,702
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2034	1,555,000	1,873,981
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2035	580,000	698,229
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2036	1,055,000	1,268,601
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2037	1,265,000	1,520,823
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2038	295,000	353,990
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), “E”, 3.5%, 2/15/2048	2,308,324	2,342,777
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	46,653,261	47,403,777
New York, NY, Industrial Development Agency Pilot Refunding Rev. (Yankee Stadium Project), “A”, AGM, 4%, 3/01/2045	945,000	1,055,640
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	1,075,000	1,089,513
New York, NY, Transitional Finance Authority Building Aid Rev., “S-3”, 5%, 7/15/2043	975,000	1,167,741
New York, NY, Transitional Finance Authority Future Tax Secured Subordinate, “C”, 4%, 2/01/2041 (w)	19,165,000	21,915,603
New York, NY, Transitional Finance Authority Future Tax Secured Subordinate, “E-1”, 5%, 2/01/2035	1,335,000	1,670,650
New York, NY, Transitional Finance Authority Future Tax Secured Subordinate, “E-1”, 5%, 2/01/2036	935,000	1,168,076
New York, NY, Transitional Finance Authority Future Tax Secured Subordinate, “E-1”, 5%, 2/01/2037	4,980,000	6,209,259
New York, NY, Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), “A”, 4%, 12/01/2035	260,000	294,874

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York, NY, Trust for Cultural Resources Refunding Rev. (Lincoln Center for the Performing Arts, Inc.), “A”, 5%, 12/01/2031	$350,000	$ 441,095
New York, NY, Trust for Cultural Resources Refunding Rev. (Lincoln Center for the Performing Arts, Inc.), “A”, 5%, 12/01/2032	1,160,000	1,460,660
New York, NY, Trust for Cultural Resources Refunding Rev. (Lincoln Center for the Performing Arts, Inc.), “A”, 4%, 12/01/2034	965,000	1,103,937
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 4.75%, 11/01/2042 (n)	6,865,000	7,044,340
Orange County, NY, Funding Corp. Assisted Living Residence Rev. (Hamlet at Wallkill Assisted Living Project), 6.5%, 1/01/2046	6,700,000	6,714,769
Port Authority of NY & NJ (214th Series), 4%, 9/01/2037	2,780,000	3,080,477
Port Authority of NY & NJ (214th Series), 4%, 9/01/2039	1,245,000	1,372,690
Port Authority of NY & NJ (214th Series), 4%, 9/01/2043	2,015,000	2,206,901
Port Authority of NY & NJ (221st Series), 4%, 7/15/2045	1,570,000	1,719,982
Port Authority of NY & NJ (223th Series), 5%, 7/15/2033	1,025,000	1,276,222
Port Authority of NY & NJ (223th Series), 4%, 7/15/2034	1,170,000	1,329,769
Port Authority of NY & NJ (223th Series), 4%, 7/15/2035	1,200,000	1,358,594
Port Authority of NY & NJ (223th Series), 4%, 7/15/2036	730,000	824,214
Port Authority of NY & NJ (223th Series), 4%, 7/15/2037	1,595,000	1,795,301
Port Authority of NY & NJ (223th Series), 4%, 7/15/2038	3,195,000	3,583,148
Port Authority of NY & NJ (223th Series), 4%, 7/15/2039	2,130,000	2,383,055
Port Authority of NY & NJ (223th Series), 4%, 7/15/2040	930,000	1,037,747
Port Authority of NY & NJ (226th Series), 5%, 10/15/2030	985,000	1,224,312
Port Authority of NY & NJ (226th Series), 5%, 10/15/2032	650,000	815,994
Port Authority of NY & NJ (226th Series), 5%, 10/15/2033	770,000	963,090
Port Authority of NY & NJ (226th Series), 5%, 10/15/2034	1,280,000	1,597,378
Port Authority of NY & NJ (226th Series), 5%, 10/15/2035	1,175,000	1,460,997
Port Authority of NY & NJ (226th Series), 5%, 10/15/2036	1,225,000	1,517,704
Port Authority of NY & NJ (226th Series), 5%, 10/15/2037	1,730,000	2,137,473
Port Authority of NY & NJ (226th Series), 5%, 10/15/2038	3,410,000	4,201,229
Port Authority of NY & NJ (226th Series), 5%, 10/15/2039	2,530,000	3,109,615
Port Authority of NY & NJ (226th Series), 5%, 10/15/2040	2,480,000	3,040,155
Port Authority of NY & NJ (226th Series), 5%, 10/15/2041	2,025,000	2,478,551
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B-1”, 4%, 6/01/2050	960,000	1,040,451
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, Capital Appreciation, “B-2”, 0%, 6/01/2066	12,995,000	2,178,037

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2028	$1,905,000	$ 1,836,203
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2029	2,955,000	2,815,895
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2030	2,135,000	2,008,687
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2031	5,765,000	5,362,502
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2032	7,900,000	7,277,327
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2033	4,625,000	4,206,573
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2034	17,535,000	15,812,570
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2035	13,015,000	11,686,027
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2036	4,435,000	3,944,200
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	825,000	952,748
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	410,000	472,769
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	3,020,000	3,421,910
Triborough Bridge & Tunnel Authority Rev., NY, “A”, FLR, 0.407% (67% of SOFR - 1 day + 0.38%), 1/01/2032 (Put Date 2/01/2024)	2,890,000	2,890,426
Triborough Bridge & Tunnel Authority Rev., NY, Payroll Mobility Tax (MTA Bridges and Tunnels), ”A-2“, 5%, 5/15/2051	16,090,000	19,834,656
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 4%, 9/15/2025	2,080,000	2,029,266
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 5%, 9/15/2037	7,780,000	7,525,666
		$425,368,689

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - 0.7%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2030	$285,000	$ 312,599
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2036	860,000	927,900
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2041	505,000	536,608
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2051	8,915,000	9,336,794
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “C”, 4%, 3/01/2036	635,000	671,152
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “C”, 4%, 3/01/2042	240,000	249,830
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	845,000	894,318
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	1,320,000	1,389,132
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	765,000	801,059
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2040	975,000	1,148,897
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2045	925,000	1,079,105
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2050	595,000	690,661
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligated Group), “A”, 4%, 11/01/2052	3,085,000	3,450,228
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Refunding Rev. (United Church Homes and Services), “C”, 5%, 9/01/2041 (Prerefunded 9/01/2023)	1,745,000	1,904,408

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Pennybyrn at Maryfield Project), “A”, 5%, 10/01/2040	$1,075,000	$ 1,189,531
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Pennybyrn at Maryfield Project), “A”, 5%, 10/01/2045	1,000,000	1,094,534
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2026	3,055,000	3,319,352
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2030	1,500,000	1,610,736
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Sharon Towers), “A”, 5%, 7/01/2039	1,540,000	1,698,779
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Sharon Towers), “A”, 5%, 7/01/2044	1,030,000	1,129,436
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2037	2,700,000	2,873,379
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037 (Prerefunded 9/01/2024)	1,265,000	1,384,894
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2046 (Prerefunded 9/01/2023)	1,815,000	1,980,803
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2042	505,000	561,994
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	990,000	1,096,065
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	2,015,000	2,227,509
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	805,000	888,553
University of North Carolina at Wilmington (Student Housing Projects), 5%, 6/01/2029	1,190,000	1,326,729
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	955,000	1,035,002
		$46,809,987
North Dakota - 0.3%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “B”, 4%, 1/01/2036	$415,000	$ 430,073
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “D”, 4.25%, 1/01/2049 (u)	4,960,000	5,312,029
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2034	5,445,000	6,297,517

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Dakota - continued
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2038	$3,050,000	$ 3,513,893
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2048	710,000	805,321
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2053	5,310,000	5,995,974
		$22,354,807
Ohio - 4.5%
Akron, Bath, & Copley, OH, Joint Township Hospital District Facilities Rev. (Summa Health Obligated Group), 5%, 11/15/2032	$385,000	$ 474,136
American Municipal Power, Inc. (Prairie State Energy Campus Project), “A”, 5%, 2/15/2042	3,440,000	3,681,736
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037 (Prerefunded 6/01/2022)	14,535,000	14,815,367
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2031	2,200,000	2,717,626
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2034	1,100,000	1,348,010
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2035	550,000	671,819
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	1,720,000	2,092,155
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2039	550,000	618,726
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	83,285,000	91,545,981
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, Capital Appreciation, 2020B-3, “2”, 0%, 6/01/2057	76,490,000	11,990,832
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2035	1,500,000	1,647,584
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2036	2,000,000	2,192,216
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2037	1,250,000	1,368,712
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2037	920,000	1,001,112
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2047	2,480,000	2,663,946
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2050	915,000	981,402

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2037	$1,250,000	$ 1,438,501
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2042	3,915,000	4,504,124
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 4.75%, 2/15/2047	5,240,000	5,885,532
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.25%, 2/15/2047	3,160,000	3,670,167
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2057	3,355,000	3,836,425
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.5%, 2/15/2057	14,395,000	16,894,352
Cuyahoga County, OH, Port Authority Tax Increment Financing Rev. (Flats East Bank Project), “A”, 4%, 12/01/2055 (n)	910,000	927,755
Cuyahoga County, OH, Port Authority Tax Increment Financing Rev. (Flats East Bank Project), “B”, 4.5%, 12/01/2055 (n)	520,000	536,247
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 4%, 9/01/2040	860,000	900,715
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 4%, 9/01/2045	1,545,000	1,604,695
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 5%, 9/01/2049	1,725,000	1,928,027
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, Inc.), 5%, 11/15/2034	1,380,000	1,488,877
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, Inc.), 5%, 11/15/2044	2,055,000	2,198,090
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 7/01/2042 (Prerefunded 7/01/2022)	7,810,000	8,043,139
Hickory Chase, OH, Community Authority Infrastructure Improvement Rev. (Hickory Chase Project), “A”, 5%, 12/01/2040 (n)	1,930,000	2,033,966
Lucas County, OH, Hospital Rev. (Promedica Healthcare), “A”, 5.25%, 11/15/2048	2,215,000	2,597,544
Miami County, OH, Hospital Facilities Rev. (Kettering Health), “A”, 5%, 8/01/2049	13,945,000	16,513,503
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), “A”, 4%, 8/01/2041	3,455,000	3,922,465
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), “A”, 4%, 8/01/2047	1,910,000	2,119,561
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 4%, 8/01/2041	390,000	443,660

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), “A”, 4%, 11/15/2038	$5,490,000	$ 6,075,046
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), “A”, 5%, 11/15/2035	1,000,000	1,196,072
Northeast Ohio Medical University, General Receipts, “A”, 4%, 12/01/2035	160,000	177,545
Northeast Ohio Medical University, General Receipts, “A”, 4%, 12/01/2045	120,000	130,344
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028 (n)	5,000,000	5,481,782
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038 (n)	2,325,000	2,588,175
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048 (n)	3,115,000	3,510,811
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5%, 12/01/2038	1,360,000	1,496,803
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.25%, 12/01/2043	1,390,000	1,533,030
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.25%, 12/01/2048	1,600,000	1,755,481
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.5%, 12/01/2053	1,000,000	1,108,987
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2035	1,495,000	1,829,519
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2038	1,425,000	1,736,558
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2039	1,505,000	1,831,454
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2042	2,575,000	3,118,039
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), “A”, 4.5%, 9/01/2048 (u)	7,340,000	7,909,367
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), “A”, 4.5%, 9/01/2049 (u)	10,600,000	11,455,066
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 5%, 11/15/2035	825,000	991,000
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2037	675,000	748,223
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2038	660,000	730,734

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2040	$725,000	$ 800,112
Ohio State Hospital Rev. (University Hospitals Health System, Inc.), “E”, 4%, 1/15/2038	1,000,000	1,112,334
Ohio State Hospital Rev. (University Hospitals Health System, Inc.), “E”, 4%, 1/15/2039	1,500,000	1,666,453
Ohio State Hospital Rev. (University Hospitals Health System, Inc.), “E”, 4%, 1/15/2041	1,925,000	2,133,040
Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2038 (u)	3,355,000	3,527,606
Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2043 (u)	8,150,000	8,569,297
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	7,865,000	8,629,215
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 12/01/2027	2,615,000	2,620,210
		$305,761,008
Oklahoma - 0.7%
Catoosa, OK, Industrial Authority Sales Tax Rev., 4%, 10/01/2028	$455,000	$ 457,483
Norman, OK, Regional Hospital Authority Rev., 5%, 9/01/2045	3,015,000	3,588,256
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,390,000	1,463,366
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2029	695,000	825,091
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2033	3,525,000	4,166,374
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2038	4,935,000	5,806,170
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2043	4,280,000	5,103,084
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2048	4,930,000	5,857,379
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.5%, 8/15/2052	11,495,000	13,807,154
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.5%, 8/15/2057	2,805,000	3,363,538
Oklahoma Housing Finance Agency, Single Family Mortgage Rev. (Homeownership Loan Project), “A”, 4.75%, 9/01/2048	3,005,000	3,269,446
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045 (Prerefunded 6/01/2024)	660,000	717,035
		$48,424,376

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - 1.0%
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2040 (n)	$1,000,000	$ 1,081,701
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), “A”, 5.25%, 11/15/2050 (n)	2,000,000	2,161,041
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), “A”, 5.375%, 11/15/2055 (n)	3,000,000	3,249,174
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), “B-2”, 2.75%, 11/15/2025 (n)	1,050,000	1,050,598
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4.5%, 5/01/2029 (Prerefunded 5/01/2022)	655,000	661,373
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2036	1,100,000	1,210,224
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2040 (Prerefunded 5/01/2022)	815,000	823,935
Medford, OR, Hospital Facilities Authority Rev. (Asante Projects), “A”, 5%, 8/15/2045	2,360,000	2,825,649
Medford, OR, Hospital Facilities Authority Rev. (Asante Projects), “A”, 5%, 8/15/2050	1,575,000	1,875,268
Medford, OR, Hospital Facilities Authority Rev. (Asante Projects), “A”, AGM, 4%, 8/15/2045	4,330,000	4,877,221
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “A”, 4%, 12/01/2041	2,860,000	2,982,811
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “A”, 4%, 12/01/2051	11,165,000	11,447,751
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “A”, 4%, 12/01/2056	7,000,000	7,148,275
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “B”, 1.2%, 6/01/2028	860,000	805,530
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “B-2”, 0.95%, 6/01/2027	2,225,000	2,103,077
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “C”, 1.25%, 6/01/2026	1,065,000	1,045,856
Oregon Facilities Authority Rev. (Samaritan Health Services Project), “A”, 5%, 10/01/2040	830,000	998,671
Oregon Housing & Community Services Department Mortgage Rev. (Single-Family Mortgage Program), “D”, 4.75%, 1/01/2050 (u)	9,120,000	9,865,405
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2042	1,160,000	1,328,737

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - continued
Yamhill County, OR, Hospital Authority Rev. (Friendsview), “A”, 5%, 11/15/2036	$795,000	$ 922,128
Yamhill County, OR, Hospital Authority Rev. (Friendsview), “A”, 5%, 11/15/2046	1,695,000	1,922,937
Yamhill County, OR, Hospital Authority Rev. (Friendsview), “A”, 5%, 11/15/2051	2,225,000	2,516,872
Yamhill County, OR, Hospital Authority Rev. (Friendsview), “A”, 5%, 11/15/2056	4,995,000	5,610,932
Yamhill County, OR, Hospital Authority Rev. (Friendsview), “B-1”, 2.5%, 11/15/2028	965,000	952,495
Yamhill County, OR, Hospital Authority Rev. (Friendsview), “B-2”, 2.125%, 11/15/2027	385,000	377,873
Yamhill County, OR, Hospital Authority Rev. (Friendsview), “B-3”, 1.75%, 11/15/2026	770,000	763,336
		$70,608,870
Pennsylvania - 6.2%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$3,110,000	$ 3,378,585
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Refunding Rev., 5%, 5/01/2042 (w)	2,345,000	2,816,495
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2028 (n)	900,000	1,041,621
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2033 (n)	765,000	874,851
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2042 (n)	2,175,000	2,461,370
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.375%, 5/01/2042 (n)	6,700,000	7,671,450
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2032 (n)	2,505,000	2,824,205
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042 (n)	1,990,000	2,216,573
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	1,110,000	1,121,468
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2042	4,605,000	4,652,577
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 4%, 11/01/2038	990,000	1,011,087

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 4%, 11/01/2047	$1,840,000	$ 1,823,736
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2047	12,200,000	12,958,289
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2050	22,365,000	23,684,088
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “B”, 5%, 2/01/2040 (Put Date 2/01/2030)	2,690,000	3,068,173
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “B-1”, 5%, 2/01/2040 (Put Date 2/01/2025)	8,255,000	8,830,362
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	460,000	533,053
Blythe Township, PA, Solid Waste Authority Rev., 7.75%, 12/01/2037 (Prerefunded 12/01/2027)	10,395,000	13,539,268
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2032	275,000	305,586
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2033	330,000	365,428
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2034	415,000	456,368
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2035	400,000	439,436
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2036	215,000	235,963
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 4%, 12/01/2035	6,355,000	6,558,323
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 4%, 12/01/2040	4,915,000	5,010,993
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 4%, 12/01/2044	4,455,000	4,483,651
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 4%, 12/01/2051	3,445,000	3,427,001
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 5%, 12/01/2051	2,600,000	2,757,110
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2030	815,000	862,930
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2035	1,000,000	1,051,091
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	1,730,000	1,814,772
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 4.75%, 12/15/2037	885,000	979,804

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2047	$2,040,000	$ 2,271,327
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2051	610,000	677,853
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/2037	1,735,000	1,779,504
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	1,395,000	1,651,110
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	1,195,000	1,412,323
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	605,000	714,163
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2023	440,000	455,434
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 4%, 1/01/2033 (Prerefunded 1/01/2025)	335,000	361,339
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 4%, 1/01/2033 (Prerefunded 1/01/2025)	1,185,000	1,278,169
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 4%, 1/01/2033	865,000	911,709
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2038 (Prerefunded 1/01/2025)	40,000	44,286
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2038 (Prerefunded 1/01/2025)	155,000	171,609
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2038	190,000	205,604
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ETM, 5%, 1/01/2023	110,000	114,235
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ETM, 5%, 1/01/2023	305,000	316,887
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2029	1,335,000	1,419,504
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2048	715,000	799,257
Doylestown, PA, Hospital Rev., “A”, 4%, 7/01/2045	765,000	812,006
Doylestown, PA, Hospital Rev., “A”, 5%, 7/01/2049	770,000	872,419

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030 (Prerefunded 7/01/2025)	$330,000	$ 371,271
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035 (Prerefunded 7/01/2025)	420,000	472,527
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039 (Prerefunded 7/01/2024)	325,000	354,813
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046 (Prerefunded 7/01/2024)	180,000	196,511
Erie County, PA, Water Authority Rev., “D”, BAM, 4%, 12/01/2038	750,000	848,083
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2029	195,000	215,731
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2032	1,250,000	1,371,316
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2038	2,795,000	3,047,015
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2039	385,000	419,128
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2043	3,685,000	3,993,470
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2048	3,730,000	4,026,744
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2049	510,000	550,382
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2053	3,660,000	3,944,288
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	7,745,000	8,311,454
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2046	3,450,000	3,678,924
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2051	5,280,000	5,618,227
Lancaster County, PA, Hospital Authority Health System Rev. (Saint Anne's Retirement Community, Inc. Project), 5%, 3/01/2050	500,000	549,647

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Lehigh County, PA, Water & Sewer Authority Rev., “A”, 5%, 12/01/2043	$3,620,000	$ 3,864,516
Lehigh County, PA, Water & Sewer Authority Rev., “A”, 5%, 12/01/2043 (Prerefunded 12/01/2023)	4,115,000	4,410,825
Luzerne County, PA, “A”, AGM, 5%, 11/15/2029	6,760,000	7,642,186
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 5%, 4/15/2059	1,305,000	1,551,803
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2044	2,765,000	3,047,746
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2049	2,635,000	2,886,093
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2051	4,795,000	5,246,076
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2048	8,850,000	10,325,127
Montgomery County, PA, Industrial Development Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), “C”, 5%, 11/15/2045	1,525,000	1,790,561
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	9,775,000	10,319,883
Moon Industrial Development Authority Rev. (Baptist Homes Society), 6.125%, 7/01/2050	3,915,000	4,186,886
Northeastern, PA, Hospital & Education Authority College Rev. (King's College Project), 5%, 5/01/2044	1,810,000	2,059,299
Northeastern, PA, Hospital & Education Authority College Rev. (King's College Project), 5%, 5/01/2049	1,095,000	1,239,978
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), 4%, 7/01/2030	1,600,000	1,782,841
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), 4%, 7/01/2033	1,750,000	1,937,317
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), 4%, 7/01/2041	1,050,000	1,150,632
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), 4%, 7/01/2046	2,000,000	2,180,139
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2030	2,010,000	2,299,625
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	9,950,000	11,413,056

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “B-2”, 0.3%, 4/01/2049 (Put Date 7/15/2022)	$2,050,000	$ 2,048,123
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 0.57%, 6/01/2041 (Put Date 6/03/2024)	6,295,000	6,268,330
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 0.18%, 8/01/2045 (Put Date 5/01/2022)	12,430,000	12,430,000
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 0.58%, 8/01/2037 (Put Date 8/01/2024)	2,200,000	2,170,825
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 2.625%, 6/01/2042	1,130,000	1,095,003
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “B”, 3.125%, 6/01/2048	1,800,000	1,702,405
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 4%, 5/01/2040	1,440,000	1,620,720
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 4.75%, 4/01/2033 (u)	4,795,000	5,107,020
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), 5%, 4/01/2028 (Prerefunded 4/01/2022)	1,740,000	1,753,193
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2032	11,030,000	12,834,991
Pennsylvania Turnpike Commission Rev., “A”, 5%, 12/01/2044	2,590,000	3,140,080
Philadelphia, PA, Authority for Industrial Development Charter School Rev. (Philadelphia Performing Arts: A String Theory Charter School Project), 5%, 6/15/2050 (n)	1,700,000	1,909,539
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	1,065,000	1,071,053
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2042	1,950,000	1,960,462
Philadelphia, PA, Authority for Industrial Development Rev. (Kipp Charter School Project), “B”, 4%, 4/01/2026	1,065,000	1,108,104
Philadelphia, PA, Authority for Industrial Development Rev. (Kipp Charter School Project), “B”, 5%, 4/01/2046	3,500,000	3,745,038
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.625%, 8/01/2036	885,000	970,344
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.75%, 8/01/2046	2,515,000	2,734,403

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	$1,910,000	$ 2,117,049
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	3,310,000	3,625,620
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Community Charter School II Project), 5%, 8/01/2030	460,000	524,439
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Community Charter School II Project), 5%, 8/01/2040	600,000	700,738
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Community Charter School II Project), 5%, 8/01/2050	575,000	662,779
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 6.875%, 6/15/2033	1,145,000	1,222,900
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 7.375%, 6/15/2043	1,975,000	2,113,172
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/2033	850,000	906,399
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	1,670,000	1,778,432
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2035	895,000	1,031,637
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	3,135,000	3,605,771
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “I”, 5%, 12/01/2037	2,655,000	2,991,243
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “I”, 5%, 12/01/2058	10,580,000	11,745,058
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “III”, 5.25%, 12/01/2047 (n)	3,245,000	3,372,241
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “III”, 5.5%, 12/01/2058 (n)	4,690,000	4,893,293
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2037	2,290,000	2,474,426
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2042	3,665,000	3,928,281

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	$3,790,000	$ 4,033,430
Philadelphia, PA, School District General Obligation, “F”, 5%, 9/01/2038 (Prerefunded 9/01/2026)	5,000	5,817
Philadelphia, PA, School District General Obligation, “F”, 5%, 9/01/2038	240,000	273,489
Philadelphia, PA, School District, “A”, 5%, 9/01/2033	405,000	486,611
Philadelphia, PA, School District, “A”, 5%, 9/01/2035	1,540,000	1,842,558
Philadelphia, PA, School District, “A”, 4%, 9/01/2036	2,045,000	2,315,453
Philadelphia, PA, School District, “A”, 5%, 9/01/2036	510,000	608,982
Philadelphia, PA, School District, “A”, 4%, 9/01/2037	1,560,000	1,765,530
Philadelphia, PA, School District, “A”, 5%, 9/01/2037	510,000	608,401
Philadelphia, PA, School District, “A”, 4%, 9/01/2038	2,410,000	2,722,874
Philadelphia, PA, School District, “A”, 5%, 9/01/2038	510,000	607,852
Philadelphia, PA, School District, “A”, 4%, 9/01/2039	1,260,000	1,421,690
Philadelphia, PA, School District, “B”, 5%, 9/01/2043	1,525,000	1,807,091
Philadelphia, PA, School District, “F”, 5%, 9/01/2037	980,000	1,118,602
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 5%, 9/01/2033	785,000	1,037,357
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 4%, 9/01/2035	390,000	448,796
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 5%, 9/01/2044	2,615,000	3,168,326
Scranton-Lackawanna, PA, Health and Welfare Authority, University Rev. (Marywood University Project), 5%, 6/01/2046	10,015,000	10,543,351
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/2044 (Prerefunded 6/01/2024)	3,000,000	3,273,768
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2044	2,555,000	2,782,929
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2046	3,920,000	4,253,255
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2048	2,685,000	2,904,848
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 4%, 7/01/2023	270,000	274,261
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	355,000	384,594
Washington County, PA, Trinity Area School District, AGM, 4%, 11/01/2041	655,000	750,671

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Washington County, PA, Trinity Area School District, AGM, 4%, 11/01/2043	$695,000	$ 795,514
Washington County, PA, Trinity Area School District, AGM, 4%, 11/01/2046	1,175,000	1,342,054
Washington County, PA, Trinity Area School District, AGM, 4%, 11/01/2051	1,655,000	1,878,297
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2030	395,000	428,597
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2035	390,000	419,982
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), “A”, 4%, 7/01/2025	395,000	428,890
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), “A”, 5%, 7/01/2027	630,000	739,438
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), “A”, 5%, 7/01/2029	710,000	864,342
		$424,529,326
Puerto Rico - 8.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NPFG, 4.75%, 7/01/2038	$7,680,000	$ 7,791,441
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	8,365,000	8,431,848
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NPFG, 5%, 7/01/2029	630,000	640,012
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “M”, AGM, 5%, 7/01/2032	1,130,000	1,139,105
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2030	8,340,000	8,475,667
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	3,345,000	3,396,043
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NPFG, 5%, 7/01/2038	810,000	822,872
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	750,000	756,929
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	71,630,000	64,467,000
Commonwealth of Puerto Rico, Public Improvement, AAC, 4.5%, 7/01/2023	185,000	185,316
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	9,505,000	9,571,385
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	1,345,000	1,354,188

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NPFG, 6%, 7/01/2027	$3,665,000	$ 3,708,626
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	11,555,000	11,820,527
Puerto Rico Electric Aqueduct and Sewer Authority Rev., “A”, 5%, 7/01/2030 (n)	20,000,000	24,679,602
Puerto Rico Electric Aqueduct and Sewer Authority Rev., “A”, 5%, 7/01/2035 (n)	10,000,000	12,088,236
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	27,420,000	28,242,600
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	2,965,000	3,053,950
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2022 (a)(d)	1,075,000	1,111,281
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	500,000	516,875
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	6,605,000	6,827,919
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	8,560,000	8,816,800
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	14,860,000	15,305,800
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	525,000	540,750
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	555,000	561,814
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	2,345,000	2,373,795
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	10,450,000	10,632,875
Puerto Rico Electric Power Authority Rev., “NN”, NPFG, 5.25%, 7/01/2022	2,165,000	2,173,687
Puerto Rico Electric Power Authority Rev., “NN”, NPFG, 4.75%, 7/01/2033	380,000	387,150
Puerto Rico Electric Power Authority Rev., “PP”, NPFG, 5%, 7/01/2022	1,150,000	1,176,422
Puerto Rico Electric Power Authority Rev., “PP”, NPFG, 5%, 7/01/2024	240,000	245,514
Puerto Rico Electric Power Authority Rev., “PP”, NPFG, 5%, 7/01/2025	260,000	265,974
Puerto Rico Electric Power Authority Rev., “RR”, AGM, 5%, 7/01/2028	185,000	188,801

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “RR”, NPFG, 5%, 7/01/2022	$695,000	$ 710,968
Puerto Rico Electric Power Authority Rev., “SS”, AGM, 4.375%, 7/01/2030	280,000	283,829
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2022 (a)(d)	2,425,000	2,497,750
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	3,275,000	3,373,250
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	425,000	437,750
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	11,890,000	12,246,700
Puerto Rico Electric Power Authority Rev., “TT”, NPFG, 5%, 7/01/2024	1,230,000	1,258,260
Puerto Rico Electric Power Authority Rev., “TT”, NPFG, 5%, 7/01/2026	65,000	66,493
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	490,000	500,068
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 4.25%, 7/01/2027	1,705,000	1,725,977
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2025	475,000	493,340
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2026	1,070,000	1,116,640
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2029	3,765,000	3,956,756
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	5,250,000	5,473,642
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	630,000	666,650
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	445,000	460,575
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	1,010,000	1,044,087
Puerto Rico Electric Power Authority Rev., “XX-RSA-1”, 5.75%, 7/01/2036 (a)(d)	4,890,000	5,091,712
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	4,720,000	4,861,600
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	5,265,000	5,442,694
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	1,180,000	1,219,825

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	$3,705,000	$ 3,830,044
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	5,700,000	5,842,500
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 6/01/2026	4,530,000	4,677,225
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	4,780,000	4,850,147
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	645,000	653,677
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	165,000	165,412
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	2,645,000	2,677,431
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	980,000	982,450
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	1,330,000	1,347,627
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	1,155,000	1,157,887
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	1,625,000	1,649,375

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	$525,000	$ 528,451
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	1,330,000	1,349,950
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2023	5,450,000	5,615,115
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	11,530,000	11,821,976
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	1,145,000	1,179,733
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	9,895,000	10,213,441
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2028	1,075,000	1,112,425
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2037	8,455,000	4,132,909
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2043	2,295,000	825,539
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2044	7,350,000	2,510,804
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	325,000	327,597
Puerto Rico Public Buildings Authority Government Facilities Rev., “I”, AGM, 5%, 7/01/2036	735,000	740,874
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	6,225,000	6,439,751
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NPFG, 6%, 7/01/2027	1,470,000	1,487,498
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NPFG, 6%, 7/01/2028	600,000	607,142
Puerto Rico Public Buildings Authority Government Facilities Rev., “N”, AGM, 5%, 7/01/2032	690,000	695,514
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	1,542,000	1,693,726
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	5,000,000	5,488,024
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	100,138,000	111,306,031
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	31,098,000	33,756,640

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	$298,000	$ 323,393
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	9,051,000	9,919,573
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	400,000	380,329
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	2,598,000	2,318,703
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	825,000	690,703
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	20,100,000	15,676,627
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	20,115,000	14,589,685
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	35,757,000	11,609,383
University of Puerto Rico Rev., “P”, NPFG, 5%, 6/01/2025	595,000	604,456
		$580,459,137
Rhode Island - 0.1%
Rhode Island Student Loan Authority, Education Loan Rev., “A”, 2.25%, 12/01/2039	$2,705,000	$ 2,612,281
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/2034	1,280,000	1,292,077
		$3,904,358
South Carolina - 0.8%
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4%, 11/01/2030 (n)	$425,000	$ 463,880
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4.25%, 11/01/2040 (n)	1,000,000	1,086,114
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4.375%, 11/01/2049 (n)	500,000	539,988
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	4,130,000	4,266,054
South Carolina Jobs & Economic Development Authority, 5%, 4/01/2048	1,500,000	1,598,291
South Carolina Jobs & Economic Development Authority, 5.25%, 4/01/2053	4,060,000	4,344,425
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Green Charter Schools Project), “A”, 4%, 6/01/2036 (n)	520,000	544,562

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Green Charter Schools Project), “A”, 4%, 6/01/2046 (n)	$330,000	$ 339,284
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Green Charter Schools Project), “A”, 4%, 6/01/2056 (n)	130,000	133,210
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	805,000	809,620
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), “B”, 5%, 5/01/2037	925,000	958,584
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036 (n)	5,735,000	6,201,963
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 4%, 11/01/2029	3,240,000	3,444,439
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2033	3,570,000	3,890,757
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2037	1,380,000	1,501,516
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2042	3,515,000	3,814,066
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2046	1,905,000	2,048,946
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), “A”, 5%, 5/01/2048	9,330,000	10,799,829
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	2,655,000	2,847,295
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2052	2,610,000	2,796,577
South Carolina Ports Authority Rev., 5.25%, 7/01/2050 (Prerefunded 7/01/2025)	1,485,000	1,680,960
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 5%, 4/15/2048	1,330,000	1,554,060

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, AGM, 4%, 4/15/2045	$1,200,000	$ 1,351,026
		$57,015,446
South Dakota - 0.0%
South Dakota Housing Development Authority, Homeownership Mortgage, “A”, 3%, 11/01/2051	$3,345,000	$ 3,498,216
Tennessee - 0.6%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045 (Prerefunded 1/01/2023)	$2,270,000	$ 2,362,562
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	295,000	344,558
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2030	680,000	778,928
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2031	800,000	914,038
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2036	1,380,000	1,570,743
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), “A”, 5%, 9/01/2040	10,535,000	12,352,050
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project), “A”, 4.75%, 7/01/2027	100,000	93,971
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project), “A”, 5.625%, 1/01/2046	250,000	217,822
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2034	240,000	277,918
Metropolitan Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/2040	3,000,000	3,321,027
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5%, 12/01/2034	500,000	532,807
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2044	1,000,000	1,063,379
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2032	610,000	478,367

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2033	$875,000	$ 666,532
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2034	520,000	384,305
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2035	680,000	486,304
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2036	650,000	449,786
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2037	780,000	522,486
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2038	650,000	420,296
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	2,105,000	2,158,984
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 4%, 1/01/2043	1,565,000	1,662,451
Tennessee Housing Development Agency, Residential Finance Program Rev., “3”, 4.25%, 7/01/2049	1,910,000	2,045,932
Tennessee Housing Development Agency, Residential Finance Program Rev., “4”, 4.5%, 7/01/2049 (u)	9,095,000	9,852,755
		$42,958,001
Texas - 5.6%
Arlington, TX, Higher Education Finance Corp. Education Rev. (Basis Texas Charter Schools, Inc.), “A”, 4%, 6/15/2030 (n)	$985,000	$ 1,015,039
Arlington, TX, Higher Education Finance Corp. Education Rev. (Basis Texas Charter Schools, Inc.), “A”, 4%, 6/15/2040 (n)	1,810,000	1,829,279
Arlington, TX, Higher Education Finance Corp. Education Rev. (Basis Texas Charter Schools, Inc.), “A”, 4%, 6/15/2050 (n)	4,810,000	4,829,399
Arlington, TX, Higher Education Finance Corp. Education Rev. (Brooks Academies of Texas), “A”, 4%, 6/15/2031 (n)	1,000,000	1,014,387
Arlington, TX, Higher Education Finance Corp. Education Rev. (Brooks Academies of Texas), “A”, 5%, 6/15/2041 (n)	8,445,000	8,793,839
Arlington, TX, Higher Education Finance Corp. Education Rev. (Brooks Academies of Texas), “A”, 5%, 6/15/2051 (n)	3,500,000	3,614,777
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 4%, 8/15/2031	355,000	369,499

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.375%, 8/15/2036	$820,000	$ 885,746
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5%, 8/15/2041	900,000	962,513
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.5%, 8/15/2046	3,680,000	3,944,698
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5%, 8/15/2051	1,500,000	1,578,451
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2038	1,060,000	1,146,583
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2048	1,750,000	1,865,626
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2053	1,695,000	1,802,625
Arlington, TX, Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2037	800,000	946,806
Arlington, TX, Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2038	655,000	774,138
Arlington, TX, Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2043	3,400,000	3,988,411
Austin, TX, Airport System Rev., “B”, 5%, 11/15/2041	930,000	1,062,260
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2029	890,000	982,615
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2031	1,325,000	1,455,806
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2034	260,000	274,728
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2026	615,000	654,055
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2028	400,000	428,120
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2030	585,000	621,758
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 2.35%, 4/01/2040	350,000	350,843
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 3%, 4/01/2040	1,100,000	1,000,291
Brazos, TX, Higher Education Authority, Inc., Taxable Student Loan Program Rev., “1A”, 3.414%, 4/01/2040	705,000	712,253
Capital Area, TX, Housing Finance Corp., Multi-Family Housing Rev. (Grand Ave. Flats), 0.29%, 8/01/2039 (Put Date 8/01/2024)	4,550,000	4,453,298
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/2045 (Prerefunded 7/01/2025)	1,315,000	1,480,401

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Clear Creek, TX, Independent School District Variable Rate Unlimited Tax School Building, “B”, 0.28%, 2/15/2038 (Put Date 8/15/2024)	$2,015,000	$ 1,971,776
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2033	845,000	902,059
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2043	1,850,000	1,967,853
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	190,000	194,431
Conroe, TX, Local Government Corp., First Lien Hotel Rev. (Convention Center Hotel), “A”, 2.5%, 10/01/2031	470,000	448,394
Conroe, TX, Local Government Corp., First Lien Hotel Rev. (Convention Center Hotel), “A”, 4%, 10/01/2050	995,000	1,055,986
Conroe, TX, Local Government Corp., Second Lien Hotel Rev. (Convention Center Hotel), “B”, 3.5%, 10/01/2031 (n)	385,000	368,111
Conroe, TX, Local Government Corp., Second Lien Hotel Rev. (Convention Center Hotel), “B”, 5%, 10/01/2050 (n)	730,000	772,669
Conroe, TX, Local Government Corp., Third Lien Hotel Rev. (Convention Center Hotel), “C”, 4%, 10/01/2041	310,000	347,193
Conroe, TX, Local Government Corp., Third Lien Hotel Rev. (Convention Center Hotel), “C”, 4%, 10/01/2046	365,000	400,914
Conroe, TX, Local Government Corp., Third Lien Hotel Rev. (Convention Center Hotel), “C”, 4%, 10/01/2050	265,000	290,219
Dallas, TX, Dallas Area Rapid Transit Rev., “B”, 5%, 12/01/2047	3,145,000	3,877,878
Dallas, TX, Dallas Area Rapid Transit Rev., “B”, 4%, 12/01/2051	3,165,000	3,583,711
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “C”, 4%, 9/01/2044	1,894,000	2,065,498
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2033	550,000	639,092
Ector County, TX, Hospital District General Obligation Refunding, 4%, 9/15/2034	1,270,000	1,361,584
El Paso, TX, Independent School District, Maintenance Tax Notes, 2%, 2/01/2040 (Put Date 8/01/2023)	1,880,000	1,909,352
Galveston, TX, Public Facility Corp., Multi-Family Housing Rev. (Oleanders At Broadway), 0.47%, 8/01/2025 (Put Date 8/01/2024)	2,465,000	2,410,964
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 5/01/2025	2,845,000	2,871,628
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 8%, 4/01/2028	875,000	876,079
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Brazos Presbyterian Homes Inc. Project), 7%, 1/01/2043 (Prerefunded 1/01/2023)	2,265,000	2,392,307

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2031	$1,425,000	$ 1,546,823
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	185,000	200,853
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	450,000	488,611
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2034	5,165,000	3,078,238
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2038	40,280,000	18,663,851
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	745,000	339,236
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	1,865,000	653,881
Housing Options, Inc., Texas Multi-Family Housing Rev. (Brooks Manor - The Oaks Project), 0.5%, 8/01/2041 (Put Date 3/01/2025)	2,085,000	2,033,247
Houston, TX, Airport System Rev., Special Facilities Rev. (Continental Airlines, Inc.), 6.625%, 7/15/2038	7,680,000	7,725,436
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	3,060,000	3,199,357
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	160,000	169,310
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), “A”, 5%, 7/01/2027	730,000	827,926
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	16,260,000	17,553,068
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2027	1,005,000	1,140,420
Houston, TX, Higher Education Finance Corp. University Rev. (Houston Baptist University Project), 3.375%, 10/01/2037	260,000	260,342
Houston, TX, Higher Education Finance Corp. University Rev. (Houston Baptist University Project), 4%, 10/01/2051	880,000	930,968
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	100,000	100,317
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2044	1,290,000	1,452,681
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2035	190,000	222,471
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2037	285,000	332,172
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2038	310,000	360,715
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2043	565,000	651,528

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Mission, TX, Economic Development Corp. (NatGasoline Project), 4.625%, 10/01/2031 (n)	$4,240,000	$ 4,458,942
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2038	460,000	539,602
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2048	1,905,000	2,226,713
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2058	1,685,000	1,963,720
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 3.375%, 8/15/2029 (n)	780,000	793,200
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 5%, 8/15/2039 (n)	2,550,000	2,685,112
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 5%, 8/15/2049 (n)	1,555,000	1,628,058
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Cumberland Academy), “A”, 5%, 8/15/2040 (n)	3,500,000	3,762,372
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Cumberland Academy), “A”, 5%, 8/15/2050 (n)	3,000,000	3,202,964
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Jubilee Academic Center), 4%, 8/15/2046 (n)	3,040,000	3,212,777
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Jubilee Academic Center), 4%, 8/15/2051 (n)	4,515,000	4,752,716
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2037	2,000,000	2,130,097
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2042	3,000,000	3,184,089
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5%, 11/15/2026	295,000	307,823
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.375%, 11/15/2036	420,000	442,284
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.5%, 11/15/2046	835,000	875,294

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.5%, 11/15/2052	$960,000	$ 1,003,374
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 3%, 1/01/2024	140,000	138,968
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 4%, 1/01/2029	440,000	440,251
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2035	1,325,000	1,373,936
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2039	465,000	479,781
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2043	1,420,000	1,460,658
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2049	1,470,000	1,508,049
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2050	550,000	559,622
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2055	2,050,000	2,079,819
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2030 (Prerefunded 4/01/2025)	310,000	346,761
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2035 (Prerefunded 4/01/2025)	310,000	346,761
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2047 (Prerefunded 4/01/2025)	770,000	861,311
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Island Campus LLC - Texas A&M University - Corpus Christi Island Campus Project), “A”, 5%, 4/01/2029 (Prerefunded 4/01/2027)	265,000	310,919

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 5%, 4/01/2046	$1,295,000	$ 1,392,020
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), “A”, 5.5%, 8/15/2035 (n)	1,530,000	1,680,160
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), “A”, 5.75%, 8/15/2045 (n)	2,250,000	2,469,032
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2033	155,000	156,906
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2038	385,000	389,562
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2048	1,155,000	1,167,862
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2032 (Prerefunded 6/15/2022)	595,000	604,793
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2037 (Prerefunded 6/15/2022)	655,000	665,781
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2042 (Prerefunded 6/15/2022)	785,000	797,921
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5.25%, 6/15/2048 (Prerefunded 6/15/2022)	1,435,000	1,459,941
North Central, TX, Housing Finance Corp., Multifamily Housing Rev. (Bluebonnet Ridge Apartments), 0.375%, 8/01/2040 (Put Date 8/01/2024)	1,575,000	1,544,048
North Texas Tollway Authority System Rev., “B”, 4%, 1/01/2039	1,300,000	1,491,193
Port Beaumont, TX, Industrial Development Authority Facility Taxable Rev. (Jefferson Gulf Coast Energy Project), “B”, 4.1%, 1/01/2028 (n)	23,050,000	21,940,975
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	3,655,000	3,686,655
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	9,200,000	9,285,476
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “B”, 6%, 1/01/2025 (n)	10,945,000	11,291,902
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	9,170,000	10,408,748
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 7.5%, 11/15/2034 (Prerefunded 11/15/2024)	1,075,000	1,257,255

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 7.75%, 11/15/2044 (Prerefunded 11/15/2024)	$1,970,000	$ 2,317,428
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 8%, 11/15/2049 (Prerefunded 11/15/2024)	1,680,000	1,985,199
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 8/01/2027	4,000,000	4,780,105
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2029	545,000	658,857
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2030	680,000	822,852
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2031	540,000	651,372
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2032	540,000	651,198
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2028	830,000	983,136
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2029	810,000	974,262
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2030	675,000	811,638
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2031	485,000	582,069
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2032	595,000	714,346
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2024	1,095,000	1,202,007
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	1,500,000	1,660,940
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	3,345,000	3,666,749
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	5,210,000	5,681,483
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 5.75%, 12/01/2054	22,954,217	24,045,791
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2044	660,000	707,541
Temple, TX, Reinvestment Zone 1 Rev., “A”, BAM, 4%, 8/01/2032	425,000	480,890

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Temple, TX, Reinvestment Zone 1 Rev., “A”, BAM, 4%, 8/01/2036	$455,000	$ 511,704
Temple, TX, Reinvestment Zone 1 Rev., “A”, BAM, 4%, 8/01/2040	415,000	464,785
Texas Department of Housing & Community Affairs, Residential Mortgage Rev., “A”, 4.75%, 1/01/2049 (u)	5,475,000	5,948,718
Texas Department of Housing & Community Affairs, Single Family Mortgage Rev., “A”, 4.75%, 3/01/2049 (u)	2,925,000	3,156,302
Texas Department of Housing & Community Affairs, Single Family Mortgage Rev., “A”, GNMA, 3%, 3/01/2052	15,090,000	15,889,082
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Rev., 5%, 12/15/2030	5,860,000	7,111,952
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Rev., 5%, 12/15/2031	5,325,000	6,555,975
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Rev., 5%, 12/15/2032	5,330,000	6,659,946
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,375,000	1,505,407
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	1,105,000	1,204,926
Texas Transportation Commission, Central Texas Turnpike System Rev., Capital Appreciation, “B”, 0%, 8/15/2036	4,605,000	2,615,859
Texas Transportation Commission, State Highway 249 System Rev., “A”, 5%, 8/01/2057	5,725,000	6,457,822
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2037	640,000	359,940
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2038	470,000	250,374
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2039	520,000	262,665
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2040	520,000	248,210
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2041	1,040,000	470,049
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2042	1,430,000	611,424
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2043	1,170,000	474,117
		$378,380,716

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utah - 0.4%
Utah Charter School Finance Authority, Charter School Rev. (Bridge Elementary Project), “A”, 4%, 6/15/2031 (n)	$560,000	$ 571,286
Utah Charter School Finance Authority, Charter School Rev. (Bridge Elementary Project), “A”, 4%, 6/15/2041 (n)	890,000	874,642
Utah Charter School Finance Authority, Charter School Rev. (Bridge Elementary Project), “A”, 4.25%, 6/15/2051 (n)	1,315,000	1,286,846
Utah Charter School Finance Authority, Charter School Rev. (Mountain Sunrise Academy), “A”, 4%, 12/15/2041 (n)	2,770,000	2,710,364
Utah Charter School Finance Authority, Charter School Rev. (Mountain Sunrise Academy), “A”, 4%, 12/15/2051 (n)	4,120,000	3,847,357
Utah Charter School Finance Authority, Charter School Rev. (Mountain Sunrise Academy), “A”, 4%, 12/15/2056 (n)	2,770,000	2,527,316
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2036 (n)	1,530,000	1,637,672
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2046 (n)	1,285,000	1,358,445
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), “A”, 3.5%, 2/15/2026 (n)	185,000	188,395
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2039	400,000	469,680
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2044	355,000	413,665
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2049	650,000	752,940
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “G”, GNMA, 4.5%, 7/21/2049	1,566,904	1,619,309
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “H”, GNMA, 4.5%, 8/21/2049	830,715	858,498
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “I”, 2.5%, 8/21/2051	4,219,187	4,255,200
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “I”, GNMA, 4%, 9/21/2049	1,631,796	1,678,984
Utah Housing Corp., Tax-Exempt Mortgage-Backed Securities, “G”, GNMA, 3.5%, 2/21/2050	2,259,724	2,329,586
		$27,380,185
Vermont - 0.2%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$1,020,000	$ 1,038,546
Burlington, VT, Airport Rev., “A”, 4%, 7/01/2028	4,645,000	4,683,239
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.625%, 4/01/2036 (Put Date 4/03/2028) (n)	2,445,000	2,789,787

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Vermont - continued
Vermont Student Assistance Corp., Education Loan Rev., “A”, 3.625%, 6/15/2029	$305,000	$ 313,895
Vermont Student Assistance Corp., Education Loan Rev., “A”, 3.75%, 6/15/2030	340,000	350,096
Vermont Student Assistance Corp., Education Loan Rev., “A”, 4%, 6/15/2033	310,000	319,820
Vermont Student Assistance Corp., Education Loan Rev., “A”, 4%, 6/15/2034	340,000	350,454
Vermont Student Assistance Corp., Education Loan Rev., “A”, 2.375%, 6/15/2039	1,555,000	1,459,278
Vermont Student Assistance Corp., Education Loan Rev., “B”, 4.375%, 6/15/2046	755,000	760,931
Vermont Student Assistance Corp., Education Loan Rev., “B”, 4%, 6/15/2047	1,740,000	1,713,914
		$13,779,960
Virginia - 1.0%
Amelia County, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 1.45%, 4/01/2027	$940,000	$ 932,570
Charles City County, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 1.45%, 4/01/2027	440,000	436,522
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043 (Prerefunded 3/01/2023)	4,600,000	4,903,368
James City County, VA, Economic Development Authority, Residential Care Facility Rev. (United Methodist Homes of Williamsburg, Inc.), “A”, 4%, 6/01/2041	1,250,000	1,327,276
James City County, VA, Economic Development Authority, Residential Care Facility Rev. (United Methodist Homes of Williamsburg, Inc.), “A”, 4%, 6/01/2047	2,055,000	2,146,759
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4%, 9/01/2023 (n)	330,000	333,444
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2028 (n)	580,000	607,957
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2037 (n)	1,105,000	1,178,578
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2045 (n)	3,775,000	3,920,508
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045 (n)	960,000	1,021,362
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.4%, 3/01/2045 (n)	1,780,000	1,867,281

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), “A”, 5%, 9/01/2032	$1,140,000	$ 1,325,532
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), “A”, 5%, 9/01/2034	490,000	568,369
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2030 (n)	2,810,000	2,988,264
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2035 (n)	2,590,000	2,737,995
Virginia Small Business Financing Authority Rev., 5%, 6/01/2047	1,500,000	1,588,569
Virginia Small Business Financing Authority Rev., 5%, 6/01/2052	3,880,000	4,106,451
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC Project), 5%, 7/01/2049	1,655,000	1,657,494
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	4,975,000	5,079,004
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	9,705,000	9,882,744
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2036	2,500,000	2,800,188
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2037	2,750,000	3,073,082
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2039	3,500,000	3,896,682
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2040	1,965,000	2,182,017
Virginia Small Business Financing Authority Rev., Solid Waste Disposal (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038) (n)	715,000	737,143
Virginia Small Business Financing Authority Senior Lien Rev. (95 Express Lanes LLC Project), 5%, 1/01/2044	7,855,000	7,866,838
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	769,496	77
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 3/01/2019 (a)(d)	6,569,570	657
		$69,166,731

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - 1.9%
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2033	$2,675,000	$ 3,019,534
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2038	3,415,000	3,834,743
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2048	6,565,000	7,271,450
Kalispel Tribe Indians, WA, Priority District Rev., “A”, 5%, 1/01/2032 (n)	2,220,000	2,569,086
Kalispel Tribe Indians, WA, Priority District Rev., “A”, 5.25%, 1/01/2038 (n)	2,500,000	2,897,559
Kalispel Tribe Indians, WA, Priority District Rev., “B”, 5%, 1/01/2032 (n)	700,000	810,072
Kalispel Tribe Indians, WA, Priority District Rev., “B”, 5.25%, 1/01/2038 (n)	900,000	1,043,121
Port of Seattle, WA, Industrial Development Corp., Special Facilities Rev. (Delta Airlines, Inc.), 5%, 4/01/2030	4,000,000	4,170,010
Seattle, WA, Municipal Light & Power Improvement Rev., “C”, 4%, 9/01/2037	7,000,000	7,798,281
Washington Economic Development Finance Authority, Environmental Facilities Rev. (Mura Cascade ELP LLC Project), 0.33%, 12/01/2041 (Put Date 12/08/2022) (n)	4,315,000	4,302,052
Washington Health Care Facilities Authority Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	5,000,000	5,879,644
Washington Health Care Facilities Authority Rev. (Seattle Cancer Care Alliance), 5%, 9/01/2055	3,640,000	4,388,341
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	1,775,000	2,030,920
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	1,805,000	2,063,014
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2038 (n)	830,000	876,038
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2048 (n)	1,420,000	1,475,966
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2053 (n)	1,375,000	1,425,282
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 4%, 7/01/2028 (n)	225,000	233,424
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2033 (n)	225,000	239,988
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2038 (n)	325,000	345,022
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2048 (n)	450,000	474,145

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2036 (n)	$2,460,000	$ 2,601,545
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2046 (n)	4,675,000	4,897,422
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2051 (n)	2,970,000	3,105,250
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2036 (n)	1,000,000	1,068,421
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2041 (n)	2,000,000	2,122,492
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2046 (n)	2,385,000	2,516,086
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2051 (n)	3,635,000	3,827,212
Washington State Convention Center, Public Facilities District, Junior Lodging Tax Green Notes, 4%, 7/01/2031	24,600,000	27,408,088
Washington State Housing Finance Commission Municipal Certificates, “X”, 0.725%, 12/20/2035 (i)	68,524,768	3,989,190
Washington State Housing Finance Commission, Municipal Certificates, “A”, 3.5%, 12/20/2035	17,667,095	18,673,259
		$127,356,657
West Virginia - 0.4%
Monongalia County, WV, Commission Special District Excise Tax Refunding & Improvement Rev. (University Town Centre Economic Opportunity Development District), “A”, 4.125%, 6/01/2043 (n)	$1,510,000	$ 1,625,624
Monongalia County, WV, Special District Excise Tax Rev. (University Town Centre Economic Opportunity Development District), “B”, 4.875%, 6/01/2043 (n)	1,545,000	1,616,229
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4.75%, 6/01/2031	1,000,000	1,005,626
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Cabell Huntington Hospital Obligated Group), “A”, 5%, 1/01/2043	6,455,000	7,430,729
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2027	2,100,000	2,284,774
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2028	1,000,000	1,085,532

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
West Virginia - continued
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2038	$1,160,000	$ 1,385,109
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2039	350,000	417,380
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “A”, 4%, 6/01/2051	8,000,000	8,745,819
West Virginia Housing Development Fund, “A”, FHA, 3.45%, 11/01/2033	610,000	644,906
West Virginia Housing Development Fund, “A”, FHA, 3.75%, 11/01/2038	585,000	621,750
Wheeling, WV, Combined Waterworks and Sewerage System Rev., “A”, BAM, 4%, 6/01/2041	655,000	755,232
Wheeling, WV, Combined Waterworks and Sewerage System Rev., “A”, BAM, 4%, 6/01/2046	650,000	741,196
Wheeling, WV, Combined Waterworks and Sewerage System Rev., “A”, BAM, 4%, 6/01/2051	475,000	539,748
		$28,899,654
Wisconsin - 4.7%
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2032	$725,000	$ 540,758
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2033	1,105,000	794,750
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2034	1,050,000	728,243
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2035	1,580,000	1,054,167
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2036	1,620,000	1,038,596
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2037	2,630,000	1,621,030
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2038	2,845,000	1,679,058
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2039	3,095,000	1,749,025
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2040	1,340,000	724,042
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2031	545,000	418,767
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2032	740,000	549,272

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2033	$710,000	$ 507,836
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2034	655,000	450,683
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2035	840,000	556,110
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2036	815,000	518,567
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2037	815,000	498,305
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2038	840,000	492,210
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2039	790,000	443,340
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2040	195,000	104,653
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2027	2,530,000	2,694,008
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2032	2,315,000	2,442,664
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2037	1,265,000	1,322,427
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2039	1,315,000	1,372,064
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Saint John's Communities, Inc.), 4%, 9/15/2036	530,000	573,542
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Saint John's Communities, Inc.), 4%, 9/15/2036 (w)	800,000	824,881
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Saint John's Communities, Inc.), 4%, 9/15/2041 (w)	770,000	785,335
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Saint John's Communities, Inc.), 4%, 9/15/2045 (w)	650,000	658,000
Wisconsin Health & Educational Facilities Authority Rev. (American Baptist Homes of the Midwest Obligated Group), 4.375%, 8/01/2027	100,000	104,500
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2030	160,000	196,734
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2031	170,000	208,466
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2032	200,000	245,064
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2033	215,000	263,336

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2034	$200,000	$ 244,630
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2035	260,000	317,709
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2037	1,110,000	1,199,604
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2041	1,910,000	2,054,067
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), “C”, 5%, 2/15/2047	675,000	766,421
Wisconsin Health & Educational Facilities Authority Rev. (Oakwood Lutheran Senior Ministries), 4%, 1/01/2037	765,000	809,667
Wisconsin Health & Educational Facilities Authority Rev. (Oakwood Lutheran Senior Ministries), 4%, 1/01/2047	1,365,000	1,416,545
Wisconsin Health & Educational Facilities Authority Rev. (Oakwood Lutheran Senior Ministries), 4%, 1/01/2057	2,100,000	2,155,890
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2038	520,000	590,801
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2044	600,000	678,151
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2049	2,515,000	2,831,223
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), 5.25%, 2/01/2043	4,870,000	4,980,241
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), “A”, 5.125%, 2/01/2038	5,110,000	5,219,441
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2039	1,060,000	1,162,788
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2046	1,335,000	1,451,471
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2054	11,510,000	12,466,568
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “B-3”, 2.25%, 11/01/2026	2,265,000	2,272,805
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2040 (Prerefunded 9/15/2023)	1,195,000	1,272,697
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2045 (Prerefunded 9/15/2023)	1,595,000	1,698,704
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2050 (Prerefunded 9/15/2023)	6,430,000	6,848,068

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Housing & Economic Development Authority Home Ownership, “A”, 3%, 3/01/2052	$4,380,000	$ 4,594,010
Wisconsin Housing & Economic Development Authority Home Ownership, “D”, 4%, 3/01/2047 (u)	6,315,000	6,719,831
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	170,000	171,037
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/2028	3,815,000	3,867,703
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2042	17,855,000	18,094,673
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “C”, 5%, 7/01/2042	2,870,000	2,907,205
Wisconsin Public Finance Authority Charter School Rev. (Alamance Community School Project), “A”, 5%, 6/15/2051 (n)	930,000	929,945
Wisconsin Public Finance Authority Charter School Rev. (Eno River Academy Project), “A”, 4%, 6/15/2030 (n)	475,000	508,460
Wisconsin Public Finance Authority Charter School Rev. (Eno River Academy Project), “A”, 5%, 6/15/2040 (n)	815,000	906,748
Wisconsin Public Finance Authority Charter School Rev. (Eno River Academy Project), “A”, 5%, 6/15/2054 (n)	1,380,000	1,510,135
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2039	285,000	329,441
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2049	865,000	987,416
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2053	580,000	660,230
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2037	665,000	708,205
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2047	1,015,000	1,074,911
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030 (n)	1,025,000	1,105,201
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035 (n)	1,005,000	1,088,235
Wisconsin Public Finance Authority Education Rev. (Signature Preparatory), “A”, 5%, 6/15/2041 (n)	1,945,000	2,073,106
Wisconsin Public Finance Authority Education Rev. (Signature Preparatory), “A”, 5%, 6/15/2051 (n)	2,435,000	2,563,559

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 4.125%, 6/15/2029 (n)	$475,000	$ 499,903
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 5%, 6/15/2039 (n)	500,000	537,043
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 5%, 6/15/2049 (n)	1,100,000	1,169,941
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 3.75%, 10/01/2023 (n)	150,000	152,714
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2033 (n)	670,000	751,656
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2048 (n)	3,265,000	3,590,361
Wisconsin Public Finance Authority Entrance Fee Principal Redemption Accredited Rev. (Searstone CCRC Project), “B-2”, 2.25%, 6/01/2027 (n)	1,595,000	1,572,050
Wisconsin Public Finance Authority Entrance Fee Principal Redemption Accredited Rev. (Searstone CCRC Project), “C”, 2.75%, 6/01/2026 (n)	1,295,000	1,278,932
Wisconsin Public Finance Authority Healthcare Facility Rev. (Blue Ridge Healthcare), “A”, 4%, 1/01/2045	715,000	793,364
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2025 (n)	445,000	470,179
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2030 (n)	920,000	974,509
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2038 (n)	1,215,000	1,277,043
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2042	595,000	669,692
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	545,000	610,871
Wisconsin Public Finance Authority Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), “A”, 4%, 9/01/2036 (n)	2,040,000	2,145,588
Wisconsin Public Finance Authority Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), “A”, 4%, 9/01/2041 (n)	1,860,000	1,936,881
Wisconsin Public Finance Authority Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), “A”, 4%, 9/01/2051 (n)	3,445,000	3,523,955
Wisconsin Public Finance Authority Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), “A”, 4%, 9/01/2056 (n)	1,825,000	1,855,341

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	$25,170,000	$ 26,297,430
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (n)	5,730,000	5,807,490
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 6.5%, 12/01/2037 (n)	8,355,000	8,821,502
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	7,930,000	8,499,365
Wisconsin Public Finance Authority Refunding Rev. (Roseman University of Health Sciences Project), 4%, 4/01/2052 (n)(w)	1,105,000	1,139,157
Wisconsin Public Finance Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), “A”, 5%, 11/15/2041	1,115,000	1,317,218
Wisconsin Public Finance Authority Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 4%, 10/01/2041	265,000	291,663
Wisconsin Public Finance Authority Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 4%, 10/01/2046	360,000	392,743
Wisconsin Public Finance Authority Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 4%, 10/01/2051	1,010,000	1,098,576
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2039 (n)	770,000	818,347
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2049 (n)	1,455,000	1,523,119
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2054 (n)	1,365,000	1,424,412
Wisconsin Public Finance Authority Rev. (Alamance Community School Project), “A”, 4.25%, 6/15/2031 (n)	170,000	166,772
Wisconsin Public Finance Authority Rev. (Alamance Community School Project), “A”, 5%, 6/15/2041 (n)	515,000	523,539
Wisconsin Public Finance Authority Rev. (Alamance Community School Project), “A”, 5%, 6/15/2056 (n)	900,000	885,424
Wisconsin Public Finance Authority Rev. (Celanese Corp.), “B”, 5%, 12/01/2025	3,055,000	3,457,627
Wisconsin Public Finance Authority Rev. (McLemore Hotel & Conference Center), “B”, 6.5%, 6/01/2056 (n)	6,165,000	6,063,551

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 3%, 4/01/2025 (n)	$225,000	$ 228,441
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5%, 4/01/2030 (n)	600,000	683,464
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 4%, 4/01/2032 (n)(w)	915,000	980,876
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5.75%, 4/01/2035	2,805,000	3,135,924
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5%, 4/01/2040 (n)	1,150,000	1,305,598
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 4%, 4/01/2042 (n)(w)	1,000,000	1,045,632
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5%, 4/01/2050 (n)	2,000,000	2,244,546
Wisconsin Public Finance Authority Rev., “B-1”, 4%, 12/28/2044 (n)(w)	13,297,280	13,139,193
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2037 (n)	1,995,000	2,138,625
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2042 (n)	3,965,000	4,244,036
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2047 (n)	3,955,000	4,228,224
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2052 (n)	8,800,000	9,396,579
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2029 (n)	1,905,000	2,017,055
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/2034 (n)	1,730,000	1,839,445
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/2044 (n)	1,685,000	1,788,854
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/2049 (n)	3,465,000	3,696,637
Wisconsin Public Finance Authority Senior Secured Rev. (McLemore Hotel & Conference Center), “A”, 4.5%, 6/01/2056 (n)	17,295,000	16,704,201
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2044	520,000	605,630

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 4%, 7/01/2045	$995,000	$ 1,086,823
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 4%, 7/01/2050	855,000	929,747
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2054	680,000	785,333
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 4%, 7/01/2055	965,000	1,046,036
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2058	780,000	899,820
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2034	2,380,000	2,790,063
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2039	1,490,000	1,729,380
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2044	1,770,000	2,032,700
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2049	2,540,000	2,900,680
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “A-1”, 4%, 7/01/2041 (n)	365,000	391,019
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “A-1”, 4%, 7/01/2051 (n)	1,835,000	1,933,613
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “A-1”, 4%, 7/01/2061 (n)	3,235,000	3,368,894
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “A-2”, 4.85%, 7/01/2031 (n)	365,000	358,248
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “A-2”, 5.35%, 7/01/2040 (n)	1,575,000	1,538,349
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “B”, 5.25%, 7/01/2061 (n)	1,795,000	1,805,512
Wisconsin Public Finance Authority Student Housing Rev. (Western Carolina University Project), 5.25%, 7/01/2047	2,480,000	2,663,890

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority, Healthcare Facility Rev. (Appalachian Regional Healthcare System Obligated Group), “A”, 5%, 7/01/2039	$500,000	$ 613,849
Wisconsin Public Finance Authority, Healthcare Facility Rev. (Appalachian Regional Healthcare System Obligated Group), “A”, 4%, 7/01/2046	1,100,000	1,228,409
		$317,261,258
Wyoming - 0.0%
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2031	$265,000	$ 308,387
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2032	160,000	185,768
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2033	265,000	307,520
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2035	255,000	295,193
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2037	225,000	259,937
		$1,356,805
Total Municipal Bonds (Identified Cost, $6,440,405,326)		$ 6,697,141,640
Bonds – 0.5%
Consumer Services – 0.5%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$8,970,000	$ 7,982,201
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	8,338,000	7,020,258
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2027 (n)	1,149,000	926,051
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2028 (n)	2,923,000	2,248,146
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	34,400,000	10,835,525
Toll Road Investors Partnership II LP, Capital Appreciation, “A”, NPFG, 0%, 2/15/2045 (n)	579,494	143,041
Toll Road Investors Partnership II LP, Capital Appreciation, “B”, NPFG, 0%, 2/15/2033 (n)	4,735,000	2,854,955
Total Bonds (Identified Cost, $32,654,240)		$ 32,010,177

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Other Municipal Bonds – 0.2%
Multi-Family Housing Revenue – 0.2%
FRETE 2021-ML10 Trust, “X-CA”, FHLMC, 1.518%, 6/25/2038 (i)(n)	$30,644,213	$ 4,504,960
FRETE 2021-ML10 Trust, “X-US”, FHLMC, 2.055%, 1/25/2038 (i)(n)	28,829,172	5,756,525
FRETE 2021-ML12 Trust, “X-US”, FHLMC, 1.219%, 1/25/2041 (i)(n)	17,743,216	2,236,461
Total Other Municipal Bonds (Identified Cost, $12,910,945)		$ 12,497,946
Investment Companies (h) - 2.7%
Money Market Funds – 2.7%
MFS Institutional Money Market Portfolio, 0.06% (v) (Identified Cost, $186,790,070)	186,790,392	$ 186,790,392

Other Assets, Less Liabilities - (1.7)%		(113,551,873)
Net Assets - 100.0%		$6,814,888,282

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $186,790,392 and $6,741,649,763, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,221,718,079, representing 17.9% of net assets.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Portfolio of Investments – continued
Restricted Securities	Acquisition Date	Cost	Value
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 7/01/2032	10/8/20	$1,800,000	$1,350,000
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039	5/25/17-6/01/18	11,564,858	6,843,000
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 12/01/2039	7/26/19	11,288,456	644,500
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 5.5%, 5/15/2025	6/30/15	300,000	204,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.25%, 5/15/2035	6/30/15	300,000	204,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 7.75%, 5/15/2035	11/15/17	1,140,291	717,400
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044	12/16/13-8/29/18	10,935,573	7,201,200
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049	6/30/15	805,000	547,400
Illinois Housing Development Authority Rev., “A”, 3.87%, 11/15/2035	2/04/21	10,815,303	9,998,105
Illinois Housing Development Authority Rev., “B”, 3.87%, 11/15/2035	2/04/21	4,410,727	4,077,455
Illinois Housing Development Authority Rev., “C”, 3.87%, 11/15/2035	2/04/21	4,401,326	4,068,765
Illinois Housing Development Authority Rev., “D”, 3.87%, 11/15/2035	2/04/21	4,016,203	3,712,741
Illinois Housing Development Authority Rev., “E”, 3.87%, 11/15/2035	2/04/21	2,765,372	2,556,422
Total Restricted Securities			$42,124,988
% of Net assets			0.6%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.

Portfolio of Investments – continued
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
MUNIPSA	SIFMA Municipal Swap Index
NPFG	National Public Finance Guarantee Corp.
SOFR	Secured Overnight Financing Rate
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 1/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $6,485,970,511)	$6,741,649,763
Investments in affiliated issuers, at value (identified cost, $186,790,070)	186,790,392
Cash	197,726
Receivables for
Investments sold	53,583,780
Fund shares sold	14,725,062
Interest	56,419,060
Other assets	17,040
Total assets	$7,053,382,823
Liabilities
Payables for
Distributions	$2,154,801
Investments purchased	6,215,000
Fund shares reacquired	16,205,744
When-issued investments purchased	147,750,645
Interest expense and fees	127,887
Payable to the holders of the floating rate certificates	64,037,842
Payable to affiliates
Investment adviser	367,089
Administrative services fee	6,198
Shareholder servicing costs	1,287,211
Distribution and service fees	16,677
Payable for independent Trustees' compensation	1,506
Accrued expenses and other liabilities	323,941
Total liabilities	$238,494,541
Net assets	$6,814,888,282
Net assets consist of
Paid-in capital	$6,605,619,468
Total distributable earnings (loss)	209,268,814
Net assets	$6,814,888,282
Shares of beneficial interest outstanding	810,171,699

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,066,743,872	245,587,973	$8.42
Class B	5,096,450	605,020	8.42
Class C	148,124,139	17,582,794	8.42
Class I	2,792,474,765	332,027,665	8.41
Class R6	1,802,449,056	214,368,247	8.41

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.79 [100 / 95.75 x $8.42]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 1/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$236,015,319
Other	101,683
Dividends from affiliated issuers	82,587
Total investment income	$236,199,589
Expenses
Management fee	$33,655,056
Distribution and service fees	1,661,648
Shareholder servicing costs	4,412,024
Administrative services fee	564,108
Independent Trustees' compensation	91,728
Custodian fee	408,278
Shareholder communications	171,403
Audit and tax fees	72,709
Legal fees	103,717
Interest expense and fees	504,689
Miscellaneous	413,281
Total expenses	$42,058,641
Fees paid indirectly	(89)
Reduction of expenses by investment adviser and distributor	(874,889)
Net expenses	$41,183,663
Net investment income (loss)	$195,015,926
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$18,980,376
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(200,389,124)
Net realized and unrealized gain (loss)	$(181,408,748)
Change in net assets from operations	$13,607,178
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	1/31/22	1/31/21
Change in net assets
From operations
Net investment income (loss)	$195,015,926	$206,408,548
Net realized gain (loss)	18,980,376	(48,454,672)
Net unrealized gain (loss)	(200,389,124)	4,267,651
Change in net assets from operations	$13,607,178	$162,221,527
Total distributions to shareholders	$(193,615,712)	$(206,724,905)
Change in net assets from fund share transactions	$620,726,829	$279,866,360
Total change in net assets	$440,718,295	$235,362,982
Net assets
At beginning of period	6,374,169,987	6,138,807,005
At end of period	$6,814,888,282	$6,374,169,987
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$8.62	$8.66	$8.09	$8.16	$8.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.30	$0.32	$0.35	$0.36
Net realized and unrealized gain (loss)	(0.21)	(0.04)	0.56	(0.08)	0.14
Total from investment operations	$0.05	$0.26	$0.88	$0.27	$0.50
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.31)	$(0.34)	$(0.36)
Net asset value, end of period (x)	$8.42	$8.62	$8.66	$8.09	$8.16
Total return (%) (r)(s)(t)(x)	0.58	3.24	11.06	3.31	6.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.65	0.67	0.67	0.68
Expenses after expense reductions (f)	0.62	0.64	0.66	0.66	0.65
Net investment income (loss)	2.94	3.65	3.82	4.35	4.44
Portfolio turnover	17	30	12	24	17
Net assets at end of period (000 omitted)	$2,066,744	$1,971,228	$1,999,299	$1,623,004	$1,589,868
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.61	0.62	0.63	0.64	0.64
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$8.63	$8.67	$8.10	$8.16	$8.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.25	$0.26	$0.29	$0.30
Net realized and unrealized gain (loss)	(0.21)	(0.05)	0.56	(0.07)	0.13
Total from investment operations	$(0.02)	$0.20	$0.82	$0.22	$0.43
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.24)	$(0.25)	$(0.28)	$(0.30)
Net asset value, end of period (x)	$8.42	$8.63	$8.67	$8.10	$8.16
Total return (%) (r)(s)(t)(x)	(0.28)	2.49	10.24	2.68	5.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.66	1.67	1.67	1.68
Expenses after expense reductions (f)	1.37	1.40	1.41	1.41	1.41
Net investment income (loss)	2.21	3.00	3.12	3.61	3.68
Portfolio turnover	17	30	12	24	17
Net assets at end of period (000 omitted)	$5,096	$6,519	$13,733	$17,392	$22,213
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.36	1.38	1.38	1.40	1.40
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$8.63	$8.67	$8.10	$8.16	$8.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.22	$0.24	$0.27	$0.28
Net realized and unrealized gain (loss)	(0.21)	(0.04)	0.56	(0.08)	0.13
Total from investment operations	$(0.04)	$0.18	$0.80	$0.19	$0.41
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.22)	$(0.23)	$(0.25)	$(0.28)
Net asset value, end of period (x)	$8.42	$8.63	$8.67	$8.10	$8.16
Total return (%) (r)(s)(t)(x)	(0.53)	2.23	9.96	2.42	5.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.66	1.67	1.67	1.68
Expenses after expense reductions (f)	1.62	1.64	1.66	1.66	1.65
Net investment income (loss)	1.95	2.69	2.84	3.35	3.43
Portfolio turnover	17	30	12	24	17
Net assets at end of period (000 omitted)	$148,124	$167,087	$242,387	$230,387	$282,931
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.61	1.63	1.63	1.64	1.64
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18
Net asset value, beginning of period	$8.62	$8.66	$8.09	$8.15	$8.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.30	$0.32	$0.35	$0.36
Net realized and unrealized gain (loss)	(0.21)	(0.04)	0.56	(0.08)	0.13
Total from investment operations	$0.04	$0.26	$0.88	$0.27	$0.49
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.31)	$(0.33)	$(0.36)
Net asset value, end of period (x)	$8.41	$8.62	$8.66	$8.09	$8.15
Total return (%) (r)(s)(t)(x)	0.46	3.24	11.06	3.44	6.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.65	0.67	0.67	0.68
Expenses after expense reductions (f)	0.62	0.64	0.66	0.66	0.65
Net investment income (loss)	2.94	3.64	3.82	4.34	4.42
Portfolio turnover	17	30	12	24	17
Net assets at end of period (000 omitted)	$2,792,475	$2,831,021	$2,687,508	$2,145,125	$2,261,507
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.61	0.62	0.63	0.64	0.64
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	1/31/22	1/31/21	1/31/20	1/31/19	1/31/18(i)
Net asset value, beginning of period	$8.62	$8.65	$8.08	$8.15	$8.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.31	$0.33	$0.36	$0.22
Net realized and unrealized gain (loss)	(0.21)	(0.03)	0.56	(0.09)	(0.06)(g)
Total from investment operations	$0.05	$0.28	$0.89	$0.27	$0.16
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.31)	$(0.32)	$(0.34)	$(0.24)
Net asset value, end of period (x)	$8.41	$8.62	$8.65	$8.08	$8.15
Total return (%) (r)(s)(t)(x)	0.54	3.44	11.16	3.40	1.97(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.57	0.59	0.58	0.57(a)
Expenses after expense reductions (f)	0.53	0.56	0.58	0.57	0.56(a)
Net investment income (loss)	3.01	3.73	3.89	4.41	4.12(a)
Portfolio turnover	17	30	12	24	17
Net assets at end of period (000 omitted)	$1,802,449	$1,398,315	$1,195,880	$856,776	$397,994
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.52	0.54	0.55	0.56	0.55(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For Class R6, the period is from the class inception, June 2, 2017, through the stated period end.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Municipal High Income Fund (the fund) is a diversified series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master

Notes to Financial Statements  - continued
Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of

Notes to Financial Statements  - continued
input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$6,709,639,586	$—	$6,709,639,586
U.S. Corporate Bonds	—	32,010,177	—	32,010,177
Mutual Funds	186,790,392	—	—	186,790,392
Total	$186,790,392	$6,741,649,763	$—	$6,928,440,155
For further information regarding security characteristics, see the Portfolio of Investments.
Inverse Floaters — The fund invests in municipal inverse floating rate securities which are structured by the fund utilizing the fund's municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the fund transfers a fixed rate municipal bond to a special purpose trust (“the trust”), and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the fund. Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates”. The carrying value of the fund’s payable to the holders of the floating rate certificates as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At January 31, 2022, the fund’s payable to the holders of the floating rate certificates was $64,037,842 and the weighted average interest rate on the settled floating rate certificates issued by the trust was 0.11%. For the year ended January 31, 2022, the average payable to the holders of the settled floating rate certificates was $70,462,612 at a weighted average interest rate of 0.11%. Interest expense and fees include interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2022, interest expense and fees related to self-deposited inverse floaters amounted to $480,761 and are included in “Interest expense and fees” in the Statement of Operations.

Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring,

Notes to Financial Statements  - continued
incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 1/31/22	Year ended 1/31/21
Ordinary income (including any short-term capital gains)	$2,809,813	$11,818,609
Tax-exempt income	190,805,899	194,906,296
Total distributions	$193,615,712	$206,724,905

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 1/31/22
Cost of investments	$6,639,322,160
Gross appreciation	339,572,878
Gross depreciation	(114,492,725)
Net unrealized appreciation (depreciation)	$ 225,080,153
Undistributed ordinary income	1,438,285
Undistributed tax-exempt income	60,201,484
Capital loss carryforwards	(60,893,828)
Other temporary differences	(16,557,280)
Total distributable earnings (loss)	$ 209,268,814
As of January 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(60,893,828)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 1/31/22	Year ended 1/31/21
Class A	$60,230,580	$67,375,712
Class B	126,101	266,852
Class C	3,093,572	5,375,754
Class I	80,273,036	93,361,821
Class R6	49,892,423	40,344,766
Total	$193,615,712	$206,724,905

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion and up to $10 billion	0.45%
In excess of $10 billion	0.425%
MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended January 31, 2022, this management fee reduction amounted to $860,460, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2022 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
		Classes
A	B	C	I	R6
0.65%	1.40%	1.65%	0.65%	0.56%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2023. For the year ended January 31, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $88,578 for the year ended January 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.75%	$ 57,717
Class C	0.75%	0.25%	1.00%	1.00%	1,603,931
Total Distribution and Service Fees					$1,661,648
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2022 based on each class's average daily net assets. MFD has agreed in writing to reduce the Class B service fee rate to 0.00% for all Class B shares. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least May 31, 2023. For the year ended January 31, 2022, this waiver amounted to $14,429, which is included in the reduction of total expenses in the Statement of Operations. MFD has also voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2022, there were no service fee rebates.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2022, were as follows:
Amount
Class A	$88,997
Class B	4,531
Class C	8,056
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended January 31, 2022, the fee was $195,489, which equated to 0.0029% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,216,535.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2022 was equivalent to an annual effective rate of 0.0085% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,429 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2022. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,492 at January 31, 2022, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended January 31, 2022, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$13,436,645	$—
Non-U.S. Government securities	1,756,621,754	1,149,666,434

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 1/31/22		Year ended 1/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	40,037,108	$347,009,592	41,685,865	$344,479,434
Class B	7,307	62,707	3,860	32,779
Class C	2,392,645	20,767,125	2,813,618	23,348,058
Class I	88,439,826	765,619,870	132,192,517	1,076,180,486
Class R6	98,856,243	856,361,341	80,075,619	664,146,738
	229,733,129	$1,989,820,635	256,771,479	$2,108,187,495
Shares issued to shareholders in reinvestment of distributions
Class A	6,461,532	$55,843,129	7,538,855	$62,071,649
Class B	11,364	98,265	26,552	217,894
Class C	330,541	2,859,594	586,468	4,821,847
Class I	8,125,477	70,157,314	9,991,986	82,250,526
Class R6	4,527,776	39,092,462	3,917,680	32,245,439
	19,456,690	$168,050,764	22,061,541	$181,607,355
Shares reacquired
Class A	(29,461,794)	$(255,087,424)	(51,485,828)	$(417,374,935)
Class B	(168,790)	(1,460,062)	(859,178)	(7,014,512)
Class C	(4,492,320)	(38,959,121)	(12,001,887)	(98,931,509)
Class I	(92,977,544)	(797,612,088)	(124,193,568)	(1,004,658,303)
Class R6	(51,278,592)	(444,025,875)	(59,913,397)	(481,949,231)
	(178,379,040)	$(1,537,144,570)	(248,453,858)	$(2,009,928,490)
Net change
Class A	17,036,846	$147,765,297	(2,261,108)	$(10,823,852)
Class B	(150,119)	(1,299,090)	(828,766)	(6,763,839)
Class C	(1,769,134)	(15,332,402)	(8,601,801)	(70,761,604)
Class I	3,587,759	38,165,096	17,990,935	153,772,709
Class R6	52,105,427	451,427,928	24,079,902	214,442,946
	70,810,779	$620,726,829	30,379,162	$279,866,360
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2022, the fund’s commitment fee and interest expense were $23,564 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$209,885,766	$1,461,744,619	$1,484,839,993	$—	$—	$186,790,392

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$82,587	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the

Notes to Financial Statements  - continued
United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10) Subsequent Event
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Municipal High Income Fund and the Board of Trustees of MFS Series Trust III
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust III (the “Trust”)), including the portfolio of investments, as of January 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust III) at January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
March 18, 2022

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of March 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	135	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jason Kosty Gary Lasman Geoffrey Schechter

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
Of the dividends paid from net investment income during the fiscal year, 98.55% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Federal Tax Information (unaudited) - continued
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2022 and 2021, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2022	2021
Fees billed by Deloitte:
MFS Global High Yield Fund	84,346	80,066
MFS High Income Fund	79,008	75,001
MFS High Yield Pooled Portfolio	36,281	34,463

Total	199,635	189,530

	Audit Fees
	2022	2021
Fees billed by E&Y:
MFS Municipal High Income Fund	59,849	56,824

For the fiscal years ended January 31, 2022 and 2021, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2022	2021	2022	2021	2022	2021
Fees billed by Deloitte:
To MFS Global High Yield Fund	0	0	7,868	7,485	0	0
To MFS High Income Fund	0	0	10,062	9,817	0	0
To MFS High Yield Pooled Portfolio	0	0	9,785	9,304	0	0
Total fees billed by Deloitte To above Funds	0	0	27,715	26,606	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2022	2021	2022	2021	2022	2021
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global High Yield Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS High Income Fund *	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS High Yield Pooled Portfolio*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2022	2021
Fees billed by Deloitte:
To MFS Global High Yield Fund, MFS and MFS Related Entities#	13,258	556,625
To MFS High Income Fund, MFS and MFS Related Entities#	15,452	558,957
To MFS High Yield Pooled Portfolio, MFS and MFS Related Entities#	15,175	558,444

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2022	2021	2022	2021	2022	2021
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	10,669	10,122	2,224	2,389

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2022	2021	2022	2021	2022	2021
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	1,795,090	1,783,260	0	0	111,720	107,150

	Aggregate Fees for Non-audit Services
	2022	2021
Fees billed by E&Y:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	2,174,333	2,145,151

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2):  Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: March 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: March 18, 2022

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 18, 2022

*	Print name and title of each signing officer under his or her signature.